UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-05443
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2007
DATE OF REPORTING PERIOD: November 1, 2006 through October 31, 2007
ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Investment strategies for
your serious money™

Calamos Family of Funds

Annual Report October 31, 2007

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386
Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.
•	Get fund prices and account balances

•	Review recent transactions

•	Order statements, literature and more
Code of Ethics
Certification
906 Certification
PERSONAL ASSISTANCE
800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.
ONLINE ACCOUNT MANAGEMENT
www.calamos.com
Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.
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Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your annual report for the year ended October 31, 2007. We always appreciate any opportunity to correspond with you and hope that you will carefully review the accompanying materials. This report includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations.
Recent market volatility has only reinforced our belief in the viability of our more traditional investment style. At Calamos Investments, we take a disciplined, long-term approach with each of our investment portfolios and avoid the temptation of short-term market distractions. While we attempt to maximize returns, our primary emphasis is on managing risk for our shareholders.
At Calamos, our investment approach focuses on building wealth over full market cycles. Our goal is to position our funds to participate in upward moving markets and to preserve capital during down markets. Although we may be slightly less bullish about the near-term prospects of the economy and certain market sectors, we have a great deal of confidence in our long-term investment philosophy and process.
In June, in order to extend our investment capabilities, we introduced Calamos Total Return Bond Fund. Based on a flexible “core-plus” approach, Calamos Total Return Bond Fund seeks to maximize returns by integrating—and capitalizing upon—the vast opportunities of the fixed-income markets in one broadly diversified portfolio.
As always, we remain focused on managing risk and enhancing return potential through full market cycles. By continuing our course—one defined by a dedication to risk management—we believe we are well positioned to build wealth for investors who have entrusted us with their investments.
Should you have any questions about your portfolio, please contact your financial advisor, or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. Please visit our website at www.calamos.com to access market commentaries, sign up for e-delivery of reports, receive fund information and learn more about our investment process.
Letter to Shareholders  ANNUAL REPORT  1

Letter to Shareholders
We thank you for your continued trust and look forward to helping you achieve your financial goals in the years to come.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.
2 ANNUAL REPORT  Letter to Shareholders

Introducing
Calamos Total Return Bond Fund
Casting a Wide Net on a Fixed-Income Opportunity
This Fund focuses on a total return approach, consistent with preservation of capital and prudent investment management. Through a “core-plus” approach, Calamos Total Return Bond Fund seeks to capitalize upon—and integrate—the vast opportunities of the fixed-income markets in a broadly diversified portfolio.
A Total Return Approach
Bonds offer the opportunity to build wealth through yield generation and capital appreciation; this Fund pursues both as components of total return. We consider a bond’s income stream, its potential for price appreciation, risk characteristics and contribution to the portfolio as a whole. Compared with strategies that focus on yield alone, our approach seeks to more fully capitalize on the potential of fixed-income securities, and provides enhanced opportunities for risk management.
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad exposure to the major sectors of the U.S. bond market

•	A conservative total return approach, with an emphasis on yield and capital preservation

•	Income generation

•	Portfolio diversification when combined with other asset classes
Synthesizing Opportunities
Our investment process combines diverse fixed-income instruments and strategies into an integrated portfolio. Allocations to “core” and “plus” are dynamically managed, based on our view of the investment landscape. In pursuit of the optimal portfolio characteristics, we can invest directly in securities or indirectly through derivative strategies.
FUND INFORMATION

	A Shares	B Shares	C Shares
Inception Date	6/27/07	6/27/07	6/27/07
NASDAQ Symbol	CTRAX	CTXBX	CTRCX
CUSIP Number	128119310	128119294	128119286
Minimum initial/subsequent investment	$2,500/$50	$2,500/$50	$2,500/$50
IRA initial investment	$500	$500	$500
Sales load/Maximum sales charge	Front-end/3.75%	Back-end/3.50%	Level-load/1.00%
Ratio of Net Expenses to Average Net Assets†	0.90%	1.65%	1.65%
Distributions	Monthly dividends; annual capital gains

†	Annualized as of 10/31/07.
To learn more, contact your financial advisor or call us at 800.582.6959 from 8 am — 6 pm CST, Monday through Friday.
Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. Contact 800.582.6959 for a prospectus containing this and other information. Read it carefully.
Calamos Total Return Bond ANNUAL REPORT 3

Economic and Market Review

For the latest market and
economic outlook, please visit
our website at www.calamos.com
and select the
“Individual Investors” link.

Around the globe, markets gained ground for the one-year period ended October 31, 2007. In the United States, stocks posted a solid return of 14.56%, as measured by the S&P 500 Index.1 International markets performed even more robustly, with the MSCI EAFE® Index2 earning 25.43%. Bond markets produced more muted returns: The Lehman Brothers U.S. Aggregate Index3 rose 5.38%, and the CS High Yield Index4 climbed 7.72%. Convertible securities, which blend characteristics of stocks and bonds, landed in the middle, with the Value Line Convertible Index5 gaining 11.05%.
Good global growth, corporate profitability and largely contained inflation provided ongoing support for the investment markets throughout the period. However, the economic landscape was also characterized by increasing uncertainty, a renewed appreciation for risk, and a shift in investor sentiment.
During the initial months of the reporting period, traditional growth companies remained largely overlooked by investors. Economically sensitive sectors of the market dominated. Investors seemed less interested in longer-term earnings quality and gravitated toward companies with more cyclical earnings prospects. This trend cut across the global markets, but was especially pronounced in the United States. As the period progressed, however, sentiment shifted and traditional growth companies were increasingly recognized for their stable earnings prospects and quality fundamentals.
A heightened awareness of risk served as the backdrop for this rotation to quality. In February, former Federal Reserve Chairman Alan Greenspan’s comments about the potential for recession in the United States cast the global markets into turmoil. His remarks, paired with increased concern about the U.S. housing market, prompted investors to re-evaluate risk. Signs emerged that the tide was turning to growth companies that offered better prospects for sustainable earnings.
Throughout the summer, this trend continued as uncertainty increased. Deteriorating conditions in the sub-prime mortgage market served as a catalyst for a global credit crisis. A number of hedge funds, Wall Street players and their international counterparts were forced to reckon with their use of complex mortgage derivatives and off-balance sheet financing. Concerned by the lack of transparency in the credit markets, many market participants became less willing to purchase debt instruments. The Federal Reserve, along with other central banks, took decisive steps to maintain liquidity within the markets. The Federal Reserve, in fact, cut rates twice, first in September and then in late October. The markets regained a degree of traction and resumed their advance, and volatility declined somewhat.
As of the close of the period, investors find themselves challenged by mixed data. In the United States, the housing market continues to languish, but this correction was not wholly unexpected. The Federal Reserve and other central banks responded proactively to the potential liquidity issues created by the credit crisis, but the
4 ANNUAL REPORT Economic and Market Review

Economic and Market Review
magnitude and duration of the crisis is not yet fully known and will likely take many months to work its way fully through the economy. Energy prices continue to cast a shadow and have exacerbated uncertainty about future consumer spending. However, a rising equity market and robust exports should help offset declining home values and support ongoing spending.
Although the near-term view may be more uncertain, we continue to have a favorable outlook on the U.S. economy and the global economy. As we have discussed in our previous communications with shareholders, the strength of the U.S. economy is due in large measure to its diversification. Although the travails of the housing and automotive sectors have dominated the news, theses sectors are a relatively small slice of the U.S. economy. The U.S. economy has weathered similar storms before. Additionally, while gross domestic product (GDP) growth has declined from recovery levels, GDP growth has been respectable over recent quarters. Inflation remains contained, corporate balance sheets are still sound, and productivity and labor data are favorable. Moreover, it is important to remember that the United States is a participant in a dynamic and growing global economy and that the strength of the global economy underpins our longer-term optimism.
Risk and uncertainty may be troubling concepts for many investors. However, three decades in the markets underscores our belief that these conditions do not preclude long-term investment opportunity; rather, they provide a context for it. We believe it is the backdrop for opportunity. Our investment process seeks to understand and manage risk to create long-term wealth. As we explain in the following pages, we believe that traditional growth companies with quality fundamentals present the most compelling long-term opportunities. Throughout the reporting period, this bias served the Funds’ shareholders in good stead, and we believe the Funds are advantageously positioned for what lies ahead.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

[3]	Lehman Brothers U.S. Aggregate Index, considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

[4]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.

[5]	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.
Economic and Market Review ANNUAL REPORT 5

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

The Calamos Family of Funds
addresses a range of investment
opportunities. Depending on which
Calamos funds you currently own,
you may want to consider one or
more of our other funds to help
diversify your investment portfolio.

	Ticker	Inception
FUND A SHARES	Symbol	Date
DOMESTIC EQUITY
GROWTH FUND	CVGRX	(9/4/90)
GROWTH AND INCOME FUND	CVTRX	(9/22/88)
VALUE FUND	CVAAX	(1/2/02)
BLUE CHIP FUND	CBCAX	(12/1/03)
MULTI-FUND BLEND	CMQAX	(6/28/06)
GLOBAL/INTERNATIONAL
GLOBAL GROWTH AND INCOME FUND	CVLOX	(9/9/96)
INTERNATIONAL GROWTH FUND	CIGRX	(3/16/05)
GLOBAL EQUITY FUND	CAGEX	(3/1/07)
CONVERTIBLE/CONVERTIBLE BLENDS
CONVERTIBLE FUND	CCVIX	(6/21/85)
MARKET NEUTRAL INCOME FUND	CVSIX	(9/4/90)
FIXED INCOME
HIGH YIELD FUND	CHYDX	(8/2/99)
TOTAL RETURN BOND FUND	CTRAX	(6/27/07)
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefit from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.
6 ANNUAL REPORT The Calamos Investments Advantage

Calamos Growth Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVGRX	CVGBX	CVGCX
FUND CUSIP NUMBERS

A Shares	128119302
B Shares	128119740
C Shares	128119856
Fund Objective
Long-term capital growth
Investment Strategy
•	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

•	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

•	Uses proprietary valuation models to ascertain a stock’s return potential

•	Adheres to strict risk-management guidelines to determine portfolio construction
Investor Profile
This Fund may be suitable for investors who seek:
•	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

•	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential
Q. How did Calamos Growth Fund perform during the reporting period?
A. Calamos Growth Fund returned 32.15% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the S&P 500 Index* returned 14.56% and the Russell Midcap® Growth Index** gained 19.72%.
Growth of $10,000: for 10-year period ended 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Growth Fund ANNUAL REPORT 7

Calamos Growth Fund
TOP 10 HOLDINGS

Apple, Inc.	5.5%
Google, Inc.	5.0
Research In Motion, Ltd.	3.0
Garmin, Ltd.	3.0
Gilead Sciences, Inc.	2.7
Schering-Plough Corp.	2.1
Nike, Inc.	2.1
Smith International, Inc.	1.6
Celgene Corp.	1.6
America Movil, SA de CV	1.6
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.2%
$1bil-$12bil	37.7
$12bil-$25bil	15.4
>$25bil	46.7
SECTOR ALLOCATION

Information Technology	37.0%
Consumer Discretionary	16.1
Health Care	12.1
Industrials	10.1
Energy	7.7
Financials	5.3
Telecommunication Services	5.2
Consumer Staples	3.2
Materials	2.5
Sector allocations are based on net assets and may vary over time.
In this Fund, we invest in a portfolio of growth-oriented securities, focusing on companies with financial strength and superior growth prospects. We favor companies with higher-quality, sustainable business models that exhibit acceleration in revenue growth, earnings growth and/or return on capital.
Q. Broadly speaking, what enhanced performance?
A. The Fund was well served by market participants’ renewed appreciation for quality, growth-oriented companies with steadier earnings prospects. For several years, cyclical- and commodity-oriented sectors have dominated investor attention, while traditional growth areas were largely overlooked. We were concerned these cyclical areas were overvalued and would not be able to sustain their upward momentum if economic growth slowed.
As we discussed in the Economic and Market Review, we believe the tide began to change in 2007. Former Federal Reserve Chairman Alan Greenspan’s comments about the potential for a U.S. recession roiled the global markets in February. This resulted in the start of a “flight to quality”—that is, investors increasingly turned to companies with strong earnings growth prospects and balance sheets. Investors became even more wary in late spring and summer as the turmoil in the subprime mortgage market triggered a global credit crunch.
Calamos Growth Fund was well positioned for this flight to quality. We had structured the portfolio to reflect our view that fundamentals (such as higher-quality balance sheets, sustainable growth and high return on invested capital) ultimately prevail. Although this approach limited the Fund’s upside participation through some of 2006, our proactive positioning has served the Fund well during a more volatile 2007.
Q. More specifically, what areas were particularly strong for the Fund?
A. Information technology companies were an especially notable area of outperformance for the Fund. As we discussed, our investment process focuses on identifying secular long-term growth themes. We believe these thematic influences may provide an excellent tailwind for select companies—a tailwind far more compelling than volatile commodity prices.
Information technology companies are key beneficiaries of a number of secular themes. For example, consumers want easy access to entertainment and information, wherever they are. One security that performed particularly well for the Fund was Apple, Inc., which has met consumer demand through innovations such as the iPod. Another trend we view as an important driver of growth is the quest for companies to remain competitive and enhance productivity. Research In Motion, Ltd., the maker of the Blackberry personal digital assistant, was another holding that performed strongly. Google, Inc. also performed very well for the Fund during the period. Through its abilities to aggregate data and provide access to information, the company is well positioned to benefit in the “Information Age.”
8 ANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund
Consumer discretionary stocks enhanced returns. Here again, we focused on quality growth businesses. GameStop Corp. was among the notable contributors. We see this company as another beneficiary of increasing demand for entertainment. Telecommunications holdings were another source of upside. Here, we focused on companies with well-conceived and executed strategies for penetrating the global markets.
Q. What hindered performance?
A. The Fund’s industrial holdings tempered the pace of gains, due to a variety of company-specific reasons. Additionally, while industrials continued to perform strongly within the broad market, we were underweighted in the sector versus the index because we did not find abundant choices that met our growth criteria.
Similarly, we were underweighted in the energy sector. Throughout the period, we found few companies we could back with conviction. Simply put, it was hard for us to find good businesses with sustainable growth prospects and fair stock prices. In past economic cycles, there have been periods during which energy stocks have risen rapidly on the back of cyclical factors, such as soaring commodity prices and recovery-level economic growth. However, when these factors give way and the economy downshifts out of a recovery phase, energy stocks may be especially vulnerable to sharp corrections.
Q. How have you positioned the Fund?
A. We believe that companies with sustainable earnings, solid business models, global business exposure, capable management and strong balance sheets are better positioned in a period of greater uncertainty and more modest economic growth as we may continue to see a “flight to quality.” Reflecting this, we continue to favor quality companies in traditional growth sectors; information technology and consumer discretionary are the Fund’s two largest allocations.
Health care is well represented in the portfolio. We emphasize companies we believe will benefit from secular trends, such as changing demographics. An aging population and increased life expectancy should likely provide support to companies in areas such as biotechnology, health care equipment and life sciences. We believe these areas may be less vulnerable to the political headwinds that could face some large pharmaceutical companies as a U.S. presidential election approaches.
The Fund is underweighted in the financial sector versus the S&P 500 Index. Within financials, we are favoring asset managers. These companies have less direct exposure to sub-prime debt and mortgage markets. We are also underweighted in energy, materials and industrials. Within these allocations, we favor companies that are relatively less dependent on cyclical factors. For example, our energy stake includes drillers and suppliers. Compared with other areas of the energy sector, these companies’ prospects are not as tied to commodity prices.
Calamos Growth Fund ANNUAL REPORT 9

Calamos Growth Fund
GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/07
TOTAL RETURN

					10 YEARS OR
	1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 9/4/90	32.15%	25.87%	18.53%	17.38%	17.61%		17.04%
Class B Shares — Inception 9/11/00	31.18	26.18	17.64	17.43	7.67	^	7.67	^
Class C Shares — Inception 9/3/96	31.16	30.16	17.64	17.64	16.99		16.99
Class I Shares — Inception 9/18/97	32.49	NA	18.83	NA	18.24		NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	30.90	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods.

Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
10 ANNUAL REPORT Calamos Growth Fund

Calamos Growth and Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVTRX	CVTYX	CVTCX
FUND CUSIP NUMBERS

A Shares	128119104
B Shares	128119765
C Shares	128119831
Fund Objective
High long-term total return through growth and current income
Investment Strategy
•	Dynamically allocates among equity, convertible and fixed-income securities to create a diversified portfolio
•	Offers significant equity participation while aiming for greater downside protection than a pure-stock portfolio
•	Diversifies across a variety of industries, market sectors and credit-quality tiers in an attempt to maintain an appropriate balance between risk and reward over the course of the market cycle
Investor Profile
This Fund may be suitable for investors who seek:
•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments
•	A consistent income stream
Q. How did Calamos Growth and Income Fund perform during the reporting period?
A. Calamos Growth and Income Fund returned 17.38% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the S&P 500 Index* returned 14.56% and the Value Line Convertible Index** gained 11.05%.
Growth of $10,000: for 10-year period ended 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Growth and Income Fund ANNUAL REPORT 11

Calamos Growth and Income Fund
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	36.5
Convertible Preferreds	6.1
Preferreds	0.0
Common Stock	53.5
Synthetic Convertibles	1.7
Options	0.4
Cash and Receivables/Payables	1.8
SECTOR ALLOCATION

Information Technology	30.7%
Health Care	14.4
Consumer Discretionary	14.2
Financials	13.6
Industrials	8.6
Energy	6.1
Consumer Staples	6.1
Telecommunication Services	1.8
Materials	1.2
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
Q. Broadly speaking, what enhanced performance?
A. Throughout 2006, we had grown increasingly concerned about the longer-term prospects of cyclical companies. Meanwhile, we found many traditional growth companies available at prices we believed were very attractive based on their earnings growth prospects. As a result, the Fund was well positioned when investors returned their attention to quality, larger-cap growth companies. As discussed in the Economic and Market Review, this shift began in early 2007 and continued through the end of the reporting period.
The Fund benefited from strong security selection across a number of sectors. Consumer discretionary, financials and industrials holdings made particularly notable contributions. Within the consumer discretionary sector, diverse companies contributed to upside performance, including global footwear provider Nike, Inc. Over recent years, Nike has diversified its product line and demographic appeal by branching into areas such as golf and skateboarding businesses, and through producing new innovations such as the iPod sport kit. Also, Nike has successfully grown its presence in coordination with the 2008 Olympics. Priceline.com, Inc. was another strong performer. This online provider of tickets, hotels and vacation packages is tapping into an important secular theme: People want entertainment choices at their fingertips.
Within financials, the Fund benefited from positions in insurer Met Life, as well as in asset managers and brokerage firms such as A.G. Edwards. Businesses in these industries were less vulnerable to the financial contagion that plagued companies with direct ties to the sub-prime lending market.
In the Fund’s industrial stake, performance was enhanced by companies such as aerospace and defense provider Lockheed Martin, equipment manufacturer Roper Industries, and by Agco International, Ltd. These companies serve as a good example of how we maintain diversification across sectors, while maintaining our bias away from companies whose prospects are tied exclusively to domestic growth trends and commodity prices. For example, Agco provides farming equipment to countries around the globe. As such, it is a beneficiary of global economic growth, including emerging markets growth.
Q. What hindered performance?
A. Relative to the S&P 500 Index, the Fund held smaller allocations in energy and materials companies. These were strong performing sectors within the index. We were concerned that the valuations of the securities had outpaced the fundamental strength of the underlying companies; and therefore presented a level of risk that we did not wish to take. The prospects of many companies in these sectors are tied to cyclical factors, such as the health of the economy, or to commodity prices. While these companies may rise quickly during certain periods, they also often lack the characteristics to continue their growth in more challenging times.
12 ANNUAL REPORT Calamos Growth and Income Fund

Calamos Growth and Income Fund
CREDIT QUALITY ALLOCATION OF BONDS

AAA	2.4%
AA	0.0
A	18.7
BBB	25.1
BB	15.7
B	14.6
CCC and below	0.0
Unrated Securities	23.5
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.0%
$1bil-$12bil	6.8
$12bil-$25bil	14.3
>$25bil	78.9
TOP 10 HOLDINGS

EMC Corp.	3.0%
Thermo Fisher Scientific, Inc.	2.7
Microsoft Corp.	2.5
Nokia Corp.	2.5
Oracle Corp.	2.4
Cisco Systems, Inc.	2.3
Merck & Company, Inc.	2.2
Walt Disney Company	2.2
Nike, Inc.	2.2
MetLife, Inc.	2.1
Q. Convertible securities comprise about half of the portfolio. Please discuss this allocation and how it contributed to performance.
A. In this Fund, we can adjust the allocation to asset classes based on our economic outlook and our assessment of individual securities. Throughout the period, we held sizable allocations to equities and convertible securities, reflecting our more positive outlook on these asset classes, relative to other segments of the market.
As did the equity component, the convertible allocation of the Fund outpaced the S&P 500 Index for the period, as well as the Value Line Convertible Index. In fact, the period underscores the benefits of convertibles. Generally, a convertible security is a bond or preferred stock that can be converted, pursuant to a specific formula, into shares of common stock, typically of the issuer’s company. Like stocks, convertibles offer the potential for capital appreciation. Like bonds, they offer the potential for interest income and downside protection. Convertibles also tend to do well during periods of increased volatility (because volatility increases the value of a convertible’s optionality feature).
During the reporting period, the Fund’s convertible holdings participated in rising equity markets, while providing downside protection during choppier periods.
Q. How is the Fund positioned?
A. We seek companies with quality growth fundamentals, such as above-average and sustainable growth rates, good free cash flow, high return on invested capital, and significant revenue exposure to non-U.S. economies. This has led us to emphasize larger companies in traditional growth sectors, including health care, consumer discretionary and information technology. Relative to the S&P 500 Index, we hold smaller allocations to cyclical areas of the market, such as energy, materials and industrials.
During the reporting period, we reduced the Fund’s stake in financials by a significant margin, and trimmed exposure to consumer discretionary and industrials. We added to holdings in information technology and consumer staples.
As we discussed, the Fund currently holds roughly equal allocations to common stocks and convertible securities, reflecting our favorable outlook on both asset classes. Although valuations in the convertible market have appreciated since 2006, we believe they remain fair, by and large. We continue to find opportunities within the convertible marketplace that we believe provide the growth and risk-management characteristics we seek.
Calamos Growth and Income Fund ANNUAL REPORT 13

Calamos Growth and Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/22/88) THROUGH 10/31/07
TOTAL RETURN

					10 YEARS OR
	1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 9/22/88	17.38%	11.81%	14.50%	13.39%	13.61%		13.06%
Class B Shares — Inception 9/11/00	16.53	11.53	13.66	13.42	8.88	^	8.88 ^
Class C Shares — Inception 8/5/96	16.53	15.53	13.64	13.64	13.03		13.03
Class I Shares — Inception 9/18/97	17.70	NA	14.78	NA	13.97		NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	15.32	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods.

Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
14 ANNUAL REPORT Calamos Growth and Income Fund

Calamos Value Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVAAX	CVABX	CVACX
FUND CUSIP NUMBERS

A Shares	128119666
B Shares	128119658
C Shares	128119641
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests in companies that are trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels
•	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry
•	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth
•	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors
Investor Profile
This Fund may be suitable for investors who seek:
•	A vehicle for building assets to meet medium-range to long-range financial goals
•	A value-oriented complement to a growth-oriented portfolio
Q. How did Calamos Value Fund perform during the reporting period?
A. Calamos Value Fund returned 13.33% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the Russell 1000® Value Index* returned 10.83%.
Growth of $10,000: since inception (1/2/02) through 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We seek to purchase stocks at a significant discount to our estimates of the company’s intrinsic business value. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Value Fund ANNUAL REPORT 15

Calamos Value Fund
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.5%
$1bil-$12bil	10.7
$12bil-$25bil	13.4
>$25bil	75.4
TOP 10 HOLDINGS

Nokia Corp.	6.2%
Coca-Cola Company	5.3
Molson Coors Brewing Company	4.9
Microsoft Corp.	4.6
Dell, Inc.	4.4
Nestle Holdings, Inc.	3.8
Walt Disney Company	3.7
American International Group, Inc.	3.5
Johnson & Johnson	3.5
Cisco Systems, Inc.	3.4
SECTOR ALLOCATION

Information Technology	33.5%
Consumer Discretionary	21.1
Consumer Staples	17.0
Financials	11.4
Health Care	10.1
Industrials	2.4
Materials	2.2
Energy	2.1
Sector allocations are based on net assets and may vary over time.
Q. What enhanced performance during the period?
A. Our focus on quality companies helped performance. Our value discipline is highly selective. We seek good businesses with quality fundamentals and apply our rigorous research to understand what these companies are truly worth. We invest when the stocks are priced below their intrinsic value. Before we invest, we must be able to identify a catalyst that we believe will move the stock prices higher.
From 2004 through 2006, market participants tended to reward companies that we believed did not possess characteristics for a sustained improvement in growth. However, investors’ perceptions changed during the reporting period. The problems in the sub-prime market evolved into a credit crunch, and the specter of recession made people reassess the risk and return potential of their holdings. In this environment, fundamental characteristics became more important, and Calamos Value Fund was well positioned for this shift.
Q. What were some of the more specific areas that benefited the Fund?
A. The Fund’s consumer staples, technology and financial holdings were particularly good contributors to performance. Within consumer staples, we captured gains from beverage and food companies, such as Molson Coors Brewing, Coca-Cola Company and Nestle Holdings Inc. These companies occupy global leadership positions and are well situated to expand into markets around the world. As the market gravitated to cyclical value stocks (for example, in energy) during the past few years, we were able to establish positions in these consumer staples companies at what we believed to be extremely attractive prices, given their prospects for steady earnings growth.
Similarly, we found many information technology companies whose stocks were trading at far lower prices than we believed were warranted, based on our analysis of their intrinsic value. For a good portion of the decade, information technology was largely ignored by market participants, who instead favored cyclical companies. However, we believed that many information technology companies were well positioned to benefit from longer-term secular themes, such as global corporations’ push to stay competitive—a catalyst for sustained technology spending. We sought to position ourselves ahead of the market and found many companies offering good and sustainable prospects at compelling valuations. This strategy served the Fund well. Nokia Corp., Cisco Systems, Inc., Microsoft Corp. and Hewlett-Packard Company all contributed strongly to performance.
Within financials, A.G. Edwards, Inc. and Goldman Sachs Group contributed notably to performance. An underweighting to financials also served the Fund in good stead during the period. We avoided commercial banks, which came under pressure as the credit crunch unfolded. The Fund was also significantly underweighted in thrifts and mortgages relative to the Russell 1000® Value Index and held no positions in consumer finance companies.
16 ANNUAL REPORT Calamos Value Fund

Calamos Value Fund
Q. What hindered performance during the period?
A. The Fund was underweighted in energy sector, and this tempered performance relative to the benchmark. Many stocks in the energy sector have seen incredible run-ups in their prices and, to our way of thinking, do not represent “value” investment opportunities. The Fund’s pace relative to the benchmark was slowed by an underweighting to industrials. This underweighting reflects our concerns that many industrial companies could be overly vulnerable to cyclical factors and, therefore, could fall short in a more challenging economic environment.
The Fund’s consumer discretionary sector also included pockets of weakness, due to security-specific issues.
Q. How is the Fund positioned?
A. Information technology is the Fund’s largest weighting, and represents a significant overweighting to the Russell 1000® Value Index. As discussed, we believe many quality companies in the information technology sector have been overlooked and thus offer excellent opportunities for our value discipline. The Fund also has sizable allocations in consumer discretionary and consumer staples names. Here, too, we believe that the market is overlooking sound companies with good potential for sustainable growth.
Relative to the Russell 1000® Value Index, the Fund is underweighted in the financials, energy and industrial sectors. With regard to financials, our caution reflects our ongoing concerns about conditions in the credit markets. Our more limited exposure to energy and industrials reflects our bias against companies whose growth prospects are largely dependent on cyclical factors and conditions in the commodity markets.
Calamos Value Fund ANNUAL REPORT 17

Calamos Value Fund
TOTAL RETURN

	1 YEAR		5 YEAR†		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 1/2/02	13.33%	7.94%	15.39%	14.27%	8.48%	7.58%
Class B Shares — Inception 1/2/02	12.50	7.50	14.53	14.30	7.68	7.56
Class C Shares — Inception 1/2/02	12.51	11.51	14.52	14.52	7.66	7.66
Class I Shares — Inception 3/1/02	13.60	NA	15.68	NA	9.35	NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	11.23	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods.

Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
18 ANNUAL REPORT Calamos Value Fund

Calamos Blue Chip Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares CBCAX	B Shares CBCBX	C Shares CBXCX
FUND CUSIP NUMBERS

A Shares	128119625
B Shares	128119617
C Shares	128119591
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests in larger, established companies with balance sheet strength, which can help mitigate downside risk

•	Applies proprietary models to determine the return potential of both growth and value companies, favoring either style based on bottom-up analysis and a top-down overlay of macro-economic themes

•	Includes companies in the S&P 500 Index and Dow Jones Industrial Average with at least $2 billion in market capitalization that possess blue chip characteristics

•	Seeks businesses with diversified product lines that can increase productivity to maintain growth

•	Aims to invest in a diversified mix of what we believe to be the best opportunities at any point in the economic cycle
Investor Profile
This Fund may be suitable for investors who seek:
•	A vehicle for building assets to meet medium- to long-range financial goals

•	A larger-cap core offering of diversified companies providing broad market participation
Q. How did Calamos Blue Chip Fund perform during the reporting period?
A. Calamos Blue Chip Fund returned 16.93% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the S&P 500 Index* returned 14.56%.
Growth of $10,000: since inception (12/1/03) through 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Blue Chip Fund  ANNUAL REPORT 19

Calamos Blue Chip Fund
MARKET CAPITALIZATION OF EQUITIES

<$2bil	0.5%
$2bil-$12bil	3.0
$12bil-$25bil	8.8
>$25bil	87.7
TOP 10 HOLDINGS

General Electric Company	3.4%
Exxon Mobil Corp.	3.0
Apple, Inc.	2.9
AT&T, Inc.	2.8
Coca-Cola Company	2.3
Microsoft Corp.	2.3
Cisco Systems, Inc.	2.3
Google, Inc.	2.1
Aon Corp.	2.1
Procter & Gamble Company	2.1
SECTOR ALLOCATION

Information Technology	25.5%
Financials	16.2
Health Care	12.1
Industrials	11.7
Energy	11.4
Consumer Staples	9.8
Consumer Discretionary	7.0
Telecommunication Services	4.4
Utilities	0.8
Sector allocations are based on net assets and may vary over time.
Q. This Fund can invest in both growth stocks and value stocks. Which did you favor during the reporting period, and why?
A. The Fund’s flexibility to invest in both growth and value stocks was advantageous as stocks from both categories enhanced returns. More broadly, however, we maintained a bias toward growth companies. This served the Fund well as the period progressed. Amid concerns about the pace of U.S. economic growth, rising market volatility and turbulence in the bond markets, investors increased their focus on traditional growth companies.
Q. In terms of sectors and individual securities, what factors enhanced performance?
A. The Fund’s information technology stake contributed strongly to the Fund’s gains. Leaders included Apple, Inc., Research In Motion, Ltd. and Microsoft. In addition to solid business plans, capable management and higher-quality balance sheets, all three of these technology companies are participants in long-term secular growth trends. For example, people want to be connected to information, entertainment and each other at any time. All three of these companies are developing a range of innovative goods and services that support this demand (for example, Apple’s iPod, Research in Motion’s Blackberry personal digital assistants, and Microsoft’s gaming technologies). Also, because these companies provide many types of productivity enhancers, we believe they are well positioned to benefit as businesses strive to excel in a highly competitive global marketplace.
The Fund’s financials stake also helped performance, with insurance provider Aon and investment banker/brokerage services provider Goldman Sachs Group contributing to gains. Within its financials stake, the Fund’s relative performance versus the index was enhanced by an overweighting to insurance, an area less vulnerable to the credit crunch. Meanwhile, the Fund’s underweightings to mortgages and thrifts, and to commercial lenders—areas hit hard by the credit turmoil—also proved advantageous.
A number of consumer discretionary stocks contributed notably, including McDonald’s Corp. To us, McDonald’s represented an attractive value, offering steady growth and a strong global brand at a good price. Nike, Inc. and Amazon were other strong performers within the Fund’s consumer discretionary holdings.
Q. What hindered performance?
A. The Fund’s positioning in the materials sector slowed performance relative to the S&P 500 Index. First, the Fund was underweighted in the sector relative to the index, and although traditional growth areas gained traction throughout the period, cyclical sectors—including materials—performed well for the period overall.
Second, security selection within the Fund’s materials stake detracted.
Within the Fund’s utilities stake, security selection tempered performance, due to security-specific factors.
20 ANNUAL REPORT  Calamos Blue Chip Fund

Calamos Blue Chip Fund
Q. How is the Fund positioned?
A. We are favoring companies with quality fundamentals, such as good and sustainable earnings prospects, strong brands and products, capable management, steady cash flows, attractive balance sheets, and significant revenue exposure to non-U.S. economies. We believe that in a period of increased market volatility and slower economic growth, these companies will be better positioned than those that are primarily reliant on cyclical factors to support their earnings. Accordingly, we are emphasizing traditional growth sectors of the market, such as information technology and health care. In both of these areas, the Fund holds overweighted positions relative to the index.
Financials are the Fund’s second largest sector weighting; however, we note that we are underweighted in this sector relative to the S&P 500 Index. Similarly, the Fund is underweighted to the energy sector versus the benchmark.
TOTAL RETURN

	1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted
Class A Shares — Inception 12/1/03	16.93%	11.35%	10.76%	9.39%
Class B Shares — Inception 12/1/03	15.96	10.96	9.92	9.33
Class C Shares — Inception 12/1/03	16.04	15.04	9.94	9.94
Class I Shares — Inception 12/1/03	17.15	NA	11.04	NA
Class R Shares — Inception 3/1/07	NA	NA	15.55	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 11/30/03, since comparative index data is only available for full monthly periods.

Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Blue Chip Fund  ANNUAL REPORT  21

Calamos Multi-Fund Blend
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares CMQAX	B Shares CMQBX	C Shares CMQCX
FUND CUSIP NUMBERS

A Shares	128119534
B Shares	128119526
C Shares	128119518
Fund Objective
Long-term capital growth and, secondarily, current income
Investment Strategy
•	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio

•	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap
•	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential

•	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities

•	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth
•	The Fund will invest in Class I shares of these underlying funds

•	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation

•	New cash flows can be used to achieve rebalancing
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad diversification, total return potential and risk control

•	A vehicle for building assets to meet medium-range to long-range financial goals

•	An automatic rebalancing feature

•	Core domestic equity exposure and global equity exposure
Q. How did Calamos Multi-Fund Blend perform during the reporting period?
A. Calamos Multi-Fund Blend returned 23.08% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the S&P 500 Index* returned 14.56%.
Growth of $10,000: since inception (6/28/06) through 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. Each of the underlying funds is managed according to a consistent discipline and process. As we discussed in previous reports, we combine thematic considerations with rigorous proprietary security research to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
22ANNUAL REPORT  Calamos Multi-Fund Blend

Calamos Multi-Fund Blend
UNDERLYING FUND CHARACTERISTICS

GROWTH FUND
Number of Holdings	170
Net Assets	$17.5bil
Portfolio Turnover Rate FYTD	75.8%
VALUE FUND
Number of Holdings	36
Net Assets	$131.6mil
Portfolio Turnover Rate FYTD	29.6%
GLOBAL GROWTH AND INCOME FUND
Number of Holdings	101
Net Assets	$1.4bil
Portfolio Turnover Rate FYTD	83.3%
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.3%
$1bil-$12bil	23.3
$12bil-$25bil	17.9
>$25bil	58.5
REGIONAL ALLOCATION

North America	65.0%
Europe	15.3
Caribbean	9.3
Asia/Pacific	7.9
Latin America	1.7
Middle East/Africa	0.4
SECTOR ALLOCATION

Information Technology	34.1%
Consumer Discretionary	20.4
Health Care	11.9
Consumer Staples	9.2
Financials	7.1
Industrials	6.7
Energy	5.6
Telecommunication Services	2.4
Materials	1.9
Utilities	0.3
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
Q. Calamos Multi-Fund Blend invests equally in three Calamos Funds. How did each of these underlying funds contribute to performance?
A. Calamos Multi-Fund Blend invests in Calamos Growth Fund, Calamos Global Growth and Income Fund, and Calamos Value Fund. (See the sidebar on the facing page for more information about these funds.) During the period, each underlying fund contributed positive returns.
Calamos Growth Fund posted the highest return. The Fund was well served by market participants’ renewed appreciation for quality, growth-oriented companies—the mainstays in this Fund’s portfolio. Information technology companies were especially strong contributors to performance. Consumer discretionary and telecommunication services also fueled Calamos Growth Fund’s gains. Underweighted positions in energy and industrials, as well as security selection within industrials, hindered performance relative to the S&P 500 Index.
Calamos Global Growth and Income Fund was also advantageously positioned for a shift toward quality growth companies. Stocks across sectors contributed healthy gains, with information technology among the areas well represented. The Fund’s global focus proved favorable, as non-U.S. stocks outperformed domestic issues within the broad markets. The Fund’s portfolio of convertible securities contributed a positive return, and also provided downside resiliency in periods when equities declined. A bias toward traditional growth limited the Fund’s participation in the strong performance of cyclical sectors of the global market.
Calamos Value Fund contributed a double-digit gain, but lagged the other two underlying funds. Beverage and food companies enhanced performance, as did a number of information technology holdings. Within financials, select holdings also contributed favorably. As did the other two funds, a bias away from cyclical sectors tempered the Fund’s pace.
Q. How are the Funds positioned?
A. Across the Funds, we are favoring traditional growth companies. Our investment process favors companies with good, sustainable earnings prospects, attractive balance sheets, high return-on-invested capital and steady cash flows. At this point, our bias is toward larger companies; in fact, many of the holdings in the Funds are globally recognized names. To ensure proper diversification, the Funds also include selective investments in more cyclical sectors.
Through the Global Growth and Income Fund, shareholders also participate in the growth potential of both U.S. and non-U.S. markets. While we have found both emerging and developed markets that meet these criteria, the Fund is currently emphasizing developed markets. When considering investment opportunities, we consider the company’s country of origin, in addition to secular themes and company-specific factors. Our investment process emphasizes countries which embrace economic freedoms and free market principles, such as a fair and credible rule of law, accounting transparency, and private property rights.
Calamos Multi-Fund Blend  ANNUAL REPORT  23

Calamos Multi-Fund Blend
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	13.6
Convertible Preferreds	1.0
Preferreds	0.0
Common Stock	84.4
Synthetic Convertibles	0.2
Options	0.4
Cash and Receivables/Payables	0.4
LOW PORTFOLIO OVERLAP
Calamos Multi-Fund Blend is able to achieve broad diversification with minimal overlap between the holdings of its underlying funds.
The portfolios of the underlying funds are actively managed. Holdings and weightings are subject to change daily. Diversification does not eliminate risk.
TOP 10 HOLDINGS

Nokia Corp.	3.6%
Apple, Inc.	1.8
Coca-Cola Company	1.8
Google, Inc.	1.7
Molson Coors Brewing Company	1.6
Nintendo Company, Ltd.	1.6
Microsoft Corp.	1.5
Dell, Inc.	1.5
Nestle Holdings, Inc.	1.3
Walt Disney Company	1.2
TOTAL RETURN

	1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted
Class A Shares — Inception 6/28/06	23.08%	17.28%	24.58%	20.14%
Class B Shares — Inception 6/28/06	22.22	17.22	23.68	20.91
Class C Shares — Inception 6/28/06	22.22	21.22	23.68	23.68
Class I Shares — Inception 6/28/06	23.33	NA	24.86	NA
Class R Shares — Inception 3/1/07	NA	NA	20.47	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect through April 30, 2007. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 6/30/06, since comparative index data is only available for full monthly periods.

Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
24 ANNUAL REPORT  Calamos Multi-Fund Blend

Calamos Global Growth and Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares CVLOX	B Shares CVLDX	C Shares CVLCX
FUND CUSIP NUMBERS

A Shares	128119500
B Shares	128119732
C Shares	128119708
Fund Objective
High long-term total return through capital appreciation and current income
Investment Strategy
•	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

•	Strategically allocates stocks, convertible and high-yield fixed-income securities among countries and security types to strike the appropriate balance between risk and reward in varying stages of global market cycles

•	Emphasizes countries espousing free-market principles
Investor Profile
This Fund may be suitable for investors who seek:
•	A risk-managed approach to pursuing growth opportunities around the world

•	A portfolio of securities representing various-sized companies from multiple countries

•	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments
Q. How did Calamos Global Growth and Income Fund perform during the reporting period?
A. Calamos Global Growth and Income Fund returned 26.17% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the MSCI World Index* returned 20.97%.
Growth of $10,000: for 10-year period ended 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole. This Fund is designed to provide a more defensive approach to global investing than a pure stock portfolio. By combining
Calamos Global Growth and Income Fund  ANNUAL REPORT  25

Calamos Global Growth and Income Fund
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	40.9
Convertible Preferreds	2.8
Preferreds	0.0
Common Stock	55.0
Synthetic Convertibles	0.7
Options	0.4
Cash and Receivables/Payables	0.2
SECTOR ALLOCATION

Information Technology	31.8%
Consumer Discretionary	23.9
Health Care	13.3
Consumer Staples	7.5
Industrials	7.5
Energy	6.8
Financials	4.6
Telecommunication Services	1.9
Materials	1.0
Utilities	0.9
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.7%
$1bil-$12bil	16.4
$12bil-$25bil	13.1
>$25bil	69.8
REGIONAL ALLOCATION

Europe	38.9%
North America	32.7
Asia/Pacific	20.9
Caribbean	3.0
Latin America	3.0
Middle East/Africa	1.3
stocks with convertible securities and fixed-income investments, we seek long-term growth with lower volatility than an all-equity strategy.
Across the portfolio, our investment criteria favor companies exhibiting above-average and sustainable growth rates, reliable free cash flow and high return on invested capital. The mix among asset classes is flexible, based on where we are finding the most attractive opportunities. Throughout the period, we emphasized common stocks and convertible securities over corporate bonds.
Q. What factors enhanced performance?
A. The Fund benefited from its focus on traditional growth companies, which garnered increased investor favor as the reporting period progressed. As volatility returned to the markets and the storms in the sub-prime market gathered force, market participants became increasingly focused on companies offering sustainable earnings potential—the type of companies favored in the portfolio.
Security selection was very strong in many sectors. In particular, positions in the information technology sector boosted performance. Our decision to emphasize information technology reflects our view that many types of information technology companies are positioned to benefit from long-term secular growth themes, including people’s desire to have access at all times to information, entertainment and each other. We also believe the drive for global productivity will present growth opportunities for information technology companies in a variety of sectors, such as software and consulting.
The Fund’s relative performance versus the benchmark was also enhanced by our more limited exposure to financial companies, specifically banks and companies with exposure to the mortgage industry. By and large, we have avoided these areas of the market because we are concerned about the amount of growth potential they offer, particularly given current trends in interest rates and the credit markets. That said, the Fund does include some financial investments. These include transaction-based companies, such as asset managers and stock exchanges. These companies are less vulnerable to the troubles in the credit market, and also are positioned to benefit from long-term global spending and investing trends (for example, increased retirement savings in Europe and the expansion of well-regulated stock exchanges around the world). This approach served the Fund well, and a number of the financial companies we held performed well. The Fund’s holdings in industrial companies were also a source of upside performance, as they were positioned to capitalize on global infrastructure build-up.
The Fund also benefited from its geographic positioning. Although the U.S. markets posted a respectable gain, non-U.S. markets performed better. Against this backdrop, our smaller allocation to U.S. companies relative to the MSCI World Index benefitted performance. (U.S. companies currently account for less than a third of the portfolio and close to half of the MSCI World Index.)
26 ANNUAL REPORT  Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund
CREDIT QUALITY ALLOCATION OF BONDS

AAA	0.9%
AA	2.2
A	17.4
BBB	23.8
BB	6.6
B	0.8
CCC and below	0.0
Unrated Securities	48.5
TOP 10 COUNTRY ALLOCATIONS

United States	30.9%
Japan	14.7
Switzerland	8.1
Germany	7.4
Finland	6.1
Netherlands	4.2
France	4.0
Hong Kong	2.7
United Kingdom	2.0
Mexico	2.0
TOP 10 HOLDINGS

Nintendo Company, Ltd.	4.7%
Nokia Corp.	4.6
CNOOC, Ltd.	2.7
Volkswagen, AG	2.7
Compagnie Generale des Etablissements Michelin	2.5
Q-Cells, AG	2.2
America Movil, SA de CV	2.0
Alcon, Inc.	1.9
Novo Nordisk, AS — B Shares	1.9
NC International, Ltd. (Nikon Corp.)	1.9
Q. What factors hindered performance?
A. The Fund’s allocations in energy and materials companies posted positive performance. However, compared with the index, the Fund held smaller stakes in both these sectors. This slowed the Fund’s pace relative to the benchmark, as those sectors were leading performers. We have been very selective in these cyclical areas of the market, instead preferring traditional growth companies with steadier long-term earnings growth potential.
Our more limited exposure to the telecommunications services sector detracted from relative performance. After struggling over the past few years, many of the larger European telecommunications stocks have rebounded strongly this year. However, we believe increasing competition and penetration in European markets will reduce the growth potential of these companies. Within telecommunications, we prefer companies in markets outside the United States and Europe, and particularly those with exposure to emerging markets as we believe demand for mobile communications equipment has the potential to grow more rapidly.
Q. The Fund invests in convertible securities as well as equities. How did convertible securities contribute to performance?
A. Convertible securities currently represent approximately half of the portfolio. As did the equity component, this convertibles stake contributed positively to performance during the annual period. Convertible securities offer the potential for upside appreciation in rising equity markets and potential downside protection in declining markets. They also typically benefit from increased equity market volatility. During the period, convertibles provided downside protection during the downward jags of the equity market, while also participating in upswings.
Q. You hedge the majority of the Fund’s exposure to non-U.S. currencies back into the U.S. dollar. Why do you employ a hedge and how did it influence performance during the annual period?
A. We hedge the majority of the Fund’s exposure to non-U.S. currencies back into the U.S. dollar. We believe we add the most value to Fund shareholders through our top-town country and sector allocation and by finding good businesses. Accordingly, we focus on these longer-term investment concerns, rather than trying to surmise what currencies will do next. During the reporting period, the U.S. dollar weakened relative to all major currencies, meaning that a U.S. dollar became exchangeable for less of these other currencies. As a result, the Fund did not participate in the upward moves of these non-U.S. currencies.
Q. How is the Fund positioned?
A. The Fund’s largest sector weightings are in traditional growth areas, particularly information technology and consumer discretionary. This has worked in our favor
Calamos Global Growth and Income Fund  ANNUAL REPORT  27

Calamos Global Growth and Income Fund
given that investors have begun to reward quality businesses demonstrating strong growth. As we discussed, we remain highly selective in regards to materials and energy companies.
While we have found many companies within the United States that meet our criteria for quality growth, we believe greater growth potential exists outside of the United States, particularly in the developed markets of Europe and Asia. Accordingly, we continue to underweight the U.S. market compared to the MSCI World Index.
Geographically, our investment process emphasizes countries espousing free market principles and economic freedoms, such as private property rights, transparent accounting practices and credible rule of law. Although the Fund is predominantly invested in developed markets, we make select investments in emerging markets, again emphasizing companies which support and advance free market principles and economic freedoms. Companies in emerging markets currently represent less than 10% of the portfolio.
In Japan, we are closely monitoring the economic landscape. Concerns about deflation, the sustainability of a pick-up in consumer spending and the pace of reforms have given cause for increased scrutiny. Nonetheless, we have continued to find a number of attractive companies that meet our growth criteria.
We have a positive outlook on convertibles. Although valuations have improved in 2006 and 2007, we continue to find opportunities that meet our investment criteria. We expect equity market volatility to increase and further expect convertible securities to be well positioned in such an environment.
28 ANNUAL REPORT  Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/9/96) THROUGH 10/31/07
TOTAL RETURN

					10 YEARS OR
	1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 9/9/96	26.17%	20.22%	17.56%	16.43%	12.23%		11.69%
Class B Shares — Inception 9/11/00	25.23	20.23	16.69	16.47	9.04	^	9.04	^
Class C Shares — Inception 9/24/96	25.27	24.27	16.69	16.69	11.64		11.64
Class I Shares — Inception 9/18/97	26.38	NA	17.92	NA	12.52		NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	20.51	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the MSCI World Index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Global Growth and Income Fund ANNUAL REPORT 29

Calamos International Growth Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CIGRX	CIGBX	CIGCX
FUND CUSIP NUMBERS

A Shares	128119575
B Shares	128119567
C Shares	128119559
Fund Objective
Long-term capital growth
Investment Strategy
•	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

•	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

•	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements

•	Emphasizes countries espousing free-market principles

•	Seeks to outperform the MSCI EAFE® Growth Index over the long term with less volatility
Investor Profile
This Fund may be suitable for investors who seek:
•	A portfolio that pursues stocks of companies of all sizes and in all industries, combining high relative growth potential with the capacity to sustain that growth

•	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth
Q. How did Calamos International Growth Fund perform during the reporting period?
A. Calamos International Growth Fund gained 44.59% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the MSCI EAFE® Growth Index* returned 28.95% and the MSCI EAFE® Index** climbed 25.43%.
Growth of $10,000: since inception (3/16/05) through 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom and supply-and-demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
30 ANNUAL REPORT Calamos International Growth Fund

Calamos International Growth Fund
SECTOR ALLOCATION

Information Technology	30.6%
Consumer Discretionary	16.0
Industrials	12.1
Health Care	10.8
Consumer Staples	9.0
Financials	8.1
Telecommunication Services	5.0
Energy	4.5
Materials	1.3
Sector allocations are based on net assets and may vary over time.
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.5%
$1bil-$12bil	52.4
$12bil-$25bil	18.3
>$25bil	28.8
TOP 10 COUNTRY ALLOCATIONS

Japan	16.2%
Switzerland	9.7
Germany	6.9
Netherlands	6.6
Australia	5.6
United Kingdom	5.4
Finland	4.9
Cayman Islands	3.6
Denmark	3.4
Bermuda	3.4
Q. What factors enhanced performance during the period?
A. The Fund benefited from strong security selection across sectors. Positions in the information technology sectors were especially advantageous. Within the information technology sector, communications equipment and home entertainment companies were represented among the leading contributors. These companies are benefiting from long-term secular growth themes, such as consumer demand for easy access to information and entertainment.
The Fund was well served by its positioning within the financials sector. Compared to its benchmarks, the Fund had far more limited holdings in this lagging area. In the broad market, many financial companies came under considerable pressure as the sub-prime mortgage crisis rippled across the credit markets. Additionally, within the sector, the Fund was well served by its emphasis on securities exchanges and transactional-oriented companies, a number of which contributed good gains.
Q. What factors hindered performance?
A. Compared to the benchmark index, the Fund held smaller allocations in energy and materials companies. This slowed the Fund’s pace relative to the benchmark, as materials and energy stocks were leading performers within the index. We have been very selective in these cyclical areas of the market, instead preferring traditional growth companies with steadier long-term earnings growth potential.
The Fund’s utilities stake hindered relative performance during the reporting period. As long-term growth investors, we generally do not find attractive opportunities within the highly regulated utilities industry as companies tend to focus more on paying dividends than committing capital to growth.
Q. How is the Fund positioned?
A. We are favoring large-cap, quality growth companies with sustainable earnings prospects, strong balance sheets and global brands. Our largest sector allocation is to information technology. We believe that information technology companies are well positioned to benefit from many long-term secular growth trends. Industrials and consumer discretionary companies are well represented in the portfolio. Within industrials, we are favoring less-cyclical companies, such as those in infrastructure companies positioned to benefit from global growth.
The Fund is well diversified across the non-U.S. markets. Our investment process emphasizes countries espousing free market principles and economic freedoms, such as private property rights, transparent accounting practices and credible rule of law. We believe this bias leads us to more stable markets with more compelling potential for growth.
Our investment criteria have led us to emphasize the developed markets of Europe and Asia. In Europe, we have continued to find a number of globally recognized companies with good prospects for sustainable growth. However, we are closely
Calamos International Growth Fund ANNUAL REPORT 31

Calamos International Growth Fund
REGIONAL ALLOCATION

Europe	52.4%
Asia/Pacific	31.1
Caribbean	7.0
Latin America	4.5
North America	2.4
TOP 10 HOLDINGS

Nintendo Company, Ltd.	5.0%
Singapore Exchange, Ltd.	3.2
Tandberg, ASA	3.0
Nokia Corp.	2.9
InBev, NV	2.8
America Movil, SA de CV	2.8
Alcon, Inc.	2.7
Temenos Group, AG	2.7
Volkswagen, AG	2.5
TomTom, NV	2.2
monitoring the broader economic landscape. A tight monetary policy and the strengthening euro may slow the pace of economic growth. Still, growth has so far been strong across the continent and appears likely to exceed that of the United States for 2007.
Japan is the Fund’s largest country allocation. Here, our criteria have led us to many companies we believe are well positioned to benefit from long-term secular global growth trends. That said, we are closely monitoring deflationary pressures, consumer spending, and the pace of reforms under a new prime minister.
Although the Fund is predominantly invested in developed markets, we make select investments in emerging markets, for example, in countries such as Mexico, South Korea, Taiwan and India. These markets offer a higher degree of stability than those countries less open to economic freedoms.
TOTAL RETURN

	1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted
Class A Shares — Inception 3/16/05	44.59%	37.68%	28.61%	26.24%
Class B Shares — Inception 3/16/05	43.49	38.49	27.64	26.87
Class C Shares — Inception 3/16/05	43.48	42.48	27.61	27.61
Class I Shares — Inception 3/16/05	45.01	NA	28.92	NA
Class R Shares — Inception 3/1/07	NA	NA	34.81	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

**	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
32 ANNUAL REPORT Calamos International Growth Fund

Calamos Global Equity Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the period from the inception of the Fund on March 1, 2007, to October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CAGEX	CBGEX	CCGEX
FUND CUSIP NUMBERS

A Shares	128119484
B Shares	128119476
C Shares	128119468
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests globally, emphasizing countries espousing free-market principles

•	Invests in companies with balance sheet strength

•	Applies proprietary models to determine the return potential of stocks, considering growth potential and valuations

•	Combines bottom-up analysis with a top-down overlay of macro-economic themes

•	Conducts extensive analysis to help determine the intrinsic value of companies under consideration

•	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements
Investor Profile
The Fund may be suitable for investors who seek:
•	A global equity allocation

•	Enhanced diversification through a portfolio that includes both U.S. and international stocks
Q. Since its inception on March 1, 2007, how has the Fund performed through October 31, 2007?
A. Calamos Global Equity Fund posted a gain of 34.40% since inception (Class A shares, unadjusted for sales charges). The MSCI World Index* gained 15.50%.
Growth of $10,000: since inception (3/1/07) through 10/31/07
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Global Equity Fund ANNUAL REPORT 33

Calamos Global Equity Fund
MARKET CAPITALIZATION OF EQUITIES

<$1bil	0.0%
$1bil-$12bil	26.3
$12bil-$25bil	15.4
>$25bil	58.3
REGIONAL ALLOCATION

North America	37.6%
Europe	32.9
Asia/Pacific	17.6
Caribbean	6.1
Latin America	3.7
TOP 10 COUNTRY ALLOCATIONS

United States	34.1%
Japan	9.7
Switzerland	7.1
Germany	4.5
Netherlands	3.9
Canada	3.5
Bermuda	3.4
Finland	3.2
Cayman Islands	2.7
Denmark	2.7
SECTOR ALLOCATION

Information Technology	36.9%
Consumer Discretionary	15.4
Health Care	14.4
Industrials	8.8
Consumer Staples	5.8
Energy	5.4
Financials	5.2
Telecommunication Services	4.3
Materials	1.7
Sector allocations are based on net assets and may vary over time.
Q. What factors enhanced performance?
A. Throughout the reporting period, the Fund focused on traditional growth companies. During the reporting period, volatility increased in global markets, due to concerns about a possible U.S. recession and the U.S. subprime mortgage market. As apprehension grew, investors returned to quality growth companies offering sustainable earnings growth prospects. The Fund was well positioned for this shift.
Overall security selection was very strong across the portfolio. Information technology, in particular, stood out as a contributor to positive performance. Information technology companies provide access to several key secular growth themes. For example, consumers want easy access to entertainment and information. The Fund benefited from this trend through its position in Nintendo Company, Ltd., a globally recognized leader in computer gaming.
Compared to the MSCI World Index, the Fund maintained limited exposure in financial companies. This enhanced performance during the period, as the financials sector faced considerable pressure as a result of the turmoil in the credit markets. Moreover, a number of the Fund’s financial holdings contributed good gains, with strength in securities exchanges and transaction-oriented companies—areas less tied to the credit markets.
Finally, a range of securities in the consumer discretionary sector boosted performance, including positions in apparel, global positioning systems and tire manufacturing firms.
Q. What factors hindered performance?
A. Our preference for traditional growth companies led us away from the energy and materials sectors, among the strongest performers in this past year. We limited investment in those areas because our analysis shows that most security prices in the sector already reflected increasing global demand for commodities such as oil and metals. Given the volatile nature of these industries, we feel there is significant risk to investing in securities that appear to be priced for the best-case scenario in the global commodities market. Still, the selective investments we made in the energy sector performed well.
Q. How have you positioned the Fund?
A. Our largest sector positions are in the traditional growth areas, such as information technology, consumer discretionary and health care. As we noted, we believe that a number of long-term secular trends support the growth potential of select information technology companies. For example, people want immediate access to information and entertainment, and several of the information technology companies in the Fund’s portfolio are capitalizing on this need. Other information technology companies provide the tools and services companies need to increase productivity. We expect that increased global competition will fuel ongoing
34 ANNUAL REPORT Calamos Global Equity Fund

Calamos Global Equity Fund
TOP 10 HOLDINGS

Apple, Inc.	4.7%
Nintendo Company, Ltd.	4.6
Google, Inc.	3.5
Nokia Corp.	2.4
America Movil, SA de CV	2.4
InBev, NV	2.3
Tandberg, ASA	2.3
Temenos Group, AG	2.3
Alcon, Inc.	2.1
Singapore Exchange, Ltd.	2.0
investment in technology innovations. Select companies in the consumer discretionary sector are also positioned to capitalize on a number of secular trends. For example, we expect companies in the consumer discretionary sector to benefit from spending by U.S. baby boomers focused on enjoying their retirement years. Health care, the third largest allocation as of the end of the reporting period, benefits from long-term trends such as aging populations in wealthy countries—these demographics support increased health care spending. In contrast, we remain underweighted in materials and energy companies, based on our belief that these cyclical sectors do not offer compelling long-term growth prospects.
Geographically, the portfolio is well diversified across the global markets. Across markets, our portfolio construction process emphasizes countries espousing free market principles and economic freedoms, such as private property rights, transparent accounting practices and credible rule of law.
The United States represents the single largest country allocation. However, we continue to underweight the U.S. market compared to the MSCI World Index. U.S. companies currently account for approximately a third of the portfolio and close to half of the MSCI World Index. The Fund also invests selectively in emerging markets. We trimmed our emerging market weight over the period and now have less than 10% of the portfolio invested in emerging-market companies.
Reflecting our belief that growth trends abroad are more compelling, the Fund’s portfolio emphasizes developed markets outside the United States. We maintain a significant presence in European markets. Although a tight monetary policy and the strengthening euro may slow the pace of economic growth, growth has been strong across the continent and appears to be on track to outpace U.S. economic growth.
In Japan, we are closely monitoring the economic landscape. Concerns about deflation, the sustainability of a pick-up in consumer spending, and the pace of reforms have given cause for increased scrutiny. Nonetheless, we have continued to find a number of attractive companies that meet our growth criteria.
Calamos Global Equity Fund ANNUAL REPORT 35

Calamos Global Equity Fund
TOTAL RETURN

	SINCE INCEPTION
		load-adjusted
Class A Shares — Inception 3/1/07	34.40%	28.00%
Class B Shares — Inception 3/1/07	33.60	28.60
Class C Shares — Inception 3/1/07	33.70	32.70
Class I Shares — Inception 3/1/07	34.60	NA
Class R Shares — Inception 3/1/07	34.10	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:

*	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the MSCI World Index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
36 ANNUAL REPORT Calamos Global Equity Fund

Calamos Convertible Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007. (The Fund is closed to new investments, subject to the exceptions as enumerated in the prospectus.)
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CCVIX	CALBX	CCVCX
FUND CUSIP NUMBERS

A Shares	128119401
B Shares	128119773
C Shares	128119823
Fund Objective
Current income with a secondary objective of growth
Investment Strategy
•	Invests in convertible securities issued by both U.S. and foreign companies

•	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

•	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk
Investor Profile
This Fund may be suitable for investors who seek:
•	Current income as well as capital growth potential

•	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed income.
Q. How did Calamos Convertible Fund perform during the reporting period?
A. Calamos Convertible Fund returned 14.80% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the S&P 500 Index* returned 14.56% and Value Line Convertible Index** returned 11.05%.
Growth of $10,000: for 10-year period ended 10/31/07
Q. What is a convertible security?
A. A convertible security is a bond or preferred stock that can be exchanged (or converted) into a specific number of shares of common stock, typically of the issuer’s company. Convertibles are often referred to as hybrid securities because they have both stock-like and bond-like attributes. Because of these hybrid characteristics, convertible securities offer unique opportunities for appreciation and risk management.
Like stocks, convertibles offer the potential for capital appreciation. Like bonds, they offer the potential for interest income and downside protection. This hybrid nature makes them particularly useful in managing a portfolio’s risk/reward profile. Because convertibles can be exchanged for a specific number of shares of stock, they tend to gain or lose value along with underlying equity. When the price of the
Calamos Convertible Fund ANNUAL REPORT 37

Calamos Convertible Fund
underlying stock rises, the price of the convertible tends to rise as well. When a stock’s price falls, however, the convertible bond price typically declines only as far as the “floor” established by the convertible’s bond characteristics.

CREDIT QUALITY ALLOCATION OF BONDS

AAA	3.9%
AA	3.5
A	15.9
BBB	31.4
BB	10.4
B	14.0
CCC and below	2.6
Unrated Securities	18.3

ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	67.6
Convertible Preferreds	11.1
Preferreds	0.0
Common Stock	17.6
Synthetic Convertibles	2.4
Options	0.3
Cash and Receivables/Payables	1.0

TOP 10 HOLDINGS

EMC Corp.	5.1%
MetLife, Inc.	3.3
Intel Corp.	3.1
Gilead Sciences, Inc.	2.9
Schering-Plough Corp.	2.8
Cameron International Corp.	2.5
Cadence Design Systems, Inc.	2.5
Priceline.com, Inc.	2.4
Molson Coors Brewing Company	2.4
Invitrogen Corp.	2.2
Q. What were the conditions in the convertible market during the period?
A. The convertible market was quite healthy during the period. Valuations have appreciated since 2006, but remain fair. Currently, a good portion of convertibles offer what we would consider optimal characteristics, that is, a good mix of upside participation and downside protection.
During the reporting period, the equity markets moved upward overall. However, the period also included periods of downside. This varying backdrop underscores the potential of convertibles. Broadly speaking, convertible securities participated in the upward movement of the equity markets, while demonstrating greater resiliency in downward markets. Moreover, convertibles tend to benefit from increased volatility, which we saw during the reporting period.
Speculative-grade convertibles outperformed investment-grade convertibles for the one-year period. However, investment-grade issues performed more strongly during the final months of the period, as investors became more wary of credit-quality risk.
Throughout 2007, issuance trends have been favorable as well. In fact, for the first time since 2003, net new issuance (new issues minus redemptions) is in positive territory. In this environment, we continue to find convertible opportunities we believe to be attractive.
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. What enhanced performance?
A. The Fund benefited from strong security selection in a range of areas, including consumer discretionary, industrials and information technology. Within consumer discretionary, we found many compelling companies that we believed would
38 ANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

SECTOR ALLOCATION

Information Technology	23.0%
Health Care	22.6
Consumer Discretionary	16.0
Industrials	10.4
Financials	9.8
Consumer Staples	6.4
Energy	5.2
Utilities	2.3
Materials	1.3
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
benefit from long-term secular growth trends. Priceline.com, Inc. counted among the leaders. Consumers are demanding immediate access to information and entertainment, and this online provider of travel packages and tickets has profited from this secular trend. Walt Disney Company, another strong-performing consumer discretionary holding, is a beneficiary of increasing demand for media and entertainment.
The Fund was also well served by its information technology holdings, including EMC Corp, a provider of innovative data storage solutions; and leading network firms Juniper Networks, Inc. and Cisco Systems. In a competitive global marketplace, companies must continually enhance their productivity. Technology providers such as these are beneficiaries of this trend.
Industrial holdings furthered the Fund’s advance. While we avoid many industrial companies because of their higher vulnerability to cyclical economic factors, we did find several leading global industrial companies that met our criteria for sustainable growth. These included Lockheed Martin Corp. (aerospace and defense), Siemens AG (electronics and engineering) and FTI Consulting, Inc. (diversified commercial & professional services).
The Fund also has the flexibility to complement its core convertible holdings with a more limited stake in common stocks. As of the end of the period, the Fund held approximately 18% of its assets in common stocks. The equity allocation contributed favorably to performance.
Q. What hindered performance?
A. Our focus on sustainable growth and reasonable valuations led us away from the energy and materials sectors—both areas of the convertible market that performed strongly during the reporting period. We believe that our positioning was appropriate, however. Many of the securities in these sectors carry high price tags, which we do not believe are supported by their longer-term growth potential. The prospects of energy and materials companies are often very dependent on the price of commodities or economic growth. We believe that quality growth companies supported by secular themes, in contrast, will be better equipped for long-term growth.
As we noted, lower-quality convertibles outperformed for the period overall. In this environment, the Fund’s performance was somewhat tempered by its emphasis on higher-quality convertible securities.
Q. How is the Fund positioned?
A. Our investment criteria reward companies with fundamental strengths, such as higher-quality balance sheets, sustainable earnings, strong free cash flows and high return on invested capital, reliable debt servicing, and significant revenue exposure to non-U.S. economies. This has led us to emphasize traditional growth companies in sectors such as information technology and health care, as opposed to cyclical energy and materials sectors.
Calamos Convertible Fund ANNUAL REPORT 39

Calamos Convertible Fund
Throughout the period, we substantially reduced the Fund’s financials stake, paring exposure to capital markets. Within the Fund’s current financials allocation, our emphasis is on transactional businesses with less direct participation in the credit markets.
The Fund maintains a bias toward higher-quality convertibles. Reflecting our highly selective approach, the Fund has minimal positions in convertibles rated CCC and below. As of the close of the period, the weighted mean credit quality of the portfolio was BBB.
40 ANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund
GROWTH OF $10,000: SINCE INCEPTION (6/21/85) THROUGH 10/31/07
TOTAL RETURN

					10 YEARS OR
	1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 6/21/85	14.80%	9.33%	11.84%	10.75%	10.02%		9.48%
Class B Shares — Inception 9/11/00	13.91	8.91	11.01	10.74	7.17	^	7.17	^
Class C Shares — Inception 7/5/96	13.93	12.93	11.00	11.00	9.35		9.35
Class I Shares — Inception 6/25/97	15.11	NA	12.14	NA	10.35		NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	12.08	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Convertible Fund ANNUAL REPORT 41

Calamos Market Neutral Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVSIX	CAMNX	CVSCX

FUND CUSIP NUMBERS

A Shares	128119203
B Shares	128119757
C Shares	128119849
Fund Objective
High current income consistent with stability of principal
Investment Strategy
•	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

•	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

•	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes
Investor Profile
This Fund may be suitable for investors who seek:
•	The potential for an above-average income stream with relative stability of principal

•	A strategy designed to provide added diversification and reduced volatility
Q. How did Calamos Market Neutral Income Fund perform during the reporting period?
A. Calamos Market Neutral Income Fund returned 7.81% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the Lehman Brothers U.S. Government/Credit Index* returned 5.37% and the Citigroup 30-Day Treasury Bill Index** returned 4.80%.
Growth of $10,000: for 10-year period ended 10/31/07
Q. This Fund employs sophisticated strategies—primarily convertible arbitrage and covered call writing. How do these two strategies form the basis of a “market neutral approach”?
A. The goal of market neutral funds is to provide steady and positive returns, regardless of whether the stock market is rising or falling. Unlike many market neutral funds, which rely primarily on covered call writing, this Fund also incorporates convertible arbitrage. During the reporting period, the Fund provided a solid return against the backdrop of a changing market environment. We believe this demonstrates the benefits of employing multiple strategies within our market neutral approach.
42 ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund
Convertible arbitrage and covered call writing strategies are complementary. Although we believe both strategies offer upside potential throughout economic cycles, each may be particularly suited to different market environments. Convertible arbitrage strategies may be especially advantageous during periods of low and increasing volatility in the stock market. Covered call writing may be most helpful when volatility in the stock market is high and decreasing, or a market that trends slowly.
Q. How did the two strategies perform during the period?
A. Both strategies contributed positively to performance, in a variety of ways.
The convertible arbitrage strategy participated in the rising valuations in the convertible market. Also, convertible bonds benefit from increased volatility in an upwardly moving equity market. This is because the optionality (that is, the conversion feature of the convertible) typically becomes more valuable. Entering the reporting period, we expected a slowdown in overall economic growth, which might differentiate better-positioned businesses from the broad market. We believed this shift would result in increased uncertainty, and by extension, volatility. Accordingly, as of the close of the semi-annual period, we held about two-thirds of the portfolio in the convertible arbitrage strategy. During the summer months in particular, volatility spiked dramatically upward, benefiting the convertible arbitrage allocation.
The convertible arbitrage strategy contributed income from multiple sources. First, the convertibles themselves contributed coupon income. Also, the convertible arbitrage strategy generated income for the Fund through “short interest.” Short interest is the interest the Fund earned by investing the proceeds of the short sale. Convertible arbitrage involves buying a convertible, and “shorting” the underlying stock. In a shorting strategy, an investor borrows the stock and then sells it, because he or she believes the value of a stock will drop after it is sold. In a successful short sale, the price of the stock drops after the short seller has sold it. The short seller then purchases the stock at this lower price, and returns these less expensive shares to the lender. In a convertible arbitrage strategy, we manage the potential risk of the stock increasing in value because we short stocks against a convertible the Fund owns. The Fund is therefore positioned to benefit if the stock rises, because the value of the convertible should rise as well.
The covered call writing strategy generated income through “option premiums.” An option premium is the money the writer (seller) receives from the option buyer. Regardless of whether the option is exercised, the writer keeps the premium. We structured the Fund’s options in such a way as to participate in the gains of the underlying investments. (Such a strategy may be referred to as writing options “slightly out of the money.”) Therefore, equity gains enhanced the Fund’s return. Dividend income from the Fund’s equity securities also contributed to performance.
Calamos Market Neutral Income Fund ANNUAL REPORT 43

Calamos Market Neutral Income Fund
Q. Were there factors that limited upside performance?
A. The overall interest rate environment was low throughout the period. Moreover, the Federal Reserve stepped in twice to cut rates. Lower interest rates subdue the performance potential of some elements of the Fund’s investment strategy. For example, convertible arbitrage involves exploiting the differences in yield between the convertible bond and the underlying stock. When interest rates decrease, the yield on convertible securities typically declines as well. The spread between the convertible yield and stock yield is narrowed, thereby reducing the money earned. Also, a lower rate environment typically results in less robust opportunities for investing the proceeds of the short sale. (Short sale proceeds are most commonly placed in short-term cash instruments.) Within the covered call writing strategy, the premiums received for selling options typically trend in the same direction as interest rates.
Q. Please discuss the overall allocations to each strategy.
A. As of the close of the reporting period, the covered call writing strategy represented approximately 46% of assets, and convertible arbitrage represented approximately 54% of assets. This reflects our view that both strategies are well positioned to enhance performance in the current market environment. We continue to find opportunities in both the equity and convertible markets.
That said, we increased the allocation to the covered call strategy throughout the period. Volatility in the stock market increased during the period, but has decreased after sharply spiking in late summer. As we noted, decreasing volatility in the stock market may be a particularly favorable backdrop for covered call writing. We believe there are many opportunities for us to write (sell) calls, capturing income through option premiums while also participating in a portion of equity market upside.
44 ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/07
TOTAL RETURN

					10 YEARS OR
	1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 9/4/90	7.81%	2.67%	5.91%	4.89%	7.73%	7.21%
Class B Shares — Inception 9/11/00	7.04	2.04	5.11	4.80	5.50^	5.50^
Class C Shares — Inception 2/16/00	7.01	6.01	5.11	5.11	5.75^	5.75^
Class I Shares — Inception 5/10/00	8.12	NA	6.21	NA	6.57^	NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	5.47^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The Lehman Brothers U.S. Government/Credit Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Market Neutral Income Fund ANNUAL REPORT 45

Calamos High Yield Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CHYDX	CAHBX	CCHYX
FUND CUSIP NUMBERS

A Shares	128119815
B Shares	128119724
C Shares	128119799
Fund Objective
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective
Investment Strategy
•	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed-income allocation, enhancing the prospects for total return while maintaining a sizable income component
•	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger-and-acquisition activity and special situations
•	Strives to balance risk and reward throughout market cycles
Investor Profile
This Fund may be suitable for investors who seek:
•	The highest-yield potential available from fixed-income securities
•	Capital gain from the appreciation in value of high-yield securities
Q. How did Calamos High Yield Fund perform during the reporting period?
A. Calamos High Yield Fund returned 9.16% (Class A shares, unadjusted for sales charges) for the one-year period ended October 31, 2007. For the same period, the CS High Yield Index* earned 7.72%.
Growth of $10,000: since inception (8/2/99) through 10/31/07
Q. What were the conditions in the high-yield market during the period?
A. Conditions in the high-yield market changed dramatically over the reporting period. During the first portion of the reporting period, investor enthusiasm for high-yield bonds was robust. Companies issuing high-yield securities were supported by healthy earnings, a generally positive view by investors of the U.S. economy and a historically low default rate. New issuance remained strong as borrowers took advantage of low yields and high demand from investors.
Conditions changed abruptly in June as losses from sub-prime-mortgage securities mounted. Credit spreads widened considerably as investors fled risky assets in favor of government and other high-quality securities not perceived to be affected by sub-prime mortgages or the deteriorating housing market. (A credit spread in a non-government bond is the extra amount of interest or yield investors demand over Treasuries of similar maturities to compensate for increased risk of default. Investors usually demand higher yields for instruments with lower credit ratings.)
46 ANNUAL REPORT Calamos High Yield Fund

Calamos High Yield Fund
ASSET ALLOCATION

Corporate Bonds	50.6%
Convertible Bonds	28.2
Convertible Preferreds	10.8
Preferreds	0.0
Common Stock	1.7
Synthetic Convertibles	6.4
Options	0.2
Cash and Receivables/Payables	2.1
CREDIT QUALITY ALLOCATION OF BONDS

AAA	0.0%
AA	0.0
A	6.1
BBB	11.0
BB	27.9
B	39.9
CCC and below	2.3
Unrated Securities	12.8
SECTOR ALLOCATION

Consumer Discretionary	23.4%
Information Technology	17.6
Industrials	11.2
Health Care	8.4
Financials	8.2
Consumer Staples	7.8
Materials	7.5
Energy	6.3
Telecommunication Services	4.5
Utilities	3.0
Sector allocations are based on net assets and may vary over time.
Despite that change over the past few months, for the reporting period overall, CCC rated bonds performed better than higher-rated, high-yield securities. However, the higher-rated tiers of the high-yield universe gained traction as the troubles in the sub-prime market rippled across the credit markets. Within the broad high-yield market, utilities and health care sectors led for the period and financials lagged.
Q. How do you select securities for the portfolio?
A. As in all of our strategies, we rely on our comprehensive and proprietary research. Our goal is to understand the intrinsic value of the business, scrutinizing all aspects of the company’s financial situation. This allows us to find securities that offer a reasonable rate of income for the level of risk. We also seek to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions and special situations. Because we are extremely cognizant of potential risk, we favor companies with respectable balance sheets that we believe offer not only yield, but also good prospects for reliable long-term debt servicing and sustainable growth.
At the same time, we consider whether the investment fits into our broader secular themes such as changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Q. What factors enhanced performance over the period?
A. On a broader level, security selection within the Fund’s industrial, materials, and consumer discretionary sectors added the most to performance relative to the benchmark index. In terms of individual securities, a diverse group contributed to the Fund’s outperformance. Leaders included Royal Caribbean Cruises, Ltd. We believe long-term changes in demographics, such as the aging U.S. population, will result in more discretionary spending by baby boomers. We also favor companies that fulfill consumers’ demands for instant, electronic information and entertainment. The Fund benefited from positions in video-game retailer GameStop Corp. and Liberty Media Corp., owner of the QVC shopping channel and other consumer touch points. Within its industrial stake, the Fund was well served by positions in aerospace and defense, and electrical components.
A number of financials sector holdings contributed to upside performance. The Fund emphasized brokerages and asset managers—areas that were not so affected by the sub-prime-mortgage fallout. Strong performers included Franklin Resources Inc., and Nuveen Investments Inc.
The Fund’s bias away from the lowest-quality tiers of the high-yield universe enhanced performance during the final months of the period. Additionally, none of the Fund’s issuers went into default during the period, and the Fund includes no defaulted credits.
Calamos High Yield Fund ANNUAL REPORT 47

Calamos High Yield Fund
TOP 10 HOLDINGS

Intel Corp.	3.0%
Metlife, Inc.	2.7
Schering-Plough Corp.	2.6
FTI Consulting, Inc.	2.3
Blackboard, Inc.	2.0
Invitrogen Corp.	1.9
Freeport-McMoRan Copper & Gold, Inc.	1.9
VeriSign, Inc.	1.9
Linear Technology Corp.	1.8
L-3 Communications Holdings, Inc.	1.7
Q. What factors hindered performance in the period?
A. Although our financials stake included strong performers, our overweighted positioning hindered the pace of relative gains. Telecommunications slowed the Fund’s pace as well. We were underweight utilities, which was the best performing sector in the benchmark index. In our view, many utilities companies are subject to a high degree of regulatory oversight. We do not believe such oversight is conducive to long-term growth.
As we discussed, the most speculative credits led for the period overall. The Fund’s highly selective approach to lower-rated credits therefore hindered performance. That said, we believe that recent events affirm the value of focusing on total return, rather than simply yield.
Q. The Fund’s investment universe of high-yielding securities includes lower-grade convertibles. Please discuss the use of convertible instruments.
A. The Fund’s use of convertibles is the outcome of many individual security selection decisions. We believe the Fund’s ability to invest in higher-yielding convertible securities is advantageous, because it offers us a broader universe of securities and additional ways to enhance return and manage risk. For example, we may consider convertible high-yield bonds when they offer risk-reward prospects that are more attractive than traditional bonds from the same issuer. Also, convertible securities provide a degree of downside protection in falling markets and typically benefit from increased equity market volatility.
The Fund’s positions in higher-yielding convertible securities served it in good stead. As the traditional high-yield and equity markets came under pressure during points throughout the reporting period, convertible securities provided superior downside protection.
Q. Conditions in the high-yield market have not been overly hospitable in recent months. What is your outlook for the Fund?
A. Certainly, pressures have increased in certain segments of the high-yield market; and as we discussed, we believe that it will take time for the issues in the credit market to fully resolve. That said, through rigorous proprietary research—and a highly selective approach—we have continued to find high-yielding investments that meet our criteria. Reflecting our commitment to risk management, we are positioned with a significant underweighting in CCC rated credits.
Corporate balance sheets are still healthy, and we expect good global growth to provide continued support to U.S. businesses. Although credit spreads are tighter than normal, the turmoil in the sub-prime market has prompted investors to demand higher yields for the risk they are taking, which we believe is appropriate.
48 ANNUAL REPORT Calamos High Yield Fund

Calamos High Yield Fund
TOTAL RETURN

	1 YEAR		5 YEARS†		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 8/2/99	9.16%	4.01%	12.30%	11.22%	7.77%	7.13%
Class B Shares — Inception 12/21/00	8.32	3.32	11.44	11.18	8.95	8.95
Class C Shares — Inception 12/21/00	8.27	7.27	11.42	11.42	8.93	8.93
Class I Shares — Inception 3/1/02	9.43	NA	12.56	NA	9.55	NA
Class R Shares — Inception 3/1/07	NA	NA	NA	NA	4.69	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The CS High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos High Yield Fund ANNUAL REPORT 49

Calamos Total Return Bond Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discuss the Fund’s performance, strategy and positioning during the period from the inception of the Fund on June 27, 2007, to October 31, 2007.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CTRAX	CTXBX	CTRCX
FUND CUSIP NUMBERS

A Shares	128119310
B Shares	128119294
C Shares	128119286
Fund Objective
Total return, consistent with preservation of capital and prudent investment management
Investment Strategy
•	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities
•	Opportunistic sector allocations provide greater flexibility in managing risk and reward
•	Complementary allocations may include high-yield securities, international bonds and currencies, among others
•	Credit and interest-rate exposure may be further tailored via derivative-based strategies
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad exposure to the major sectors of the U.S. bond market
•	A conservative total return approach, with an emphasis on yield and capital preservation
•	Income generation
•	Portfolio diversification when combined with other asset classes
Q. How did Calamos Total Return Bond Fund perform during the period?
A. Calamos Total Return Bond Fund gained 4.00% (Class A shares, unadjusted for sales charges) for the period since inception of the Fund on June 27, 2007. For the period from June 30, 2007 through October 31, 2007, the Lehman Brothers U.S. Aggregate Index* returned 3.77%.
Q. To provide a context for the Fund’s performance and positioning, please give an overview of your investment process.
A. This Fund invests primarily in domestic securities, but draws extensively on Calamos Investments’ global perspective. Unlike many U.S. bond funds which consider the U.S. bond market within a primarily domestic framework, we analyze the U.S. bond market within the context of the global marketplace and closely evaluate the inter-relationships among markets. We believe this global focus enhances our ability to capitalize upon the most compelling risk/reward relationships.
Q. Before discussing the Fund’s performance, please provide an overview of the conditions in the bond market during the period.
A. Bond market participants were focused on the deterioration of securities backed by sub-prime mortgages, or home loans made to borrowers with low credit scores or high amounts of debts. Although sub-prime mortgages represent a fraction of the total mortgage market, soaring delinquencies and defaults on the mortgages sparked broader market turmoil. This unrest caused a general widening of spreads in almost all non-government fixed-income securities, two reductions in the federal funds target rate and a rally in short-term government securities as investors fled to safety.
Q. Did the Fund hold these problematic sub-prime mortgages?
A. The Fund was not invested in securities backed by sub-prime mortgages or home equity loans, nor did the Fund hold collateralized debt obligations, structured investment vehicles or asset-backed commercial paper.
Q. What enhanced performance?
A. Overall, a conservative approach contributed to the Fund’s gains. As we noted above, the Fund did not participate in the most troubled sectors of the mortgage-backed securities market. Moreover, relative to the Lehman Brothers U.S. Aggregate Index, the Fund was underweighted in mortgage-backed securities, which underper-formed due to the combination of both the difficult housing environment and the
50 ANNUAL REPORT Calamos Total Return Bond Fund

Calamos Total Return Bond Fund
generally elevated level of volatility in the bond market. Our investments in non-dollar securities helped increase returns as the dollar weakened. An overweight in U.S. Treasurys also added to performance.
CURRENCY ALLOCATION

United States Dollar	95.2%
Swedish Krona	1.4
European Euro	1.2
British Pound Sterling	1.2
Japanese Yen	1.0
REGIONAL ALLOCATION

North America	93.1%
Europe	5.1
Asia/Pacific	1.0
Latin America	0.6
Caribbean	0.2
Middle East/Africa	0.0
ASSET ALLOCATION

U.S. Govt Treasury	36.7%
U.S. Govt Agency	0.0
Sovereign	4.7
Residential MBS	31.0
Commercial MBS	5.0
Corporate Bonds	20.8
Preferred Stock	0.0
Cash and Receivables/Payables	1.8
TOP 10 HOLDINGS

U.S. Treasury Note 4.500%, 05/15/10	12.3%
U.S. Treasury Note 4.125%, 08/31/12	9.8
U.S. Treasury Note 4.000%, 09/30/09	9.1
FNMA 5.500%, 11/01/37	5.1
U.S. Treasury Note 4.750%, 08/15/17	4.1
FHLMC 6.000%, 11/01/37	3.9
FHLMC 5.500%, 11/01/37	3.2
FHLMC 6.000%, 12/01/22	2.6
FNMA 6.000%, 05/01/37	2.6
FNMA 5.000%, 12/01/22	2.5
Q. What hindered performance?
A. Although the Fund’s overweight position in high-quality global sovereign issues (including U.S. Treasurys) reduced the Fund’s risk exposure, it also reduced yields. We were overweight in commercial mortgage-backed securities (loans for commercial properties such as offices and malls), which lost value in the middle of 2007 as all credit spreads widened in the sell off. Also, the Fund was not optimally positioned to profit from the steepening of the U.S. yield curve.
Q. Why does the Fund have significant mortgage-backed holdings, given the deteriorating housing market?
A. We believe the Fund’s mortgage investments offer attractive yields with a low level of risk. The mortgage-backed securities the Fund owns are entirely insured for principal and interest payments by government-sponsored enterprises Fannie Mae and Freddie Mac or by Ginnie Mae, which is explicitly backed by the U.S. government. Mortgages represent approximately a third of the Fund’s total investment, which is below the weighting of the benchmark Lehman Brothers U.S. Aggregate Index.
Q. Thematically, you divide the Fund’s holding into “core” and “plus” categories. How much of the Fund’s holdings are in each category?
A. Core bond sectors are the major sectors of the U.S. investment-grade bond market. “Plus” sectors are complementary, specialized allocations that seek to increase return potential and enhance risk management. High-yield bonds and non-U.S. bonds are two examples of “plus” categories.
As of the close of the period, about 10% of the Fund’s holdings are in non-core sectors, an allocation that we believe gives us the flexibility to enhance yield while maintaining a conservative risk profile in the overall portfolio. Typically, we anticipate non-core categories representing between 5% and 25% of the portfolio. The relatively low current allocation to “plus” categories reflects our cautious approach in the current market environment.
Within this non-core allocation, the Fund holds non-U.S. positions denominated in currencies from developed countries, including the British pound sterling, euro, Australian dollar, Canadian dollar and Japanese yen. Through these positions, the Fund was able to capitalize on the weakening in the U.S. dollar.
The Fund includes very limited holdings in high-yield bonds, and instead has a bias toward high-quality assets, given the current circumstances in the fixed-income market.
Calamos Total Return Bond Fund ANNUAL REPORT 51

Calamos Total Return Bond Fund
MATURITY SCHEDULE

Less than 1 year	0.4%
Over 1 year to 3 years	27.5
Over 3 years to 5 years	23.1
Over 5 years to 7 years	11.8
Over 7 years to 10 years	26.6
Over 10 years to 20 years	2.6
Over 20 years	8.0
CREDIT QUALITY ALLOCATION OF BONDS

AAA	84.4%
AA	3.8
A	6.7
BBB	4.3
BB	0.5
B	0.3
CCC and below	0.0
Unrated Securities	0.0
BOND ALLOCATION

Weighted Average Credit Quality	AA
Effective Duration	4.7
Weighted Average Life	7.3
Q. Tell us about the Fund’s corporate bond allocation.
A. We have been increasing the Fund’s allocation to investment grade corporate bonds as yields have become more attractive. Our selections focus on high-quality companies with strong earnings and global reach, including Cisco Systems Inc., Johnson & Johnson and McDonald’s Corp. We favor the information-technology and consumer-staples sectors, which we believe are both less sensitive to economic swings. In contrast, we consider the financial and consumer discretionary sectors less attractive areas.
Q. How is the Fund positioned?
A. While we believe the U.S. economy is strong at its core and inflation is unlikely to rise, we believe nearer-term economic growth will slow and short-term rates will continue to fall, resulting in a steepening yield curve. As we discussed in the Economic and Market Review, we believe the fallout from sub-prime losses will take time to subside.
In this environment, we have positioned the Fund conservatively; the majority of the portfolio is invested in securities rated AAA. Within the corporate bond allocation, we have emphasized companies with strong global competitive positions and reduced vulnerability to cyclical factors such as the pace of economic growth or commodity prices, or to the turmoil in the financial sector. We are maintaining our bias toward a weakening U.S. dollar through selective investments in non-U.S. dollar-denominated positions in developed markets.

*	Lehman Brothers U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.
52 ANNUAL REPORT Calamos Total Return Bond Fund

Expense Overview
As a shareholder of a Fund, you incur two types of costs. You incur:
1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.
2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007. It is intended to help you understand the ongoing costs associated with investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts of each Fund’s chart:
Actual
In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2007 to October 31, 2007, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of a Fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. (In this example, you would multiply 8.6 times the figure.)
Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2007 to October 31, 2007, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Overview ANNUAL REPORT 53

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2007 and held through October 31, 2007.

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH FUND

Actual Expenses per $1,000*	$6.85	$11.04	$11.04	$5.45	$8.19
Ending Value	$1,228.40	$1,223.80	$1,223.60	$1,229.90	$1,226.80

Hypothetical Expenses per $1,000*	$6.21	$10.01	$10.01	$4.94	$7.43
Ending Value	$1,019.06	$1,015.27	$1,015.27	$1,020.32	$1,017.85

Annualized Expense Ratio	1.22%	1.97%	1.97%	0.97%	1.46%
CALAMOS GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$5.75	$9.72	$9.72	$4.42	$7.07
Ending Value	$1,111.10	$1,106.90	$1,106.90	$1,112.50	$1,109.90

Hypothetical Expenses per $1,000*	$5.50	$9.30	$9.30	$4.23	$6.77
Ending Value	$1,019.76	$1,015.98	$1,015.98	$1,021.02	$1,018.50

Annualized Expense Ratio	1.08%	1.83%	1.83%	0.83%	1.33%
CALAMOS VALUE FUND

Actual Expenses per $1,000*	$7.74	$11.61	$11.61	$6.50	$9.03
Ending Value	$1,060.70	$1,056.60	$1,055.80	$1,061.90	$1,059.20

Hypothetical Expenses per $1,000*	$7.58	$11.37	$11.37	$6.36	$8.84
Ending Value	$1,017.69	$1,013.91	$1,013.91	$1,018.90	$1,016.43

Annualized Expense Ratio	1.49%	2.24%	2.24%	1.25%	1.74%
CALAMOS BLUE CHIP FUND

Actual Expenses per $1,000*	$7.83	$11.77	$11.77	$6.56	$9.14
Ending Value	$1,098.60	$1,093.90	$1,093.90	$1,099.60	$1,097.20

Hypothetical Expenses per $1,000*	$7.53	$11.32	$11.32	$6.31	$8.79
Ending Value	$1,017.74	$1,013.96	$1,013.96	$1,018.95	$1,016.48

Annualized Expense Ratio	1.48%	2.23%	2.23%	1.24%	1.73%
CALAMOS MULTI-FUND BLEND***

Actual Expenses per $1,000*	$2.70	$6.74	$6.74	$1.35	$4.05
Ending Value	$1,144.80	$1,140.50	$1,140.50	$1,146.30	$1,144.10

Hypothetical Expenses per $1,000*	$2.55	$6.36	$6.36	$1.28	$3.82
Ending Value	$1,022.68	$1,018.90	$1,018.90	$1,023.95	$1,021.42

Annualized Expense Ratio	0.50%	1.25%	1.25%	0.25%	0.75%
CALAMOS GLOBAL GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$7.50	$11.55	$11.55	$6.14	$8.85
Ending Value	$1,154.80	$1,150.70	$1,150.60	$1,155.40	$1,153.00

Hypothetical Expenses per $1,000*	$7.02	$10.82	$10.82	$5.75	$8.29
Ending Value	$1,018.25	$1,014.47	$1,014.47	$1,019.51	$1,016.99

Annualized Expense Ratio	1.38%	2.13%	2.13%	1.13%	1.63%
CALAMOS INTERNATIONAL GROWTH FUND

Actual Expenses per $1,000*	$8.40	$12.60	$12.60	$7.05	$9.80
Ending Value	$1,236.10	$1,231.60	$1,231.20	$1,237.60	$1,234.20

Hypothetical Expenses per $1,000*	$7.58	$11.37	$11.37	$6.36	$8.84
Ending Value	$1,017.69	$1,013.91	$1,013.91	$1,018.90	$1,016.43

Annualized Expense Ratio	1.49%	2.24%	2.24%	1.25%	1.74%
CALAMOS GLOBAL EQUITY FUND***

Actual Expenses per $1,000*	$9.86	$14.05	$14.06	$8.46	$11.26
Ending Value	$1,235.30	$1,230.20	$1,231.10	$1,237.10	$1,233.70

Hypothetical Expenses per $1,000*	$8.89	$12.68	$12.68	$7.63	$10.16
Ending Value	$1,016.38	$1,012.60	$1,012.60	$1,017.64	$1,015.12

Annualized Expense Ratio	1.75%	2.50%	2.50%	1.50%	2.00%

*	Expenses for all Classes A, B, C, I and R, excluding Calamos Total Return Bond Fund, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365. For all Classes of Calamos Total Return Bond Fund, the expenses are multiplied by 127/365. Calamos Total Return Bond Fund commenced operations on 06/27/2007.

***	Annualized Expense Ratio for Calamos Multi-Fund Blend, Calamos Global Equity Fund, and Calamos Total Return Bond Fund are adjusted to reflect fee waiver.
54 ANNUAL REPORT Expense Overview

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2007 and held through October 31, 2007. (continued)

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS CONVERTIBLE FUND

Actual Expenses per $1,000*	$6.06	$9.99	$9.98	$10.01	$7.37
Ending Value	$1,089.20	$1,085.00	$1,084.80	$1,091.00	$1,088.00

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$9.65	$7.12
Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,015.63	$1,018.15

Annualized Expense Ratio	1.15%	1.90%	1.90%	1.90%	1.40%
CALAMOS MARKET NEUTRAL INCOME FUND

Actual Expenses per $1,000*	$5.96	$9.79	$9.79	$4.68	$7.24
Ending Value	$1,038.70	$1,034.50	$1,034.40	$1,040.20	$1,037.30

Hypothetical Expenses per $1,000*	$5.90	$9.70	$9.70	$4.63	$7.17
Ending Value	$1,019.36	$1,015.58	$1,015.58	$1,020.62	$1,018.10

Annualized Expense Ratio **	1.16%	1.91%	1.91%	0.91%	1.41%
CALAMOS HIGH YIELD FUND

Actual Expenses per $1,000*	$6.26	$10.01	$10.01	$5.05	$7.48
Ending Value	$1,020.60	$1,015.90	$1,015.90	$1,021.80	$1,019.30

Hypothetical Expenses per $1,000*	$6.26	$10.01	$10.01	$5.04	$7.48
Ending Value	$1,019.00	$1,015.27	$1,015.27	$1,020.21	$1,017.80

Annualized Expense Ratio	1.23%	1.97%	1.97%	0.99%	1.47%
CALAMOS TOTAL RETURN BOND FUND***

Actual Expenses per $1,000*	$3.19	$5.85	$5.85	$2.31	$4.08
Ending Value	$1,040.00	$1,037.40	$1,037.40	$1,040.60	$1,039.10

Hypothetical Expenses per $1,000*	$3.15	$5.77	$5.77	$2.28	$4.03
Ending Value	$1,014.27	$1,011.66	$1,011.66	$1,015.14	$1,013.40

Annualized Expense Ratio	0.90%	1.65%	1.65%	0.65%	1.15%

*	Expenses for all Classes A, B, C, I and R, excluding Calamos Total Return Bond Fund, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365. For all Classes of Calamos Total Return Bond Fund, the expenses are multiplied by 127/365. Calamos Total Return Bond Fund commenced operations on 06/27/2007.

**	Includes .06% related to dividend expense on short positions.

***	Annualized Expense Ratio for Calamos Multi-Fund Blend, Calamos Global Equity Fund, and Calamos Total Return Bond Fund are adjusted to reflect fee waiver.
Expense Overview ANNUAL REPORT 55

Growth Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

COMMON STOCKS (98.8%)
	Consumer Discretionary (16.1%)
37,500	Alibaba.com, Ltd.#	$65,321
2,700,000	Amazon.com, Inc.#^	240,705,000
1,500,000	American Eagle Outfitters, Inc.^	35,670,000
2,400,000	Apollo Group, Inc.#^	190,224,000
425,000	BorgWarner, Inc.	44,926,750
1,500,000	Burger King Holdings, Inc.^	39,660,000
400,000	Chipotle Mexican Grill, Inc.#	55,600,000
1,500,000	Crocs, Inc.#	112,125,000
800,000	Ctrip.com International, Ltd.	45,088,000
1,350,000	Discovery Holding Company#^	38,488,500
750,000	Dollar Tree Stores, Inc.#^	28,725,000
731,700	Dreamworks Animation SKG, Inc.#^	23,824,152
2,400,000	Focus Media Holding, Ltd.#^	148,800,000
3,400,000	GameStop Corp.#^	201,348,000
4,800,000	Garmin, Ltd.	515,520,000
2,764,900	Guess?, Inc.	142,088,211
1,100,000	Gymboree Corp.#^	37,433,000
322,600	LKQ Corp.#^	12,439,456
5,400,000	News Corp., Class B^	123,822,000
5,458,120	Nike, Inc.	361,655,031
554,300	Priceline.com, Inc.#^	51,605,330
1,000,000	Snap-On, Inc.^	49,910,000
969,000	Sotheby’s Holdings, Inc.^	52,490,730
500,000	V.F. Corp.	43,565,000
800,000	Warnaco Group, Inc.#^	32,552,000
400,000	Wynn Resorts, Ltd.^	64,572,000
2,450,000	Yum! Brands, Inc.	98,661,500
800,000	Zumiez, Inc.#^	33,488,000

		2,825,051,981

	Consumer Staples (3.2%)
3,490,000	Coca-Cola Company	215,542,400
718,000	Corn Products International, Inc.^	30,543,720
750,000	Hansen Natural Corp.#^	51,000,000
2,700,000	InBev, NV	255,547,636

		552,633,756

	Energy (7.7%)
1,400,000	Cameron International Corp.#^	136,304,000
350,000	Core Laboratories, NV#^	51,079,000
3,200,000	ENSCO International, Inc.^	177,568,000
1,609,200	FMC Technologies, Inc.#^	97,565,796
2,300,000	Halliburton Company^	90,666,000
1,800,000	National Oilwell Varco, Inc.^	131,832,000
1,500,000	Oceaneering International, Inc.#^	115,905,000
4,200,000	Smith International, Inc.^	277,410,000

NUMBER OF
SHARES		VALUE

700,000	Southwestern Energy Company#^	$36,211,000
1,900,000	Transocean, Inc.#^	226,803,000

		1,341,343,796

	Financials (4.9%)
500,000	AllianceBernstein Holding LP	42,715,000
1,400,000	Ameriprise Financial, Inc.	88,172,000
1,900,000	Aon Corp.	86,108,000
700,000	Eaton Vance Corp.	35,021,000
1,200,000	Franklin Resources, Inc.^	155,616,000
950,000	Intercontinentalexchange, Inc.#^	169,290,000
300,000	NYMEX Holdings, Inc.	38,556,000
850,000	Prudential Financial, Inc.	82,212,000
3,000,000	SEI Investments Company	94,860,000
6,250,000	Singapore Exchange, Ltd.	68,485,014

		861,035,014

	Health Care (12.1%)
540,000	ArthroCare Corp.#^	35,013,600
1,500,000	Becton, Dickinson & Company	125,190,000
1,200,000	Biogen Idec, Inc.#^	89,328,000
1,300,000	BioMarin Pharmaceutical, Inc.#^	36,049,000
4,200,000	Celgene Corp.#^	277,200,000
1,700,000	DENTSPLY International, Inc.^	70,516,000
975,000	Gen-Probe, Inc.#^	68,269,500
10,150,000	Gilead Sciences, Inc.#	468,828,500
550,000	Health Net, Inc.#^	29,485,500
550,000	Hologic, Inc.#^	37,361,500
2,200,000	Immucor, Inc.#^	70,950,000
750,000	Inverness Medical Innovations, Inc.#^	45,067,500
900,000	Medco Health Solutions, Inc.#^	84,942,000
800,000	Mindray Medical International, Ltd.^	31,808,000
500,000	Pediatrix Medical Group, Inc.#	32,750,000
800,000	Psychiatric Solutions, Inc.#^	31,680,000
12,000,000	Schering-Plough Corp.	366,240,000
3,200,000	Thermo Fisher Scientific, Inc.#^	188,192,000
1,650,000	Warner Chilcott, Ltd.#^	30,574,500

		2,119,445,600

	Industrials (10.1%)
1,000,000	AAR Corp.#^	32,050,000
700,000	AGCO Corp.#^	41,776,000
340,000	Alliant Techsystems, Inc.#^	37,532,600
900,000	Barnes Group, Inc.^	33,057,000
1,208,800	BE Aerospace, Inc.#^	60,089,448
650,000	Belden CDT, Inc.^	37,875,500
750,000	Brink’s Company^	46,987,500
550,000	C.H. Robinson Worldwide, Inc.^	27,456,000
See accompanying Notes to Schedule of Investments.
56 ANNUAL REPORT Schedule of Investments

Growth Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

1,607,842	Corrections Corporation of America#^	$45,485,850
2,500,000	Covanta Holding Corp.#^	67,775,000
600,000	CSX Corp.	26,862,000
500,000	Cummins, Inc.	59,980,000
700,000	Curtiss-Wright Corp.^	39,403,000
350,000	Diana Shipping, Inc.^	14,980,000
675,000	Dun & Bradstreet Corp.^	65,373,750
300,000	Eaton Corp.	27,774,000
499,000	Fluor Corp.^	78,842,000
1,200,000	Force Protection, Inc.#	21,480,000
900,000	General Cable Corp.#^	64,791,000
2,000,000	GrafTech International, Ltd.#^	37,800,000
3,250,000	Honeywell International, Inc.	196,332,500
841,000	Jacobs Engineering Group, Inc.#^	73,293,150
750,000	KCI Konecranes Oyj	33,775,223
375,000	Kennametal, Inc.	34,203,750
2,961,800	Manitowoc Company, Inc.^	145,898,268
1,000,000	Manpower, Inc.^	74,740,000
460,000	Perini Corp.#^	26,381,000
655,000	Precision Castparts Corp.^	98,125,550
1,200,000	Rockwell Collins, Inc.	89,772,000
500,000	SunPower Corp.#	63,230,000
500,000	Textron, Inc.	34,605,000
350,000	W.W. Grainger, Inc.	31,472,000

		1,769,199,089

	Information Technology (37.0%)
2,300,000	Accenture, Ltd.	89,815,000
1,336,000	Amphenol Corp.^	59,144,720
425,000	Anixter International, Inc.#^	30,536,250
5,024,300	Apple, Inc.#^	954,365,785
1,300,000	Atheros Communications, Inc.#	45,630,000
1,600,000	Autodesk, Inc.#^	78,240,000
2,400,000	Avnet, Inc.#^	100,128,000
575,000	Baidu.com, Inc.#^	219,931,750
4,500,000	Brocade Communication Systems, Inc.#^	42,795,000
725,000	Cabot Microelectronics Corp.#^	28,768,000
6,050,000	Cisco Systems, Inc.#	200,013,000
3,400,000	Cognizant Technology Solutions Corp.#^	140,964,000
1,100,000	CommScope, Inc.#^	51,887,000
1,400,000	Cypress Semiconductor Corp.#^	51,170,000
900,000	Diodes, Inc.#^	29,754,000
653,300	Dolby Laboratories, Inc.#	27,085,818
750,000	Electronic Arts, Inc.#	45,840,000
10,100,000	EMC Corp.#^	256,439,000
600,000	Equinix, Inc.#^	69,996,000
1,000,000	FactSet Research Systems, Inc.^	70,520,000

NUMBER OF
SHARES		VALUE

750,000	FLIR Systems, Inc.#^	$52,042,500
1,230,000	Google, Inc.#^	869,610,000
1,600,000	Hewlett-Packard Company^	82,688,000
2,676,000	Juniper Networks, Inc.#^	96,336,000
735,000	KLA-Tencor Corp.^	38,697,750
2,050,000	MEMC Electronic Materials, Inc.#^	150,101,000
950,000	Mettler-Toledo International, Inc.#^	101,032,500
2,550,000	Microsoft Corp.	93,865,500
1,000,000	Mitsumi Electric Company, Ltd.	46,078,458
1,500,000	NAVTEQ Corp.#	115,800,000
3,500,000	NCR Corp.#^	96,565,000
870,000	NETGEAR, Inc.#^	30,745,800
350,000	Nintendo Company, Ltd.	222,277,549
5,457,000	Nokia Corp.	216,727,290
4,700,000	Nuance Communications, Inc.#^	103,917,000
2,300,000	NVIDIA Corp.#^	81,374,000
9,100,000	Oracle Corp.#^	201,747,000
1,200,000	Plexus Corp.#^	30,960,000
4,200,000	Research In Motion, Ltd.#^	522,942,000
1,700,000	Shanda Interactive Entertainment, Ltd.#	66,929,000
800,000	Sigma Designs, Inc.#^	47,016,000
950,000	Sina Corp.#^	54,463,500
1,800,000	Synopsys, Inc.#	50,868,000
1,500,000	Tandberg, ASA	38,385,253
3,500,000	Teradata Corp.#^	99,855,000
2,700,000	ValueClick, Inc.#^	73,413,000
2,850,000	Varian Semiconductor Equipment Associates, Inc.#^	131,157,000
2,300,000	VeriFone Holdings, Inc.#^	113,689,000
1,200,000	Vistaprint, Ltd.#^	57,084,000

		6,479,390,423

	Materials (2.5%)
1,400,000	Agrium, Inc.^	88,998,000
340,000	Air Products and Chemicals, Inc.	33,269,000
1,100,000	Allegheny Technologies, Inc.^	112,387,000
520,000	CF Industries Holdings, Inc.	45,708,000
500,000	Lubrizol Corp.	33,940,000
600,000	Mosaic Company#^	41,880,000
400,000	Praxair, Inc.^	34,192,000
1,125,000	Terra Industries, Inc.#^	41,501,250

		431,875,250

	Telecommunication Services (5.2%)
4,200,000	America Movil, SA de CV	274,638,000
1,350,000	China Mobile, Ltd.^	139,968,000
1,400,000	Millicom International Cellular, SA#^	164,472,000
2,000,000	Telefonos de Mexico, SA de CV^	73,140,000
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 57

Growth Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

2,000,000	Time Warner Telecom, Inc.#^	$46,480,000
325,000	US Cellular Corp.#^	30,598,750
5,500,000	Vimpel-Communications	181,885,000

		911,181,750

	TOTAL COMMON STOCKS (Cost $11,301,093,675)	17,291,156,659

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.4%)
	Financials (0.4%)
	PowerShares QQQ#
50,000	Put, 03/22/08, Strike $50.00	7,025,000
200,000	Put, 03/22/08, Strike $51.00	32,500,000
300,000	Put, 03/22/08, Strike $49.00	36,300,000

	TOTAL OPTIONS (Cost $96,444,900)	75,825,000

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (0.6%)
101,432,086	Calamos Government Money Market Fund — Class I Shares Ω 4.711% (Cost $101,432,086)	101,432,086

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (19.2%)
3,351,577,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $3,351,577,000)	3,351,577,000

TOTAL INVESTMENTS (119.0%) (Cost $14,850,547,661)		20,819,990,745

PAYABLE UPON RETURN OF SECURITIES LOAN (-19.2%)		(3,351,577,000)

OTHER ASSETS, LESS LIABILITIES (0.2%)		25,301,147

NET ASSETS (100.0%)		$17,493,714,892

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $101,432,086 and received $5,524,160 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

#	Non-income producing security.

^	Security, or portion of security, is on loan.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
58 ANNUAL REPORT Schedule of Investments

Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (36.5%)
	Consumer Discretionary (5.3%)
55,500,000	Amazon.com, Inc.^
	4.750%, 02/01/09	$66,183,750
16,000,000	Aristocrat Leisure, Ltd. (in default)**
	5.000%, 05/31/06	20,897,712
21,000,000	Compagnie Generale des
	Etablissements Michelin
	0.000%, 01/01/17	36,438,720
24,300,000	Iconix Brand Group, Inc.*
	1.875%, 06/30/12	25,606,125
31,419,000	Liberty Media Corp. (Time Warner)^¥
	0.750%, 03/30/23	34,482,352
71,603,000	Omnicom Group, Inc.^
	0.000%, 07/31/32	74,914,639
9,945,000	Priceline.com, Inc.*
	0.750%, 09/30/13	23,047,537
56,040,000	Walt Disney Company^
	2.125%, 04/15/23	68,158,650

		349,729,485

	Energy (4.5%)
28,000,000	Nabors Industries, Inc.^
	0.000%, 06/15/23	28,420,000
60,000,000	Pride International, Inc.^
	3.250%, 05/01/33	88,350,000
	Schlumberger, Ltd.^
30,000,000	2.125%, 06/01/23	72,637,500
200,000	1.500%, 06/01/23	534,000
45,000,000	Superior Energy Services, Inc.*‡
	1.500%, 12/15/26	47,418,750
37,000,000	Transocean, Inc.
	1.500%, 05/15/21	61,142,500

		298,502,750

	Financials (3.1%)
66,100,000	Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)¥
	0.250%, 02/15/12	68,499,430
65,724,000	Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.)¥
	0.250%, 02/16/12	79,059,399
52,406,000	Merrill Lynch & Company, Inc.
	0.000%, 03/13/32	58,542,743

		206,101,572

	Health Care (4.8%)
27,090,000	Beckman Coulter, Inc.*
	2.500%, 12/15/36	30,916,463
31,500,000	Cubist Pharmaceuticals, Inc.
	2.250%, 06/15/13	31,854,375

PRINCIPAL
AMOUNT		VALUE

77,000,000	Gilead Sciences, Inc.*^
	0.500%, 05/01/11	$100,485,000
	Kyphon Inc.*
15,000,000	1.250%, 02/01/14	19,818,750
15,000,000	1.000%, 02/01/12	19,575,000
	Teva Pharmaceutical Industries, Ltd.
67,000,000	0.250%, 02/01/24	87,435,000
20,500,000	0.500%, 02/01/24^	24,984,375

		315,068,963

	Industrials (6.0%)
33,000,000	AGCO Corp.^
	1.250%, 12/15/36	53,171,250
72,000,000	L-3 Communications Holdings, Inc.^
	3.000%, 08/01/35	87,480,000
49,125,000	Lockheed Martin Corp.‡
	5.308%, 08/15/33	75,677,063
42,500,000	Q-Cells, AG
	1.375%, 02/28/12	88,676,754
72,000,000	Roper Industries, Inc.‡
	1.481%, 01/15/34	64,350,000
17,200,000	Sunpower Corp.^
	0.750%, 08/01/27	27,799,500

		397,154,567

	Information Technology (12.3%)
48,908,000	Cadence Design Systems, Inc.*^
	1.500%, 12/15/13	53,859,935
28,730,000	Ciena Corp.
	0.250%, 05/01/13	37,923,600
41,000,000	CommScope, Inc.
	1.000%, 03/15/24	90,097,500
29,500,000	Cypress Semiconductor Corp.*^
	1.000%, 09/15/09	47,052,500
23,200,000	DST Systems, Inc.
	4.125%, 08/15/23	41,934,000
	EMC Corp.
62,000,000	1.750%, 12/01/11*	104,625,000
55,000,000	1.750%, 12/01/11^	92,812,500
30,309,000	Intel Corp.^
	2.950%, 12/15/35	32,506,402
30,000,000	Lawson Software Americas, Inc.*
	2.500%, 04/15/12	34,987,500
33,904,000	Nuance Communications, Inc.^*
	2.750%, 08/15/27	45,855,160
	ON Semiconductor Corp.
35,000,000	0.000%, 04/15/24	41,737,500
30,000,000	2.625%, 12/15/26*	36,262,500
26,000,000	PMC-Sierra, Inc.
	2.250%, 10/15/25	32,727,500
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 59

Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Skyworks Solutions, Inc.
10,000,000	1.500%, 03/01/12*	$11,575,000
10,000,000	1.250%, 03/01/10*	11,612,500
4,670,000	1.500%, 03/01/12^	5,405,525
4,670,000	1.250%, 03/01/10^	5,423,038
15,000,000	SPSS, Inc.*^
	2.500%, 03/15/12	16,350,000
54,904,000	VeriSign, Inc.*
	3.250%, 08/15/37	65,816,170

		808,563,830

	Telecommunication Services (0.5%)
23,000,000	Qwest Communications International, Inc.
	3.500%, 11/15/25	31,251,250

	TOTAL CONVERTIBLE BONDS (Cost $1,948,930,052)	2,406,372,417

SYNTHETIC CONVERTIBLE SECURITIES (1.7%)
	U.S. Government and Agency Securities (1.5%)
100,000,000	United States Treasury Notes^
	3.375%, 02/15/08	$99,820,400

NUMBER OF
CONTRACTS		VALUE

Options (0.2%)
	Consumer Discretionary (0.1%)
930	Garmin, Ltd.#
	Call, 01/17/09, Strike $95.00	3,013,200

	Consumer Staples (0.0%)
4,300	Kroger Company#
	Call, 01/17/09, Strike $30.00	1,741,500

	Information Technology (0.1%)
560	Apple, Inc.#
	Call, 01/17/09, Strike $140.00	3,834,600
1,900	Hewlett-Packard Company#
	Call, 01/17/09, Strike $45.00	2,308,500

		6,143,100

	Telecommunication Services (0.0%)
1,045	America Movil, S.A. de CV#
	Call, 01/17/09, Strike $60.00	1,447,325

	TOTAL OPTIONS	12,345,125

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $107,744,804)	112,165,525

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.1%)
	Financials (3.0%)
4,100,000	MetLife, Inc.
	6.375%	$137,432,000
2,500,000	XL Capital, Ltd.
	7.000%	63,625,000

		201,057,000

	Health Care (1.9%)
479,290	Schering-Plough Corp.
	6.000%	127,610,962

	Materials (1.2%)
455,000	Freeport-McMoRan Copper & Gold, Inc.
	6.750%	77,604,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $363,483,554)	406,272,762

COMMON STOCKS (53.5%)
	Consumer Discretionary (8.8%)
1,025,100	Apollo Group, Inc.#^	81,249,426
930,000	Garmin, Ltd.^	99,882,000
585,000	ITT Educational Services, Inc.#^	74,406,150
4,650,000	News Corp., Class B^	106,624,500
2,140,000	Nike, Inc.	141,796,400
2,215,830	Walt Disney Company^	76,734,193

		580,692,669

	Consumer Staples (6.1%)
2,100,000	Coca-Cola Company	129,696,000
1,070,000	Heineken, NV	75,111,070
400,000	InBev, NV	37,858,909
1,675,000	PepsiCo, Inc.	123,481,000
500,000	Procter & Gamble Company	34,760,000

		400,906,979

	Energy (1.6%)
534,980	ENSCO International, Inc.^	29,686,040
908,835	Halliburton Company^	35,826,276
325,000	Transocean, Inc.#^	38,795,250

		104,307,566

	Financials (7.1%)
475,000	American International Group, Inc.	29,982,000
550,000	Ameriprise Financial, Inc.	34,639,000
2,355,729	Aon Corp.	106,761,638
260,000	Franklin Resources, Inc.	33,716,800
485,000	Goldman Sachs Group, Inc.	120,241,200
399,004	Hartford Financial Services Group, Inc.	38,715,358
800,096	Manulife Financial Corp.^	37,116,454
See accompanying Notes to Schedule of Investments.
60 ANNUAL REPORT Schedule of Investments

Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

732,350	NASDAQ Stock Market, Inc.#	$34,200,745
793,437	Power Financial Corp.	35,369,324

		470,742,519

	Health Care (7.7%)
250,000	Alcon, Inc.^	38,052,500
1,080,000	Biogen Idec, Inc.#	80,395,200
2,500,000	Merck & Company, Inc.	145,650,000
264,015	Novo Nordisk, AS — B Shares	32,903,790
1,300,000	PerkinElmer, Inc.	35,776,000
3,000,000	Thermo Fisher Scientific, Inc.#^	176,430,000

		509,207,490

	Industrials (2.6%)
1,150,000	Honeywell International, Inc.	69,471,500
1,120,087	Illinois Tool Works, Inc.	64,136,182
330,000	Lockheed Martin Corp.	36,313,200

		169,920,882

	Information Technology (18.3%)
1,800,000	Accenture, Ltd.	70,290,000
4,600,000	Cisco Systems, Inc.#^	152,076,000
3,689,149	Dell, Inc.#^	112,887,959
2,100,000	eBay, Inc.#^	75,810,000
543,780	Electronic Arts, Inc.#	33,235,834
1,872,210	Hewitt Associates, Inc.#	66,051,569
1,945,930	Infosys Technologies, Ltd.^	99,125,674
219,345	MasterCard, Inc.^	41,576,845
4,470,325	Microsoft Corp.	164,552,663
120,000	Nintendo Company, Ltd.	76,209,445
4,100,000	Nokia Corp.	162,833,404
7,000,000	Oracle Corp.#	155,190,000

		1,209,839,393

	Telecommunication Services (1.3%)
650,000	America Movil, SA de CV	42,503,500
800,000	Rogers Communication, Inc.	40,768,539

		83,272,039

	TOTAL COMMON STOCKS (Cost $2,650,641,285)	3,528,889,537

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.4%)
	Financials (0.4%)
7,600	S & P500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $35,590,800)	28,044,000

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.9%)
125,919,322	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $125,919,322)	$125,919,322

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (10.9%)
717,099,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $717,099,000)	717,099,000

TOTAL INVESTMENTS (111.0%) (Cost $5,949,408,817)		7,324,762,563

PAYABLE UPON RETURN OF SECURITIES LOANED (-10.9%)		(717,099,000)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(7,636,140)

NET ASSETS (100.0%)		$6,600,027,423

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $125,919,322 and received $1,743,333 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $16,000,000 as of October 31, 2007. The instrument has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2007, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the value of 144A securities that could not be exchanged to the registered form is $151,065,080 or 2.3% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

#	Non-income producing security.
Note: Value for Securities denominated in foreign currencies is shown in U.S. Dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 61

Value Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

COMMON STOCKS (99.3%)
	Consumer Discretionary (21.1%)
43,500	Apollo Group, Inc.#	$3,447,810
55,000	Carnival Corp.	2,638,900
77,000	Harley-Davidson, Inc.^	3,965,500
99,000	Home Depot, Inc.	3,119,490
65,000	IAC/InterActiveCorp.#^	1,914,900
45,000	News Corp., Class B^	1,031,850
57,000	Nike, Inc.	3,776,820
60,000	Omnicom Group, Inc.	3,058,800
140,000	Walt Disney Company	4,848,200

		27,802,270

	Consumer Staples (17.0%)
113,500	Coca-Cola Company	7,009,760
113,000	Molson Coors Brewing Company^	6,466,990
10,800	Nestle Holdings, Inc.	4,988,325
52,000	PepsiCo, Inc.	3,833,440

		22,298,515

	Energy (2.1%)
76,000	Pride International, Inc.#^	2,804,400

	Financials (10.9%)
73,000	American International Group, Inc.	4,607,760
60,000	Aon Corp.	2,719,200
16,750	Goldman Sachs Group, Inc.	4,152,660
44,000	Merrill Lynch & Company, Inc.	2,904,880

		14,384,500

	Health Care (10.1%)
18,000	Alcon, Inc.	2,739,780
70,000	Johnson & Johnson	4,561,900
75,000	Pfizer, Inc.	1,845,750
60,000	Wyeth	2,917,800
18,000	Zimmer Holdings, Inc.#	1,250,820

		13,316,050

	Industrials (2.4%)
56,000	Illinois Tool Works, Inc.	3,206,560

	Information Technology (33.5%)
135,000	Cisco Systems, Inc.#	4,463,100
188,000	Dell, Inc.#^	5,752,800
115,000	eBay, Inc.#	4,151,500
53,000	Electronic Arts, Inc.#^	3,239,360
73,000	Hewlett-Packard Company	3,772,640
38,000	Infosys Technologies, Ltd.^	1,935,720
165,000	Microsoft Corp.	6,073,650
205,000	Nokia Corp.	8,141,670

NUMBER OF
SHARES		VALUE

155,000	Oracle Corp.#	$3,436,350
58,000	SAP, AG	3,136,264

		44,103,054

	Materials (2.2%)
2,900	Givaudan, SA	2,852,655

	TOTAL COMMON STOCKS (Cost $101,117,350)	130,768,004

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.5%)
	Financials (0.5%)
170	S & P500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $796,110)	627,300

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (0.1%)
123,923	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $123,923)	123,923

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES ON LOAN (10.9%)
14,286,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $14,286,000)	14,286,000

TOTAL INVESTMENTS (110.8%) (Cost $116,323,383)		145,805,227

PAYABLE UPON RETURN OF SECURITIES LOANED (-10.9%)		(14,286,000)

OTHER ASSETS, LESS LIABILITIES (0.1%)		126,647

NET ASSETS (100.0%)		$131,645,874

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $123,923, and received $36,929 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
62 ANNUAL REPORT Schedule of Investments

Blue Chip Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

COMMON STOCKS (98.4%)
	Consumer Discretionary (7.0%)
13,000	Amazon.com, Inc.#^	$1,158,950
25,000	Apollo Group, Inc.#	1,981,500
15,000	CBS Corp.^	430,500
20,000	Comcast Corp.#^	421,000
20,000	McDonald’s Corp.	1,194,000
36,000	News Corp., Class A	780,120
25,000	News Corp., Class B^	573,250
23,000	Nike, Inc.	1,523,980
10,000	Nordstrom, Inc.^	394,400
15,000	Target Corp.	920,400
40,000	Time Warner, Inc.	730,400
44,000	Walt Disney Company	1,523,720

		11,632,220

	Consumer Staples (9.8%)
9,000	Altria Group, Inc.	656,370
63,000	Coca-Cola Company	3,890,880
11,000	Colgate-Palmolive Company	838,970
21,000	CVS Corp.	877,170
42,000	Molson Coors Brewing Company^	2,403,660
35,000	PepsiCo, Inc.	2,580,200
49,000	Procter & Gamble Company	3,406,480
24,000	Smithfield Foods, Inc.#^	688,080
8,000	SUPERVALU, Inc.	310,000
14,000	Wal-Mart Stores, Inc.	632,940

		16,284,750

	Energy (11.4%)
7,000	Cameron International Corp.#^	681,520
27,000	Chevron Corp.	2,470,770
29,000	ConocoPhillips	2,463,840
9,300	Devon Energy Corp.^	868,620
8,000	ENSCO International, Inc.^	443,920
54,000	Exxon Mobil Corp.	4,967,460
41,000	Halliburton Company^	1,616,220
22,000	Marathon Oil Corp.	1,300,860
15,000	Schlumberger, Ltd.	1,448,550
9,000	Smith International, Inc.	594,450
12,000	Transocean, Inc.#^	1,432,440
8,000	Valero Energy Corp.	563,440

		18,852,090

	Financials (15.7%)
7,000	AFLAC, Inc.	439,460
7,000	American Express Company	426,650
43,000	American International Group, Inc.	2,714,160
13,000	Ameriprise Financial, Inc.	818,740

NUMBER OF
SHARES		VALUE

78,000	Aon Corp.	$3,534,960
30,000	Bank of America Corp.	1,448,400
26,981	Bank of New York Mellon Corp.	1,318,022
15,000	Chubb Corp.	800,250
50,000	Citigroup, Inc.	2,095,000
12,000	Federal Home Loan Mortgage Corp.	626,760
18,000	Federal National Mortgage Association	1,026,720
8,200	Franklin Resources, Inc.	1,063,376
4,700	Goldman Sachs Group, Inc.	1,165,224
5,000	Hartford Financial Services Group, Inc.	485,150
14,000	JPMorgan Chase & Company	658,000
5,000	Lehman Brothers Holdings, Inc.	316,700
7,000	Loews Corp.	343,630
20,000	Manulife Financial Corp.^	927,800
9,700	Merrill Lynch & Company, Inc.	640,394
20,000	MetLife, Inc.	1,377,000
12,000	Morgan Stanley	807,120
17,000	Prudential Financial, Inc.	1,644,240
8,000	St. Paul Travelers Companies, Inc.	417,680
16,000	T Rowe Price Group, Inc.^	1,027,840

		26,123,276

	Health Care (12.1%)
30,000	Abbott Laboratories	1,638,600
4,500	Alcon, Inc.^	684,945
6,000	Baxter International, Inc.	360,060
14,000	Biogen Idec, Inc.#	1,042,160
20,000	Bristol-Myers Squibb Company	599,800
8,000	Celgene Corp.#^	528,000
9,000	Cigna Corp.	472,410
23,000	Eli Lilly and Company	1,245,450
40,000	Gilead Sciences, Inc.#^	1,847,600
35,000	Johnson & Johnson	2,280,950
23,000	Medtronic, Inc.	1,091,120
48,000	Merck & Company, Inc.	2,796,480
25,000	Pfizer, Inc.	615,250
54,000	Schering-Plough Corp.	1,648,080
10,000	St. Jude Medical, Inc.#	407,300
19,000	Thermo Fisher Scientific, Inc.#	1,117,390
11,500	UnitedHealth Group, Inc.	565,225
7,500	Wellpoint, Inc.#	594,225
10,000	Wyeth	486,300

		20,021,345

	Industrials (11.7%)
17,000	3M Company	1,468,120
10,000	Boeing Company	985,900
6,500	Burlington Northern Santa Fe Corp.	566,475
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 63

Blue Chip Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

5,000	Danaher Corp.^	$428,350
10,000	Emerson Electric Company	522,700
10,000	General Dynamics Corp.	909,600
136,000	General Electric Company	5,597,760
30,000	Honeywell International, Inc.	1,812,300
27,000	Illinois Tool Works, Inc.	1,546,020
5,000	Lockheed Martin Corp.	550,200
13,000	Raytheon Company	826,930
5,000	Tyco International, Ltd. ^	205,850
7,000	Union Pacific Corp.	896,280
21,000	United Parcel Service, Inc.^	1,577,100
20,000	United Technologies Corp.	1,531,800

		19,425,385

	Information Technology (25.5%)
25,000	Accenture, Ltd.	976,250
25,000	Apple, Inc.#	4,748,750
9,000	Automatic Data Processing, Inc.	446,040
115,000	Cisco Systems, Inc.#	3,801,900
16,100	Corning, Inc.	390,747
54,000	Dell, Inc.#	1,652,400
38,000	eBay, Inc.#	1,371,800
15,000	Electronic Arts, Inc.#	916,800
43,000	EMC Corp.#	1,091,770
5,000	Google, Inc.#	3,535,000
60,200	Hewlett-Packard Company	3,111,136
13,000	Infosys Technologies, Ltd.	662,220
126,000	Intel Corp.	3,389,400
25,000	International Business Machines Corp.	2,903,000
2,500	MasterCard, Inc.^	473,875
104,000	Microsoft Corp.	3,828,240
58,000	Nokia Corp.^	2,303,760
132,000	Oracle Corp.#	2,926,440
29,000	QUALCOMM, Inc.	1,239,170
16,500	Research In Motion, Ltd.#	2,054,415
14,000	Yahoo!, Inc.#^	435,400

		42,258,513

	Telecommunication Services (4.4%)
12,000	America Movil, SA de CV^	784,680
113,000	AT&T, Inc.	4,722,270
37,000	Sprint Nextel Corp.	632,700
26,000	Verizon Communications, Inc.	1,197,820

		7,337,470

	Utilities (0.8%)
11,000	Entergy Corp.	1,318,570

	TOTAL COMMON STOCKS (Cost $125,502,621)	163,253,619

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.5%)
	Financials (0.5%)
210	S & P500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $983,430)	$774,900

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.1%)
1,777,893	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $1,777,893)	1,777,893

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (10.3%)
17,158,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $17,158,000)	17,158,000

TOTAL INVESTMENTS (110.3%) (Cost $145,421,944)		182,964,412

PAYABLE UPON RETURN OF SECURITIES LOAN (-10.3%)		(17,158,000)

OTHER ASSETS, LESS LIABILITIES (0.0%)		129,984

NET ASSETS (100.0%)		$165,936,396

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $1,777,893 and received $38,893 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

#	Non-income producing security.

^	Security, or portion of security, is on loan.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
64 ANNUAL REPORT Schedule of Investments

Multi-Fund Blend
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUNDS (99.8%)
925,736	Calamos Global Growth & Income Fund — Class I Shares (cost $10,061,087)	$11,979,023
169,057	Calamos Growth Fund — Class I Shares (cost $10,070,808)	12,726,624
731,704	Calamos Value Fund — Class I Shares (cost $10,034,694)	10,917,019

	TOTAL INVESTMENT IN AFFILIATED FUNDS (Cost $30,166,589)	35,622,666

TOTAL INVESTMENTS (99.8%) (Cost $30,166,589)		35,622,666

OTHER ASSETS, LESS LIABILITIES (0.2%)		72,110

NET ASSETS (100.0%)		$35,694,776

NOTES TO SCHEDULE OF INVESTMENTS
Investments in Affiliated Funds. The Fund held the following investments in affiliated funds as of October 31, 2007. Purchases, sales, dividend income and capital gains are shown during the period from November 1, 2006, through October 31, 2007.

	Value		Proceeds from	Dividend	Distributed
	October 31, 2006	Purchases	Sales	Income	Capital Gains

Calamos Global Growth and Income Fund	$2,147,222	$8,682,916	$768,613	$—	$88,821
Calamos Growth Fund	2,164,854	8,682,917	768,613	—	92,077
Calamos Value Fund	2,183,920	8,682,917	768,613	—	138,928

Total	$6,495,996	$26,048,750	$2,305,839	$—	$319,826

See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 65

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (40.9%)
	Consumer Discretionary (13.4%)
10,500,000	Amazon.com, Inc.
	4.750%, 02/01/09	$12,521,250
2,700,000	Aristocrat Leisure, Ltd. (in default)**
	5.000%, 05/31/06	3,526,489
20,000,000	Compagnie Generale des Etablissements
	Michelin
	0.000%, 01/01/17	34,703,543
10,250,000	Intralot SA
	2.250%, 12/20/13	17,074,771
1,650,000,000	NC International, Ltd. (Nikon Corp.)¥
	0.000%, 03/15/11	25,853,075
15,000,000	News Corp. (British Sky Broadcasting
	Group, PLC)&
	0.000%, 03/15/23	17,697,000
13,500,000	Nokian Renkaat Oyj
	0.000%, 06/27/14	20,215,406
11,250,000	Omnicom Group, Inc.^
	0.000%, 07/31/32	11,770,312
3,700,000	Punch Taverns Redwood Jersey Company, Ltd.
	5.000%, 12/14/10	8,914,135
1,135,000,000	Sharp Corp.
	0.000%, 09/30/13	10,139,750
8,250,000	Swatch Group, AG
	2.625%, 10/15/10	10,704,691
9,000,000	Walt Disney Company^
	2.125%, 04/15/23	10,946,250

		184,066,672

	Consumer Staples (1.4%)
27,000,000	Hengan International Group Company, Ltd.
	0.000%, 05/16/11	5,599,508
9,000,000	Nestle Holdings, Inc.
	0.000%, 06/11/08	13,260,583

		18,860,091

	Energy (5.3%)
4,500,000	Cameron International Corp.
	2.500%, 06/15/26	7,076,250
12,750,000	CNOOC, Ltd.
	0.000%, 12/15/09	36,935,473
5,100,000	Nabors Industries, Inc.^
	0.000%, 06/15/23	5,176,500
7,600,000	Superior Energy Services, Inc.*‡
	1.500%, 12/15/26	8,008,500
10,000,000	Transocean, Inc.
	1.500%, 05/15/21	16,525,000

		73,721,723

PRINCIPAL
AMOUNT		VALUE

	Financials (0.8%)
5,000,000	Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)¥ 0.250%, 02/15/12	$5,181,500
5,000,000	Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.)¥ 0.250%, 02/16/12	6,014,500

		11,196,000

	Health Care (3.1%)
12,500,000	Actelion, Ltd.
	0.000%, 11/22/11	14,047,675
8,000,000	Gilead Sciences, Inc.*
	0.500%, 05/01/11	10,440,000
16,750,000	Teva Pharmaceutical Industries, Ltd.^
	1.750%, 02/01/26	17,880,625

		42,368,300

	Industrials (4.2%)
7,500,000	AGCO Corp.
	1.250%, 12/15/36	12,084,375
14,500,000	Q-Cells, AG
	1.375%, 02/28/12	30,254,422
3,750,000	SGL Group
	0.750%, 05/16/13	6,925,875
5,700,000	Sunpower Corp.^
	0.750%, 08/01/27	9,212,625

		58,477,297

	Information Technology (11.8%)
29,000,000	Business Objects, SA
	2.250%, 01/01/27	21,171,992
5,000,000	Cypress Semiconductor Corp.^
	1.000%, 09/15/09	7,925,000
	EMC Corp.
10,000,000	1.750%, 12/01/11^	16,875,000
4,500,000	1.750%, 12/01/11*	7,593,750
185,000,000	Hon Hai Precision Industry Company, Ltd.
	0.000%, 11/10/11	6,423,611
12,000,000	Intel Corp.^
	2.950%, 12/15/35	12,870,000
2,075,000,000	Konica Minolta Holdings, Inc.
	0.000%, 12/07/09	20,342,608
5,200,000	Lawson Software Americas, Inc.*
	2.500%, 04/15/12	6,064,500
1,200,000,000	Nomura Research Institute, Ltd.
	0.000%, 03/31/14	12,459,282
4,100,000	ON Semiconductor Corp.*
	2.625%, 12/15/26	4,955,875
1,650,000,000	Ricoh Company, Ltd.
	0.000%, 12/07/11	15,390,721
See accompanying Notes to Schedule of Investments.
66 ANNUAL REPORT Schedule of Investments

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

800,000	Temenos Group, AG
	1.500%, 03/21/13	$1,359,805
1,000,000,000	Toshiba Corp.
	0.000%, 07/21/11	15,819,367
11,000,000	VeriSign, Inc.*
	3.250%, 08/15/37	13,186,250

		162,437,761

	Utilities (0.9%)
6,250,000	International Power, PLC
	3.250%, 07/20/13	12,658,065

	TOTAL CONVERTIBLE BONDS (Cost $462,761,843)	563,785,909

SYNTHETIC CONVERTIBLE SECURITIES (0.7%)
	U.S. Government and Agency Securities (0.6%)
8,600,000	United States Treasury Notes^
	3.375%, 02/15/08	8,584,554

NUMBER OF
CONTRACTS		VALUE

Options (0.1%)
	Consumer Discretionary (0.1%)
110	Garmin, Ltd.#
	Call, 01/17/09, Strike $95.00	356,400

	Consumer Staples (0.0%)
200	Kroger Company#
	Call, 01/17/09, Strike $30.00	81,000

	Information Technology (0.0%)
25	Apple, Inc.#
	Call, 01/17/09, Strike $140.00	171,188
80	Hewlett-Packard Company#
	Call, 01/17/09, Strike $45.00	97,200

		268,388

	Telecommunication Services (0.0%)
60	America Movil, S.A. de CV#
	Call, 01/17/09, Strike $60.00	83,100

	TOTAL OPTIONS	788,888

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $9,107,591)	9,373,442

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (2.8%)
	Health Care (1.8%)
94,000	Schering-Plough Corp.
	6.000%	25,027,500

NUMBER OF
SHARES		VALUE

	Materials (1.0%)
190,000	Cia Vale do Rio Doce^
	5.500%	$13,911,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $36,700,906)	38,939,300

COMMON STOCKS (55.0%)
	Consumer Discretionary (10.4%)
205,000	Apollo Group, Inc.#	16,248,300
634,700	Esprit Holdings, Ltd.	10,600,325
173,000	Hennes & Mauritz AB	11,559,759
235,000	Industria de Diseno Textil, SA	17,570,647
73,000	ITT Educational Services, Inc.#^	9,284,870
150,000	Nike, Inc.	9,939,000
200,000	Swatch Group, AG	12,586,122
233,000	TomTom, NV#	18,647,047
129,000	Volkswagen, AG	36,875,720

		143,311,790

	Consumer Staples (6.1%)
210,000	Coca-Cola Company	12,969,600
360,000	Heineken, NV	25,271,014
270,000	InBev, NV	25,554,764
4,200	Lindt & Spruengli, AG	14,537,721
82,000	PepsiCo, Inc.	6,045,040

		84,378,139

	Energy (1.5%)
122,000	Canadian Natural Resources, Ltd.	10,145,895
260,000	Halliburton Company^	10,249,200

		20,395,095

	Financials (3.4%)
130,000	Aon Corp.	5,891,600
26,000	Goldman Sachs Group, Inc.	6,445,920
225,000	Julius Baer Holding, AG	19,541,392
315,000	Manulife Financial Corp.^	14,612,850

		46,491,762

	Health Care (8.4%)
173,000	Alcon, Inc.	26,332,330
245,000	Astellas Pharma, Inc.	10,875,895
190,000	Biogen Idec, Inc.#	14,143,600
270,000	CSL, Ltd.	9,178,944
150,000	Merck & Company, Inc.	8,739,000
210,000	Novo Nordisk, AS — B Shares	26,171,982
224,800	OLYMPUS Corp.	9,361,723
195,000	Thermo Fisher Scientific, Inc.#^	11,467,950

		116,271,424

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 67

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Industrials (3.3%)
353,225	Capita Group, PLC	$5,515,972
210,000	CNH Global, NV^	13,771,800
250,000	Honeywell International, Inc.	15,102,500
58,000	MAN, AG	10,371,323

		44,761,595

	Information Technology (20.0%)
210,000	Accenture, Ltd.	8,200,500
135,000	Autodesk, Inc.#	6,601,500
235,000	Canon, Inc.	11,890,858
410,000	Cisco Systems, Inc.#	13,554,600
680,000	Dell, Inc.#^	20,808,000
150,000	eBay, Inc.#^	5,415,000
110,000	Electronic Arts, Inc.#	6,723,200
870,000	Hon Hai Precision Industry Company, Ltd.	6,669,935
260,000	Infosys Technologies, Ltd.	13,244,400
310,000	Microsoft Corp.	11,411,100
103,000	Nintendo Company, Ltd.	65,413,107
1,600,000	Nokia Corp.	63,544,743
460,000	Oracle Corp.#	10,198,200
325,000	SAP, AG	17,573,892
330,000	Satyam Computer Services, Ltd.^	10,015,500
600,000	Toshiba Corp.	5,080,967

		276,345,502

	Telecommunication Services (1.9%)
410,000	America Movil, SA de CV	26,809,900

	TOTAL COMMON STOCKS (Cost $544,301,992)	758,765,207

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.4%)
	Financials (0.4%)
1,540	S & P 500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $7,211,820)	5,682,600

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (0.4%)
5,672,489	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $5,672,489)	5,672,489

NUMBER OF
SHARES		VALUE

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.9%)
95,409,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $95,409,000)	$95,409,000

TOTAL INVESTMENTS (107.1%) (Cost $1,161,165,641)		1,477,627,947

PAYABLE UPON RETURN OF SECURITIES LOANED (-6.9%)		(95,409,000)

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(3,414,793)

NET ASSETS (100.0%)		$1,378,804,154

FORWARD FOREIGN CURRENCY CONTRACTS
	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Australian Dollar	1/24/08	10,208,000	9,460,312	$(357,175)
Canadian Dollar	1/24/08	7,243,000	7,669,656	(173,588)
Danish Krone	1/24/08	101,191,000	19,683,725	(323,940)
Euro	1/24/08	185,445,000	268,889,436	(4,396,650)
Hong Kong Dollar	1/24/08	286,908,000	37,060,386	(32,832)
Indian Rupee	1/24/08	348,038,000	8,815,617	(99,414)
Japanese Yen	1/24/08	18,041,392,000	157,919,085	1,096,435
Mexican Peso	1/24/08	118,547,000	11,045,508	(164,545)
New Taiwan Dollar	1/24/08	327,664,000	10,198,122	(72,534)
British Pound	1/24/08	15,584,000	32,312,583	(460,913)
Sterling
Swedish Krona	1/24/08	57,437,000	9,053,740	(145,635)
Swiss Franc	1/24/08	77,244,000	67,035,508	(843,008)

				$(5,973,801)

See accompanying Notes to Schedule of Investments.
68 ANNUAL REPORT Schedule of Investments

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007
NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $5,672,489 and received $528,491 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $2,700,000 as of October 31, 2007. The instrument has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2007, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the market value of 144A securities that could not be exchanged to the registered form is $13,186,250 or 1% of net assets.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 69

Global Growth and Income Fund

COUNTRY ALLOCATION	OCTOBER 31, 2007

Country	% of Net Assets
United States	30.9%
Japan	14.7%
Switzerland	8.1%
Germany	7.4%
Finland	6.1%
Netherlands	4.2%
France	4.0%
Hong Kong	2.7%
United Kingdom	2.0%
Mexico	2.0%
Denmark	1.9%
Belgium	1.9%
Canada	1.8%
India	1.7%
Cayman Islands	1.6%
Bermuda	1.4%
Israel	1.3%
Spain	1.3%
Greece	1.2%
Brazil	1.0%
Taiwan	0.9%
Australia	0.9%
Sweden	0.8%
Country allocations may vary over time.
See accompanying Notes to Financial Statements.
70 ANNUAL REPORT Schedule of Investments

International Growth Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

COMMON STOCKS (96.9%)
	Consumer Discretionary (16.0%)
40,000	Central European Media Enterprises, Ltd.#	$4,590,000
50,000	Compagnie Generale des Etablissements Michelin	6,733,908
530,000	Esprit Holdings, Ltd.	8,851,698
3,600	Forbo Holding, AG#	2,169,825
720,000	Harvey Norman Holdings, Ltd.	4,575,227
85,000	Hennes & Mauritz AB	5,679,650
155,000	Industria de Diseno Textil, SA	11,589,150
169,000	Nokian Renkaat Oyj	6,399,293
180,000	Paddy Power, PLC	7,464,795
153,000	TomTom, NV#	12,244,627
50,000	Volkswagen, AG	14,292,915
825,000	Yokohama Rubber Company	6,148,852

		90,739,940

	Consumer Staples (9.0%)
57,000	Carlsberg A/S	7,710,046
148,000	Heineken, NV	10,389,195
950,000	Hengan International Group Company, Ltd.	3,705,066
170,000	InBev, NV	16,090,036
1,870	Lindt & Spruengli, AG	6,472,747
70,000	Reckitt Benckiser	4,066,324
550,000	Wal-Mart de Mexico SA de CV	2,228,886

		50,662,300

	Energy (4.5%)
136,000	Acergy, SA	3,941,709
215,000	BG Group, PLC	3,986,275
67,000	Canadian Natural Resources, Ltd.	5,571,926
500,000	Nippon Oil Corp.	4,428,343
88,000	Saipem, SpA	3,905,637
92,000	Stolt Offshore, SA	3,550,285

		25,384,175

	Financials (7.6%)
82,000	Australian Stock Exchange, Ltd.	4,421,662
160,000	Babcock & Brown, Ltd.	4,632,872
1,400,000	Henderson Group, PLC	5,475,775
120,000	Julius Baer Holding, AG	10,422,076
1,675,000	Singapore Exchange, Ltd.	18,353,984

		43,306,369

	Health Care (10.8%)
110,000	Actelion, Ltd.#	5,471,762
100,000	Alcon, Inc.	15,221,000
106,000	Astellas Pharma, Inc.	4,705,489
360,000	CSL, Ltd.	12,238,591
92,000	Novo Nordisk, AS — B Shares	11,465,821
180,000	OLYMPUS Corp.	7,496,042

NUMBER OF
SHARES		VALUE

93,000	Terumo Corp.	$4,551,796

		61,150,501

	Industrials (12.1%)
47,000	Alfa Laval, AB	3,744,643
26,000	Alstom	6,166,336
865,000	Bombardier, Inc.#	5,127,825
387,096	Capita Group, PLC	6,044,903
167,000	CNH Global, NV	10,951,860
227,000	JGC Corp.	4,545,865
110,000	KCI Konecranes Oyj	4,953,699
62,000	Krones AG	5,699,227
104,000	Leighton Holdings, Ltd.	6,088,465
47,500	MAN, AG	8,493,756
108,000	MTU Aero Engines Holdings, AG	6,585,885

		68,402,464

	Information Technology (30.6%)
540,000	Autonomy Corp. PLC#	11,075,164
30,000	Baidu.com, Inc.#	11,474,700
120,000	Canon, Inc.	6,071,928
1,110,000	Hon Hai Precision Industry Company, Ltd.	8,509,917
94,000	HORIBA, Ltd.	4,172,707
135,000	Infosys Technologies, Ltd.	6,876,900
95,000	Mitsumi Electric Company, Ltd.	4,377,454
27,000	NHN Corp.#	8,681,646
44,500	Nintendo Company, Ltd.	28,261,003
410,000	Nokia Corp.	16,283,340
116,000	Satyam Computer Services, Ltd.	3,520,600
135,000	Shanda Interactive Entertainment, Ltd.#	5,314,950
44,000	Software, AG	4,108,710
60,000	Star Micronics Company, Ltd.	1,894,177
660,000	Tandberg, ASA	16,889,511
540,000	Temenos Group, AG#	15,045,105
170,000	Trend Micro, Inc.	7,590,671
660,000	Vtech Holdings	5,635,794
230,000	Yamatake Corp.	7,227,813

		173,012,090

	Materials (1.3%)
195,000	Cia Vale do Rio Doce	7,347,600

	Telecommunication Services (5.0%)
240,000	America Movil, SA de CV	15,693,600
70,000	China Mobile, Ltd.	7,257,600
46,000	Millicom International Cellular, SA#	5,404,080

		28,355,280

	TOTAL COMMON STOCKS
	(Cost $376,733,611)	548,360,719

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 71

International Growth Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.5%)
	Financials (0.5%)
700	S & P500 Index#
	Put, 03/22/08, Strike $1,450.00
	(Cost $3,278,100)	$2,583,000

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (2.0%)
11,341,551	Calamos Government Money
	Market Fund — Class I SharesΩ
	4.711%
	(Cost $11,341,551)	11,341,551

TOTAL INVESTMENTS (99.4%)
(Cost $391,353,262)		562,285,270

OTHER ASSETS, LESS LIABILITIES (0.6%)		3,560,509

NET ASSETS (100.0%)		$565,845,779

FORWARD FOREIGN CURRENCY CONTRACTS
	Settlement	Local	Current	Unrealized
Long Contracts	Date	Currency	Value	Gain (Loss)

Indian Rupee	1/24/08	196,107,000	4,967,286	$56,016
Mexican Peso	1/24/08	86,176,000	8,029,370	119,613

				$175,629

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $11,341,551 and received $209,110 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

#	Non-income producing security.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
72 ANNUAL REPORT Schedule of Investments

International Growth Fund

COUNTRY ALLOCATION	OCTOBER 31, 2007

Country	% of Net Assets
Japan	16.2%
Switzerland	9.7%
Germany	6.9%
Netherlands	6.6%
Australia	5.6%
United Kingdom	5.4%
Finland	4.9%
Cayman Islands	3.6%
Denmark	3.4%
Bermuda	3.4%
Singapore	3.2%
Mexico	3.2%
Norway	3.0%
Belgium	2.8%
France	2.3%
Spain	2.0%
Canada	1.9%
India	1.8%
Sweden	1.7%
Luxembourg	1.7%
South Korea	1.5%
Taiwan	1.5%
Ireland	1.3%
Brazil	1.3%
Hong Kong	1.3%
Italy	0.7%
United States	0.5%
Country allocations may vary over time.
See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 73

Global Equity Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

COMMON STOCKS (97.4%)
	Consumer Discretionary (15.4%)
4,100	Amazon.com, Inc.#	$365,514
7,700	Apollo Group, Inc.#	610,302
3,700	Central European Media Enterprises, Ltd.#	424,575
3,000	Compagnie Generale des Etablissements Michelin	404,034
6,300	Crocs, Inc.#	470,925
43,200	Esprit Holdings, Ltd.	721,497
5,375	GameStop Corp.#	318,308
4,750	Guess?, Inc.	244,103
8,700	Hennes & Mauritz AB	581,329
11,500	Industria de Diseno Textil, SA	859,840
12,800	News Corp., Class B	293,504
13,000	Nike, Inc.	861,380
9,600	Paddy Power, PLC	398,122
5,500	TomTom, NV#	440,166
3,600	Volkswagen, AG	1,029,091
55,000	Yokohama Rubber Company	409,923

		8,432,613

	Consumer Staples (5.8%)
4,200	Carlsberg A/S	568,109
7,000	Coca-Cola Company	432,320
13,300	Heineken, NV	933,623
13,500	InBev, NV	1,277,738

		3,211,790

	Energy (5.4%)
6,600	Cameron International Corp.#	642,576
5,750	Canadian Natural Resources, Ltd.	478,188
7,200	ENSCO International, Inc.	399,528
9,200	Halliburton Company	362,664
7,200	Smith International, Inc.	475,560
5,000	Transocean, Inc.#	596,850

		2,955,366

	Financials (4.7%)
4,500	Aon Corp.	203,940
4,500	Eaton Vance Corp.	225,135
2,600	Franklin Resources, Inc.	337,168
8,000	Julius Baer Holding, AG	694,805
102,000	Singapore Exchange, Ltd.	1,117,676

		2,578,724

	Health Care (14.4%)
7,000	Actelion, Ltd.#	348,203
7,700	Alcon, Inc.	1,172,017
10,200	Astellas Pharma, Inc.	452,792

NUMBER OF
SHARES		VALUE

6,500	Biogen Idec, Inc.#	$483,860
5,700	Celgene Corp.#	376,200
27,500	CSL, Ltd.	934,893
8,400	Gilead Sciences, Inc.#	387,996
2,400	Medco Health Solutions, Inc.#	226,512
1,500	Nobel Biocare Holding, AG	437,901
7,250	Novo Nordisk, AS — B Shares	903,557
12,000	OLYMPUS Corp.	499,736
30,000	Schering-Plough Corp.	915,600
6,600	Thermo Fisher Scientific, Inc.#	388,146
17,000	Warner Chilcott, Ltd.#	315,010
3,600	WellCare Health Plans, Inc.#	87,084

		7,929,507

	Industrials (8.8%)
4,600	Alliant Techsystems, Inc.#	507,794
64,000	Bombardier, Inc.#	379,400
23,225	Capita Group, PLC	362,682
11,500	CNH Global, NV	754,170
8,300	Honeywell International, Inc.	501,403
9,800	KCI Konecranes Oyj	441,330
5,800	Krones AG	533,154
8,000	Leighton Holdings, Ltd.	468,343
3,400	MAN, AG	607,974
4,700	MTU Aero Engines Holdings, AG	286,608

		4,842,858

	Information Technology (36.9%)
13,700	Apple, Inc.#	2,602,315
9,000	Autodesk, Inc.#	440,100
38,000	Autonomy Corp. PLC#	779,363
1,000	Baidu.com, Inc.#	382,490
11,000	Canon, Inc.	556,593
5,000	Cognizant Technology Solutions Corp.#	207,300
9,200	Electronic Arts, Inc.#	562,304
21,500	EMC Corp.#	545,885
6,700	FLIR Systems, Inc.#	464,913
2,700	Google, Inc.#	1,908,900
60,000	Hon Hai Precision Industry Company, Ltd.	459,995
7,400	HORIBA, Ltd.	328,490
7,600	Infosys Technologies, Ltd.	387,144
11,000	Microsoft Corp.	404,910
4,600	Mitsumi Electric Company, Ltd.	211,961
4,600	NCR Corp.#	126,914
4,000	Nintendo Company, Ltd.	2,540,315
33,250	Nokia Corp.	1,320,539
12,800	NVIDIA Corp.#	452,864
8,550	Research In Motion, Ltd.#	1,064,561
See accompanying Notes to Schedule of Investments.
74 ANNUAL REPORT Schedule of Investments

Global Equity Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

12,000	Satyam Computer Services, Ltd.	$364,200
12,900	Shanda Interactive Entertainment, Ltd.#	507,873
5,000	Sigma Designs, Inc.#	293,850
49,000	Tandberg, ASA	1,253,918
45,000	Temenos Group, AG#	1,253,759
4,600	Teradata Corp.#	131,238
48,000	Vtech Holdings	409,876
10,000	Yamatake Corp.	314,253

		20,276,823

	Materials (1.7%)
18,750	Cia Vale do Rio Doce	706,500
3,000	Lubrizol Corp.	203,640

		910,140

	Telecommunication Services (4.3%)
20,000	America Movil, SA de CV	1,307,800
6,500	China Mobile, Ltd.	673,920
3,350	Millicom International Cellular, SA#	393,558

		2,375,278

	TOTAL COMMON STOCKS
	(Cost $41,157,412)	53,513,099

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.5%)
	Financials (0.5%)
70	S & P500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $327,810)	258,300

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (2.6%)
1,470,608	Calamos Government Money Market Fund — Class I Shares 4.711%Ω (Cost $1,470,608)	1,470,608

TOTAL INVESTMENTS (100.5%)
(Cost $42,955,830)		55,242,007

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(299,820)

NET ASSETS (100.0%)		$54,942,187

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

Ω	Investment in Affiliated Fund. During the Period from March 1, 2007 through October 31, 2007, the fund had net purchases of $1,470,608, and received $17,607 in dividend payments from the affiliated fund. As of March 1, 2007, the fund had no holdings of the affiliated fund.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 75

Global Equity Fund

COUNTRY ALLOCATION	OCTOBER 31, 2007

Country	% of Net Assets
United States	34.1%
Japan	9.7%
Switzerland	7.1%
Germany	4.5%
Netherlands	3.9%
Canada	3.5%
Bermuda	3.4%
Finland	3.2%
Cayman Islands	2.7%
Denmark	2.7%
Australia	2.5%
Mexico	2.4%
Belgium	2.3%
Norway	2.3%
United Kingdom	2.1%
Singapore	2.0%
Spain	1.6%
India	1.4%
Brazil	1.3%
Hong Kong	1.2%
Sweden	1.1%
Taiwan	0.8%
France	0.7%
Ireland	0.7%
Luxembourg	0.7%
Country allocations may vary over time.
See accompanying Notes to Financial Statements.
76 ANNUAL REPORT Schedule of Investments

Convertible Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (67.6%)
	Consumer Discretionary (11.5%)
4,750,000	Amazon.com, Inc.
	4.750%, 02/01/09	$5,664,375
5,700,000	Carnival Corp.
	2.000%, 04/15/21	7,125,000
12,650,000	Ford Motor Company^
	4.250%, 12/15/36	15,211,625
9,715,000	General Motors Corp.
	6.250%, 07/15/33	9,987,020
11,500,000	Omnicom Group, Inc.^
	0.000%, 07/31/32	12,031,875
7,500,000	Priceline.com, Inc.*
	0.750%, 09/30/13	17,381,250
12,250,000	Walt Disney Company^
	2.125%, 04/15/23	14,899,063

		82,300,208

	Consumer Staples (4.0%)
4,000,000	Chattem, Inc.*
	1.625%, 05/01/14	4,650,000
13,750,000	Molson Coors Brewing Company^
	2.500%, 07/30/13	17,032,813
4,500,000	Nestle Holdings, Inc.
	0.000%, 06/11/08	6,630,291

		28,313,104

	Energy (5.2%)
11,400,000	Cameron International Corp.^
	2.500%, 06/15/26	17,926,500
9,000,000	Nabors Industries, Inc.^
	0.000%, 06/15/23	9,135,000
5,950,000	Transocean, Inc.
	1.500%, 05/15/21	9,832,375

		36,893,875

	Financials (2.5%)
8,000,000	Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)¥
	0.250%, 02/15/12	8,290,400
8,000,000	Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.)¥
	0.250%, 02/16/12	9,623,200

		17,913,600

	Health Care (16.4%)
13,300,000	Beckman Coulter, Inc.*
	2.500%, 12/15/36	15,178,625
	Charles River Laboratories
4,100,000	2.250%, 06/15/13*	5,412,000
3,700,000	2.250%, 06/15/13^	4,884,000

PRINCIPAL
AMOUNT		VALUE

15,900,000	Gilead Sciences, Inc.*
	0.500%, 05/01/11	$20,749,500
14,900,000	Invitrogen Corp.
	1.500%, 02/15/24	15,626,375
12,850,000	Medtronic, Inc.^
	1.500%, 04/15/11	13,315,812
7,650,000	Sciele Pharma, Inc.
	2.625%, 05/15/27	8,405,437
4,000,000	St. Jude Medical, Inc.*
	1.220%, 12/15/08	4,045,000
	Teva Pharmaceutical Industries, Ltd.
12,500,000	1.750%, 02/01/26^	13,343,750
6,500,000	0.250%, 02/01/24	8,482,500
7,650,000	Watson Pharmaceuticals, Inc.
	1.750%, 03/15/23	7,430,063

		116,873,062

	Industrials (8.9%)
	Alliant Techsystems, Inc.
5,500,000	2.750%, 09/15/11*	7,019,375
1,569,000	2.750%, 09/15/11^	2,002,436
8,650,000	Danaher Corp.
	0.000%, 01/22/21	10,812,500
14,000,000	DRS Technologies, Inc.*
	2.000%, 02/01/26	15,505,000
6,200,000	FTI Consulting, Inc.^
	3.750%, 07/15/12	11,772,250
3,500,000	L-3 Communications Holdings, Inc.^
	3.000%, 08/01/35	4,252,500
2,800,000	Lockheed Martin Corp.‡
	5.308%, 08/15/33	4,313,400
4,860,000	Quanta Services, Inc.*
	3.750%, 04/30/26	7,709,175

		63,386,636

	Information Technology (19.1%)
2,500,000	Anixter International, Inc.*^
	1.000%, 02/15/13	3,146,875
16,500,000	Cadence Design Systems, Inc.*^
	1.375%, 12/15/11	17,923,125
	EMC Corp.
17,650,000	1.750%, 12/01/11^	29,784,375
3,800,000	1.750%, 12/01/11*	6,412,500
7,250,000	Informatica Corp.
	3.000%, 03/15/26	8,002,188
20,500,000	Intel Corp.^
	2.950%, 12/15/35	21,986,250
7,250,000	Juniper Networks, Inc.^
	0.000%, 06/15/08	13,040,937
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 77

Convertible Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Linear Technology Corp.
3,800,000	3.000%, 05/01/27*	$3,643,250
3,500,000	3.000%, 05/01/27^	3,355,625
7,100,000	Tech Data Corp.^
	2.750%, 12/15/26	7,091,125
7,500,000	Tektronix, Inc.*^
	1.625%, 07/15/12	7,921,875
11,800,000	VeriSign, Inc.*
	3.250%, 08/15/37	14,145,250

		136,453,375

	TOTAL CONVERTIBLE BONDS (Cost $410,170,878)	482,133,860

SYNTHETIC CONVERTIBLE SECURITIES (2.4%)
U.S. Government and Agency Securities (2.0%)
14,000,000	United States Treasury Notes^
	3.375%, 02/15/08	13,974,856

NUMBER OF
CONTRACTS		VALUE

Options (0.4%)
	Consumer Discretionary (0.1%)
330	Garmin, Ltd.#
	Call, 01/17/09, Strike $95.00	1,069,200

	Industrials (0.1%)
280	General Dynamics Corp.
	Call, 01/17/09, Strike $75.00	621,600

	Information Technology (0.2%)
100	Apple, Inc.#
	Call, 01/17/09, Strike $140.00	684,750
350	Hewlett-Packard Company#
	Call, 01/17/09, Strike $45.00	425,250

		1,110,000

	Telecommunication Services (0.0%)
165	America Movil, SA de CV#
	Call, 01/17/09, Strike $60.00	228,525

	TOTAL OPTIONS	3,029,325

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $15,876,499)	17,004,181

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (11.1%)
	Consumer Discretionary (1.1%)
7,400	Stanley Works‡
	7.145%	7,844,925

	Financials (4.9%)
186,500	Lazard, Ltd.
	6.625%	7,879,625

NUMBER OF
SHARES		VALUE

710,000	MetLife, Inc.
	6.375%	$23,799,200
70,500	Washington Mutual, Inc.
	5.375%	3,119,625

		34,798,450

	Health Care (1.2%)
33,500	Schering-Plough Corp.
	6.000%	8,919,375

	Industrials (0.3%)
12,200	Northrop Grumman Corp.
	7.000%	1,877,580

	Materials (1.3%)
53,000	Freeport-McMoRan Copper & Gold, Inc.
	6.750%	9,039,680

	Utilities (2.3%)
247,180	Centerpoint Energy, Inc. (Time Warner, Inc.)‡¥
	2.000%	8,722,982
110,500	Entergy Corp.
	7.625%	7,983,625

		16,706,607

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $68,319,067)	79,186,617

COMMON STOCKS (17.6%)
	Consumer Discretionary (3.3%)
27,000	Amazon.com, Inc.#^	2,407,050
120,000	Apollo Group, Inc.#^	9,511,200
182,000	Nike, Inc.	12,059,320

		23,977,570

	Consumer Staples (2.4%)
150,000	Coca-Cola Company	9,264,000
267,500	Kroger Company	7,861,825

		17,125,825

	Financials (2.1%)
175,000	Aon Corp.	7,931,000
55,000	Franklin Resources, Inc.	7,132,400

		15,063,400

	Health Care (5.0%)
136,000	Abbott Laboratories	7,428,320
53,000	Alcon, Inc.^	8,067,130
352,716	Schering-Plough Corp.	10,764,893
155,500	Thermo Fisher Scientific, Inc.#	9,144,955

		35,405,298

See accompanying Notes to Schedule of Investments.
78 ANNUAL REPORT Schedule of Investments

Convertible Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Industrials (1.1%)
128,000	Honeywell International, Inc.	$7,732,480

	Information Technology (3.7%)
173,500	Cisco Systems, Inc.#^	5,735,910
260,000	Nokia Corp.	10,327,200
455,000	Oracle Corp.#	10,087,350

		26,150,460

	TOTAL COMMON STOCKS (Cost $101,534,540)	125,455,033

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.3%)
	Financials (0.3%)
610	S & P500 Index# Put, 03/22/08, Strike $1,450.00 (Cost $2,856,630)	2,250,900

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.4%)
9,825,683	Calamos Government Money Market Fund — Class I Shares Ω 4.711% (Cost $9,825,683)	9,825,683

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (17.8%)
127,056,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $127,056,000)	127,056,000

TOTAL INVESTMENTS (118.2%) (Cost $735,639,297)		842,912,274

PAYABLE UPON RETURN OF SECURITIES LOANED (-17.8%)		(127,056,000)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(2,774,710)

NET ASSETS (100.0%)		$713,081,564

FORWARD FOREIGN CURRENCY CONTRACTS
	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Euros	1/24/08	2,743,000	3,977,264	$(65,033)
Swiss Francs	1/24/08	10,835,000	178,262	(64,510)

				$(129,543)

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $9,825,683, and received $212,910 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the market value of 144A securities that could not be exchanged to the registered form is $37,572,125 or 5.3% of net assets.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
Schedule of Investments ANNUAL REPORT 79

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (39.2%)
	Consumer Discretionary (4.3%)
8,000,000	ArvinMeritor, Inc.*‡<>
	4.625%, 03/01/26	$7,870,000
5,000,000	Asbury Automotive Group, Inc.*<>
	3.000%, 09/15/12	4,231,250
10,000,000	Charming Shoppes, Inc.*
	1.125%, 05/01/14	7,862,500
2,000,000	Eddie Bauer Holdings, Inc.*
	5.250%, 04/01/14	1,842,500
24,000,000	Ford Motor Company
	4.250%, 12/15/36	28,860,000
9,400,000	Interpublic Group of Companies, Inc.
	4.250%, 03/15/23	10,434,000
5,000,000	Morgans Hotel Group Company*
	2.375%, 10/15/14	5,243,750

		66,344,000

	Consumer Staples (2.5%)
13,000,000	Archer-Daniels-Midland Company*<>
	0.875%, 02/15/14	13,243,750
	Chattem, Inc.
9,000,000	2.000%, 11/15/13*	12,588,750
2,500,000	1.625%, 05/01/14	2,906,250
2,000,000	1.625%, 05/01/14*	2,325,000
	Spartan Stores, Inc.
5,000,000	3.375%, 05/15/27*	4,625,000
3,000,000	3.375%, 05/15/27	2,775,000

		38,463,750

	Energy (0.9%)
	Superior Energy Services, Inc.‡
7,000,000	1.500%, 12/15/26	7,376,250
3,000,000	1.500%, 12/15/26*	3,161,250
2,500,000	Trico Marine Services, Inc.*
	3.000%, 01/15/27	2,521,875

		13,059,375

	Financials (0.2%)
3,500,000	American Equity Investment Life Holding Company~
	5.250%, 12/06/24	3,535,000

	Health Care (9.7%)
13,200,000	Alpharma, Inc.<>
	2.125%, 03/15/27	11,797,500
5,000,000	Aspect Medical Systems, Inc.*
	2.500%, 06/15/14	4,500,000
	Chemed Corp.
5,000,000	1.875%, 05/15/14	4,718,750
4,000,000	1.875%, 05/15/14*	3,775,000
4,000,000	Conceptus, Inc.
	2.250%, 02/15/27	4,095,000

PRINCIPAL
AMOUNT		VALUE

7,600,000	Conmed Corp.~
	2.500%, 11/15/24	$7,448,000
8,700,000	Edwards Lifesciences Corp.<>
	3.875%, 05/15/33	8,993,625
13,500,000	Emdeon Corp.
	3.125%, 09/01/25	14,478,750
	Five Star Quality Care, Inc.
4,000,000	3.750%, 10/15/26*	3,765,000
2,000,000	3.750%, 10/15/26	1,882,500
7,000,000	Henry Schein, Inc.
	3.000%, 08/15/34	9,800,000
5,000,000	Illumina, Inc.*
	0.625%, 02/15/14	7,043,750
7,000,000	Integra LifeSciences Holdings Corp.*
	2.375%, 06/01/12	6,755,000
5,000,000	ISIS Pharmaceuticals, Inc.*
	2.625%, 02/15/27	7,012,500
8,000,000	Kyphon Inc.*
	1.000%, 02/01/12	10,440,000
10,400,000	Millennium Pharmaceuticals, Inc.
	2.250%, 11/15/11	10,504,000
3,000,000	SonoSite, Inc.
	3.750%, 07/15/14	3,487,500
16,000,000	St. Jude Medical, Inc.*
	1.220%, 12/15/08	16,180,000
10,000,000	Thoratec Corp.‡
	1.380%, 05/16/34	6,950,000
9,400,000	ViroPharma, Inc.
	2.000%, 03/15/17	7,238,000

		150,864,875

	Industrials (7.4%)
9,920,000	Alliant Techsystems, Inc.<>
	2.750%, 02/15/24	14,384,000
6,750,000	Ceradyne, Inc.
	2.875%, 12/15/35	8,960,625
10,000,000	Covanta Holding Corp.<>
	1.000%, 02/01/27	11,075,000
15,000,000	DRS Technologies, Inc.*
	2.000%, 02/01/26	16,612,500
15,000,000	General Cable Corp.*
	1.000%, 10/15/12	16,406,250
12,500,000	Orbital Sciences Corp.*
	2.438%, 01/15/27	15,640,625
	School Specialty, Inc.
10,000,000	3.750%, 11/30/26*	9,587,500
3,500,000	3.750%, 11/30/26	3,355,625
10,000,000	Suntech Power Holdings Company, Ltd.*
	0.250%, 02/15/12	13,612,500
5,000,000	Trinity Industries, Inc.
	3.875%, 06/01/36	5,131,250

		114,765,875

See accompanying Notes to Schedule of Investments.
80 ANNUAL REPORT Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Information Technology (13.3%)
12,500,000	ARRIS Group, Inc.~
	2.000%, 11/15/26	$12,554,375
7,000,000	Borland Software Corp.*<>
	2.750%, 02/15/12	6,388,550
8,000,000	Ciena Corp.~
	0.875%, 06/15/17	10,940,000
12,500,000	Cypress Semiconductor Corp.*
	1.000%, 09/15/09	19,937,500
15,000,000	EMC Corp.*
	1.750%, 12/01/11	25,312,500
7,400,000	Epicor Software Corp.
	2.375%, 05/15/27	6,780,250
3,900,000	Equinix, Inc.
	2.500%, 04/15/12	4,743,375
	Informatica Corp.
8,400,000	3.000%, 03/15/26*<>	9,271,500
4,700,000	3.000%, 03/15/26	5,187,625
3,000,000	Kemet Corp.*<>
	2.250%, 11/15/26	2,928,750
5,000,000	Lawson Software Americas, Inc.*
	2.500%, 04/15/12	5,831,250
6,000,000	Macrovision Corp.*
	2.625%, 08/15/11	6,600,000
	Mentor Graphics Corp.
4,800,000	7.010%, 08/06/23‡	4,933,920
4,600,000	6.250%, 03/01/26	5,491,250
12,000,000	Micron Technology, Inc.
	1.875%, 06/01/14	11,700,000
5,000,000	Newport Corp.*
	2.500%, 02/15/12	4,537,500
11,500,000	ON Semiconductor Corp.*
	2.625%, 12/15/26	13,900,625
10,000,000	RF Micro Devices, Inc.*
	0.750%, 04/15/12	9,862,500
8,000,000	SPSS, Inc.*
	2.500%, 03/15/12	8,720,000
12,500,000	Sybase, Inc.
	1.750%, 02/22/25	15,468,750
4,300,000	Tech Data Corp.
	2.750%, 12/15/26	4,294,625
10,000,000	Tektronix, Inc.*
	1.625%, 07/15/12	10,562,500

		205,947,345

	Telecommunication Services (0.9%)
12,000,000	SBA Communications Corp.*
	0.375%, 12/01/10	13,935,000

	TOTAL CONVERTIBLE BONDS (Cost $554,895,808)	606,915,220

PRINCIPAL
AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (8.7%)
Corporate Bonds (2.0%)
	Consumer Discretionary (0.1%)
2,000,000	Warner Music Group<>
	7.375%, 04/15/14	$1,785,000

	Financials (0.5%)
8,000,000	American Express Company<>
	3.750%, 11/20/07	7,997,768

	Health Care (0.8%)
4,600,000	Omnicare, Inc.
	6.125%, 06/01/13	4,347,000
7,000,000	Valeant Pharmaceuticals International<>
	7.000%, 12/15/11	6,921,250

		11,268,250

	Industrials (0.5%)
8,000,000	General Electric Company
	4.125%, 03/04/08	7,979,416

	Materials (0.1%)
2,000,000	Westlake Chemical Corp.<>
	6.625%, 01/15/16	1,925,000

	TOTAL CORPORATE BONDS	30,955,434

U.S. Government and Agency Securities (4.3%)
13,250,000	Federal Home Loan Mortgage Corp.~
	3.625%, 02/15/08	13,210,515
13,250,000	Federal National Mortgage Association~
	4.625%, 01/15/08	13,248,026
	United States Treasury Notes
20,000,000	4.875%, 05/31/08<>	20,084,380
20,000,000	4.125%, 08/15/08~	19,998,440

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	66,541,361

NUMBER OF
CONTRACTS		VALUE

Options (2.4%)
	Consumer Discretionary (0.2%)
1,650	Best Buy Company, Inc.#
	Call, 01/17/09, Strike $45.00	1,592,250
2,400	Pep Boys — Manny, Moe & Jack#
	Call, 01/19/08, Strike $20.00	24,000
	Sony Corp.#
1,060	Call, 01/17/09, Strike $60.00	392,200
1,060	Call, 01/17/09, Strike $50.00	805,600

		2,814,050

	Consumer Staples (0.2%)
4,100	CVS Corp.#
	Call, 01/17/09, Strike $40.00	2,931,500

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 81

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

	Energy (0.2%)
	Baker Hughes, Inc.#
585	Call, 01/17/09, Strike $100.00	$514,800
500	Call, 01/17/09, Strike $80.00	890,000
530	Diamond Offshore Drilling, Inc.#
	Call, 01/17/09, Strike $120.00	826,800
800	XTO Energy, Inc.#
	Call, 01/17/09, Strike $60.00	1,092,000

		3,323,600

	Health Care (0.2%)
750	Applied Biosystems#
	Call, 01/17/09, Strike $35.00	510,000
1,400	DaVita, Inc.#
	Call, 01/17/09, Strike $55.00	2,219,000

		2,729,000

	Industrials (0.1%)
2,400	Clean Harbors, Inc.#
	Put, 01/19/08, Strike $45.00	354,000
500	SPX Corp.#
	Call, 01/17/09, Strike $80.00	1,477,500

		1,831,500

	Information Technology (1.4%)
2,800	Adaptec, Inc.#
	Call, 01/19/08, Strike $7.50	28,000
470	Apple, Inc.#
	Call, 01/17/09, Strike $170.00	2,386,425
1,020	Citrix Systems, Inc.#
	Call, 01/17/09, Strike $40.00	958,800
1,350	Corning, Inc.#
	Call, 01/17/09, Strike $25.00	587,250
1,230	eBay, Inc.#
	Call, 01/17/09, Strike $37.50	713,400
970	Harris Corp.#
	Call, 01/17/09, Strike $60.00	945,750
900	j2 Global Communications, Inc.#
	Call, 01/19/08, Strike $35.00	211,500
2,600	Juniper Networks, Inc.#
	Call, 01/17/09, Strike $35.00	2,041,000
700	MasterCard, Inc.#
	Call, 01/17/09, Strike $160.00	3,808,000
1,700	MEMC Electronic Materials, Inc.#
	Call, 01/17/09, Strike $65.00	3,638,000
	NETGEAR, Inc.#
1,100	Call, 03/22/08, Strike $35.00	517,000
660	Call, 03/22/08, Strike $30.00	514,800
	Sandisk Corp.#
1,060	Call, 01/17/09, Strike $50.00	874,500
1,030	Call, 01/17/09, Strike $35.00	1,581,050
830	Sina Corp.#
	Call, 01/17/09, Strike $55.00	1,170,300

NUMBER OF
CONTRACTS		VALUE

1,600	Yahoo!, Inc.# Call, 01/17/09, Strike $27.50	$1,236,000

		21,211,775

	Telecommunication Services (0.1%)
	America Movil, SA de CV#
750	Call, 01/17/09, Strike $60.00	1,038,750
700	Call, 01/17/09, Strike $65.00	801,500

		1,840,250

	TOTAL OPTIONS	36,681,675

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $139,208,611)	134,178,470

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (4.0%)
	Energy (1.2%)
	Chesapeake Energy Corp.<>
122,500	5.000%	14,853,125
29,000	5.000%*	3,516,250

		18,369,375

	Financials (0.3%)
186,000	BankUnited Financial Corp.<>
	6.750%	4,632,330

	Materials (1.7%)
155,000	Freeport-McMoRan Copper & Gold, Inc.<>
	6.750%	26,436,800

	Telecommunication Services (0.8%)
212,000	Crown Castle International Corp.<>
	6.250%	12,746,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $52,332,616)	62,185,005

COMMON STOCKS (43.9%)
	Consumer Discretionary (2.9%)
75,000	Carnival Corp.~	3,598,500
148,500	Comcast Corp.#~	3,125,925
132,500	McDonald’s Corp.~	7,910,250
262,500	News Corp., Class B~	6,019,125
96,200	Nike, Inc.~	6,374,212
61,800	Nordstrom, Inc.~	2,437,392
46,300	Target Corp.~	2,840,968
183,500	Time Warner, Inc.~	3,350,710
279,300	Walt Disney Company~	9,672,159

		45,329,241

See accompanying Notes to Schedule of Investments.
82 ANNUAL REPORT Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Consumer Staples (5.4%)
197,500	Altria Group, Inc.~	$14,403,675
68,000	Anheuser-Busch Companies, Inc.~	3,487,040
290,000	Coca-Cola Company~	17,910,400
47,300	Colgate-Palmolive Company~	3,607,571
115,000	Kroger Company~	3,379,850
141,800	PepsiCo, Inc.~	10,453,496
232,800	Procter & Gamble Company~	16,184,256
60,000	Reynolds American, Inc.~	3,865,800
149,500	Wal-Mart Stores, Inc.~	6,758,895
80,000	Walgreen Company~	3,172,000

		83,222,983

	Energy (4.9%)
148,500	Chevron Corp.~	13,589,235
118,886	ConocoPhillips~	10,100,555
48,200	Devon Energy Corp.~	4,501,880
268,050	Exxon Mobil Corp.~	24,657,919
87,000	Halliburton Company~	3,429,540
60,000	Marathon Oil Corp.~	3,547,800
94,200	Schlumberger, Ltd.~	9,096,894
30,000	Transocean, Inc.#~	3,581,100
54,200	Valero Energy Corp.~	3,817,306

		76,322,229

	Financials (7.8%)
110,000	American Express Company~	6,704,500
145,100	American International Group, Inc.~	9,158,712
225,900	Bank of America Corp.~	10,906,452
80,188	Bank of New York Mellon Corp.~	3,917,184
65,000	Chubb Corp.~	3,467,750
391,300	Citigroup, Inc.~	16,395,470
55,000	Federal Home Loan Mortgage Corp.	2,872,650
30,600	Franklin Resources, Inc.~	3,968,208
33,100	Goldman Sachs Group, Inc.~	8,206,152
35,500	Hartford Financial Services Group, Inc.~	3,444,565
267,700	JPMorgan Chase & Company~	12,581,900
41,000	Merrill Lynch & Company, Inc. ~	2,706,820
81,800	MetLife, Inc.~	5,631,930
46,000	Morgan Stanley~	3,093,960
51,900	PNC Financial Services Group, Inc.~	3,745,104
75,000	Prudential Financial, Inc.~	7,254,000
72,600	St. Paul Travelers Companies, Inc.~	3,790,446
63,400	T Rowe Price Group, Inc.~	4,072,816
90,000	U.S. Bancorp~	2,984,400
128,700	Wachovia Corp.~	5,885,451

		120,788,470

NUMBER OF
SHARES		VALUE

	Health Care (5.5%)
187,800	Abbott Laboratories~	$10,257,636
64,700	Amgen, Inc.#~	3,759,717
130,200	Bristol-Myers Squibb Company~	3,904,698
105,000	Eli Lilly and Company~	5,685,750
100,000	Gilead Sciences, Inc.#~	4,619,000
144,500	Johnson & Johnson~	9,417,065
130,000	Medtronic, Inc.~	6,167,200
194,200	Merck & Company, Inc.~	11,314,092
633,600	Pfizer, Inc.~	15,592,896
135,000	Schering-Plough Corp.~	4,120,200
65,000	UnitedHealth Group, Inc.~	3,194,750
159,950	Wyeth~	7,778,368

		85,811,372

	Industrials (5.4%)
75,000	3M Company~	6,477,000
35,600	Boeing Company~	3,509,804
38,800	Burlington Northern Santa Fe Corp.~	3,381,420
85,000	Clean Harbors, Inc.#	4,184,550
45,100	Danaher Corp.~	3,863,717
70,400	Emerson Electric Company~	3,679,808
41,000	General Dynamics Corp.~	3,729,360
555,000	General Electric Company~	22,843,800
119,000	Honeywell International, Inc.~	7,188,790
33,400	Lockheed Martin Corp.	3,675,336
55,800	Raytheon Company~	3,549,438
26,750	Tyco International, Ltd. ~	1,101,298
31,100	Union Pacific Corp.~	3,982,044
85,000	United Parcel Service, Inc.~	6,383,500
70,000	United Technologies Corp.~	5,361,300

		82,911,165

	Information Technology (8.7%)
92,000	Accenture, Ltd.~	3,592,600
86,000	Automatic Data Processing, Inc.~	4,262,160
570,000	Cisco Systems, Inc.#~	18,844,200
255,000	Dell, Inc.#~	7,803,000
16,500	Google, Inc.#~	11,665,500
198,400	Hewlett-Packard Company~	10,253,312
495,500	Intel Corp.~	13,328,950
129,700	International Business Machines Corp.~	15,060,764
648,400	Microsoft Corp.~	23,867,604
176,000	Motorola, Inc.~	3,307,040
427,000	Oracle Corp.#	9,466,590
167,100	QUALCOMM, Inc.~	7,140,183
189,300	Texas Instruments, Inc.~	6,171,180

		134,763,083

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 83

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Materials (0.2%)
66,300	Newmont Mining Corp.~	$3,372,018

	Telecommunication Services (1.8%)
405,100	AT&T, Inc.~	16,929,129
200,000	Sprint Nextel Corp.~	3,420,000
150,000	Verizon Communications, Inc.~	6,910,500

		27,259,629

	Utilities (1.3%)
189,600	Duke Energy Corp.~	3,634,632
30,000	Entergy Corp.~	3,596,100
67,000	Exelon Corp.~	5,546,260
57,000	FPL Goup, Inc~	3,899,940
70,000	Progress Energy, Inc.~	3,360,000

		20,036,932

	TOTAL COMMON STOCKS (Cost $647,882,245)	679,817,122

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.1%)
	Financials (0.1%)
	S & P500 Index#
520	Put, 12/22/07, Strike $1,400.00	410,800
260	Put, 11/17/07, Strike $1,360.00	9,750
250	Put, 11/17/07, Strike $1,390.00	17,500
250	Put, 03/22/08, Strike $1,455.00	950,000
245	Put, 12/22/07, Strike $1,390.00	175,175
150	Put, 12/22/07, Strike $1,425.00	155,250
130	Put, 01/19/08, Strike $1,455.00	291,850
100	Put, 12/22/07, Strike $1,410.00	88,000
40	Put, 11/17/07, Strike $1,350.00	1,100

	TOTAL OPTIONS (Cost $6,110,310)	2,099,425

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (5.6%)
86,557,395	Calamos Government Money Market Fund — Class I Shares Ω 4.711% (Cost $86,557,395)	86,557,395

TOTAL INVESTMENTS (101.5%) (Cost $1,486,986,985)		1,571,752,637

LIABILITIES, LESS OTHER ASSETS (-1.5%)		(23,355,075)

NET ASSETS (100.0%)		1,548,397,562

NUMBER OF
SHARES		VALUE

COMMON STOCKS SOLD SHORT (-28.3%)
	Consumer Discretionary (-2.4%)
(200,000)	ArvinMeritor, Inc.	$(2,966,000)
(56,000)	Asbury Automotive Group, Inc.	(1,026,480)
(72,500)	Best Buy Company, Inc.	(3,517,700)
(275,100)	Charming Shoppes, Inc.	(2,041,242)
(95,698)	Eddie Bauer Holdings, Inc.	(719,649)
(1,992,500)	Ford Motor Company	(17,673,475)
(346,000)	Interpublic Group of Companies, Inc.	(3,581,100)
(120,800)	Morgans Hotel Group Company	(2,749,408)
(25,815)	Pep Boys — Manny, Moe & Jack	(379,739)
(38,000)	Sony Corp.	(1,879,480)

		(36,534,273)

	Consumer Staples (-2.0%)
(177,900)	Archer-Daniels-Midland Company	(6,365,262)
(154,300)	Chattem, Inc.	(11,464,490)
(246,100)	CVS Corp.	(10,279,597)
(134,400)	Spartan Stores, Inc.	(2,987,712)

		(31,097,061)

	Energy (-1.6%)
(43,000)	Baker Hughes, Inc.	(3,728,960)
(279,500)	Chesapeake Energy Corp.	(11,034,660)
(21,000)	Diamond Offshore Drilling, Inc.	(2,377,830)
(110,000)	Superior Energy Services, Inc.	(4,078,800)
(34,500)	Trico Marine Services, Inc.	(1,119,525)
(48,000)	XTO Energy, Inc.	(3,186,240)

		(25,526,015)

	Financials (-0.2%)
(132,000)	American Equity Investment Life Holding Company	(1,289,640)
(275,000)	BankUnited Financial Corp.	(2,373,250)

		(3,662,890)

	Health Care (-4.9%)
(202,500)	Alpharma, Inc.	(4,175,550)
(26,250)	Applied Biosystems	(974,925)
(155,000)	Aspect Medical Systems, Inc.	(2,121,950)
(56,700)	Chemed Corp.	(3,250,044)
(86,800)	Conceptus, Inc.	(1,903,524)
(83,000)	Conmed Corp.	(2,360,520)
(114,800)	Davita, Inc.	(7,483,812)
(63,400)	Edwards Lifesciences Corp.	(3,183,948)
(546,000)	Emdeon Corp.	(7,704,060)
(231,000)	Five Star Quality Care, Inc.	(2,113,650)
(107,250)	Henry Schein, Inc.	(6,424,275)
(103,200)	Illumina, Inc.	(5,794,680)
See accompanying Notes to Schedule of Investments.
84 ANNUAL REPORT Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

(54,500)	Integra LifeSciences Holdings Corp.	$(2,641,615)
(222,000)	ISIS Pharmaceuticals, Inc.	(3,911,640)
(82,500)	Kyphon. Inc.	(5,847,600)
(361,700)	Millennium Pharmaceuticals, Inc.	(4,275,294)
(54,650)	SonoSite, Inc.	(1,923,134)
(76,000)	St. Jude Medical, Inc.	(3,095,480)
(198,664)	Thoratec Corp.	(3,967,320)
(269,600)	ViroPharma, Inc.	(2,321,256)

		(75,474,277)

	Industrials (-4.3%)
(82,600)	Alliant Techsystems, Inc.	(9,118,213)
(92,350)	Ceradyne, Inc.	(6,317,664)
(195,000)	Covanta Holding Corp.	(5,286,450)
(162,800)	DRS Technologies, Inc.	(9,351,232)
(116,500)	General Cable Corp.	(8,386,835)
(332,300)	Orbital Sciences Corp.	(8,483,619)
(138,205)	School Specialty, Inc.	(4,664,419)
(35,000)	SPX Corp.	(3,545,500)
(154,000)	Suntech Power Holdings Company, Ltd.	(9,069,060)
(67,100)	Trinity Industries, Inc.	(2,424,994)

		(66,647,986)

	Information Technology (-9.9%)
(28,200)	Apple, Inc.	(5,356,590)
(428,000)	ARRIS Group, Inc.	(4,922,000)
(738,700)	Borland Software Corp.	(3,235,506)
(178,000)	Ciena Corp.	(8,519,080)
(46,000)	Citrix Systems, Inc.	(1,977,540)
(48,500)	Corning, Inc.	(1,177,095)
(394,600)	Cypress Semiconductor Corp.	(14,422,630)
(49,200)	eBay, Inc.	(1,776,120)
(795,000)	EMC Corp.	(20,185,050)
(208,000)	Epicor Software Corp.	(2,429,440)
(22,750)	Equinix, Inc.	(2,654,015)
(34,000)	Harris Corp.	(2,059,040)
(426,400)	Informatica Corp.	(7,282,912)
(27,580)	j2 Global Communications, Inc.	(929,170)
(104,000)	Juniper Networks, Inc	(3,744,000)
(187,000)	Kemet Corp.	(1,322,090)
(279,495)	Lawson Software Americas, Inc.	(3,155,499)
(142,000)	Macrovision Corp.	(3,408,000)
(43,400)	MasterCard, Inc.	(8,226,470)
(93,500)	MEMC Electronic Materials, Inc.	(6,846,070)
(151,000)	Mentor Graphics Corp.	(2,419,020)
(458,400)	Micron Technology, Inc.	(4,817,784)
(44,000)	NETGEAR, Inc.	(1,554,960)
(101,500)	Newport Corp.	(1,387,505)

NUMBER OF
SHARES		VALUE

(920,000)	ON Semiconductor Corp.	$(9,384,000)
(622,000)	RF Micro Devices, Inc.	(3,868,840)
(83,500)	Sandisk Corp.	(3,707,400)
(33,200)	Sina Corp.	(1,903,356)
(91,300)	SPSS, Inc.	(3,469,400)
(324,100)	Sybase, Inc.	(9,269,260)
(38,700)	Tech Data Corp.	(1,522,071)
(100,100)	Tektronix, Inc.	(3,788,785)
(96,200)	Yahoo!, Inc.	(2,991,820)

		(153,712,518)

	Materials (-1.6%)
(210,200)	Freeport-McMoRan Copper & Gold, Inc.	(24,736,335)

	Telecommunication Services (-1.4%)
(72,500)	America Movil, SA de CV	(4,740,775)
(173,800)	Crown Castle International Corp.	(7,137,966)
(270,433)	SBA Communications Corp.	(9,627,415)

		(21,506,156)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $384,120,478)	(438,897,511)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-1.3%)
	Financials (-1.3%)
	S & P500 Index#
710	Call, 12/22/07, Strike $1,575.00	(1,941,850)
650	Call, 12/22/07, Strike $1,550.00	(2,694,250)
605	Call, 03/22/08, Strike $1,600.00	(3,106,675)
435	Call, 03/22/08, Strike $1,500.00	(4,891,575)
360	Call, 03/22/08, Strike $1,575.00	(2,325,600)
300	Call, 01/19/08, Strike $1,550.00	(1,651,500)
260	Call, 03/22/08, Strike $1,525.00	(2,479,100)
130	Call, 03/22/08, Strike $1,550.00	(1,031,550)
130	Call, 12/22/07, Strike $1,580.00	(323,700)

		(20,445,800)

	Health Care (0.0%)
350	ISIS Pharmaceuticals, Inc.#
	Call, 01/19/08, Strike $12.50	(190,750)

	Information Technology (0.0%)
330	NETGEAR, Inc.#
	Call, 12/22/07, Strike $35.00	(81,675)

	TOTAL WRITTEN OPTIONS (Premium $20,297,689)	(20,718,225)

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 85

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007
NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the market value of 144A securities that could not be exchanged to the registered form is $72,408,550 or 4.7% of net assets.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total market value of $619,369,370.

<>	Security, or portion of security, is held in a segregated account as collateral for securities sold short aggregating a total market value of $172,584,005.

Ω	Investment in an affiliated fund. During the period from November 1, 2006, through October 31, 2007, the fund had net purchases of $86,557,395 and received $1,396,414 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
86 ANNUAL REPORT Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (50.6%)
	Consumer Discretionary (18.0%)
2,484,000	Asbury Automotive Group, Inc.
	7.625%, 03/15/17	$2,334,960
	Cooper Tire & Rubbery Company
1,807,000	7.625%, 03/15/27	1,671,475
289,000	8.000%, 12/15/19^	280,330
	D.R. Horton, Inc.
1,581,000	9.750%, 09/15/10^	1,552,414
361,000	8.000%, 02/01/09	356,236
1,165,000	DIRECTV Financing Company, Inc.
	8.375%, 03/15/13	1,223,250
903,000	EchoStar Communications Corp.
	7.125%, 02/01/16	948,150
2,845,000	Expedia, Inc.
	7.456%, 08/15/18	2,940,857
	Ford Motor Company
2,484,000	7.875%, 06/15/10	2,396,037
926,000	8.625%, 11/01/10	900,884
2,168,000	GameStop Corp.
	8.000%, 10/01/12	2,273,690
	General Motors Corp.^
2,258,000	7.200%, 01/15/11	2,167,680
181,000	7.125%, 07/15/13	168,330
	Goodyear Tire & Rubber Company
1,626,000	7.857%, 08/15/11	1,691,040
1,626,000	7.000%, 03/15/28	1,430,880
2,484,000	Hanesbrands, Inc.^‡
	8.784%, 12/15/14	2,508,840
2,913,000	Idearc, Inc.
	8.000%, 11/15/16	2,934,847
1,807,000	Interpublic Group of Companies, Inc.
	6.250%, 11/15/14	1,653,405
768,000	Jarden Corp.
	7.500%, 05/01/17	733,440
1,807,000	Liberty Media Corp.^
	8.250%, 02/01/30	1,785,352
2,710,000	Mandalay Resort Group
	7.625%, 07/15/13	2,703,225
2,619,000	Oxford Industries, Inc.
	8.875%, 06/01/11	2,632,095
271,000	Phillips-Van Heusen Corp.
	8.125%, 05/01/13	279,130
1,626,000	Pinnacle Entertainment, Inc.
	8.750%, 10/01/13	1,699,170
1,084,000	Pulte Homes, Inc.
	8.125%, 03/01/11	1,051,117
2,484,000	Royal Caribbean Cruises, Ltd.
	7.500%, 10/15/27	2,359,815
2,484,000	Service Corp. International
	7.500%, 04/01/27	2,334,960
2,032,000	Warnaco Group, Inc.
	8.875%, 06/15/13	2,148,840

PRINCIPAL
AMOUNT		VALUE

903,000	Warner Music Group
	8.125%, 04/15/14	$1,718,011

		48,878,460

	Consumer Staples (6.7%)
1,391,000	Alliance One International, Inc.
	8.500%, 05/15/12	1,391,000
1,197,000	Chattem, Inc.
	7.000%, 03/01/14	1,191,015
1,355,000	Chiquita Brands International, Inc.^
	8.875%, 12/01/15	1,239,825
2,484,000	Constellation Brands, Inc.
	7.250%, 09/01/16	2,515,050
	Dole Food Company, Inc.
1,084,000	7.250%, 06/15/10	1,035,220
541,000	8.875%, 03/15/11^	534,914
1,084,000	NBTY, Inc.
	7.125%, 10/01/15	1,078,580
2,710,000	Pilgrim’s Pride Corp.
	7.625%, 05/01/15	2,737,100
2,484,000	Reynolds American, Inc.^
	7.300%, 07/15/15	2,635,045
2,710,000	Smithfield Foods, Inc.
	7.750%, 05/15/13	2,791,300
1,129,000	SUPERVALU, Inc.
	7.500%, 11/15/14	1,165,692

		18,314,741

	Energy (5.7%)
1,807,000	Arch Western Financial, LLC
	6.750%, 07/01/13	1,770,860
2,168,000	Complete Production Services, Inc.
	8.000%, 12/15/16	2,113,800
1,355,000	Comstock Resources, Inc.
	6.875%, 03/01/12	1,307,575
903,000	GulfMark Offshore, Inc.
	7.750%, 07/15/14	912,030
3,071,000	Petrohawk Energy Corp.
	7.125%, 04/01/12	3,009,580
2,439,000	Petróleo Brasileiro, SA
	8.375%, 12/10/18	2,878,020
1,310,000	Superior Energy Services, Inc.
	6.875%, 06/01/14	1,277,250
2,145,000	Williams Companies, Inc.^
	7.750%, 06/15/31	2,305,875

		15,574,990

	Financials (2.8%)
	E*TRADE Financial Corp.^
1,888,000	7.375%, 09/15/13	1,736,960
1,174,000	7.875%, 12/01/15	1,080,080
903,000	Host Hotels & Resorts, Inc.
	7.125%, 11/01/13	921,060
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 87

High Yield Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Leucadia National Corp.
2,687,000	7.000%, 08/15/13	$2,633,260
966,000	8.125%, 09/15/15	979,282
316,000	Omega Healthcare Investors, Inc.
	7.000%, 04/01/14	319,950

		7,670,592

	Health Care (2.3%)
2,258,000	Bio-Rad Laboratories, Inc.
	7.500%, 08/15/13	2,314,450
1,355,000	Community Health Systems, Inc.*
	8.875%, 07/15/15	1,378,712
135,000	DaVita, Inc.
	7.250%, 03/15/15	137,194
	Psychiatric Solutions, Inc.
2,068,000	7.750%, 07/15/15	2,114,530
416,000	7.750%, 07/15/15	425,360

		6,370,246

	Industrials (4.0%)
903,000	American Airlines, Inc.
	7.250%, 02/05/09	908,644
903,000	Gardner Denver, Inc.
	8.000%, 05/01/13	925,575
1,739,000	General Cable Corp.^
	7.125%, 04/01/17	1,747,695
1,355,000	IKON Office Solutions, Inc.^
	7.750%, 09/15/15	1,385,487
903,000	Interline Brands, Inc.
	8.125%, 06/15/14	905,258
1,563,000	Terex Corp.
	7.375%, 01/15/14	1,578,630
3,636,000	Wesco Distribution, Inc.
	7.500%, 10/15/17	3,417,840

		10,869,129

	Information Technology (4.6%)
1,807,000	Amkor Tech, Inc.
	7.750%, 05/15/13	1,755,049
2,710,000	Anixter International, Inc.
	5.950%, 03/01/15	2,493,200
90,000	Avago Technologies^
	11.875%, 12/01/15	101,250
2,778,000	Freescale Semiconductor, Inc.^
	8.875%, 12/15/14	2,642,572
3,627,000	SunGard Data Systems, Inc.
	9.125%, 08/15/13	3,717,675
1,807,000	Xerox Corp.
	8.000%, 02/01/27	1,813,776

		12,523,522

PRINCIPAL
AMOUNT		VALUE

	Materials (3.7%)
2,258,000	Boise Cascade Company
	7.125%, 10/15/14	$2,235,420
533,000	Century Aluminum Company
	7.500%, 08/15/14	536,998
90,000	Gibraltar Industries, Inc.
	8.000%, 12/01/15	85,050
	Ineos Group Holdings, PLC
1,626,000	7.875%, 02/15/16	2,178,690
452,000	8.500%, 02/15/16*^	431,660
	Mosaic Company*
1,355,000	7.625%, 12/01/16	1,466,787
858,000	7.375%, 12/01/14	911,625
1,355,000	Terra Industries, Inc.
	7.000%, 02/01/17	1,361,775
	Union Carbide Corp.
583,000	7.875%, 04/01/23	605,795
316,000	7.500%, 06/01/25	314,610

		10,128,410

	Telecommunication Services (2.8%)
90,000	Citizens Communications Company
	9.000%, 08/15/31	93,038
2,362,000	Leap Wireless International, Inc.
	9.375%, 11/01/14	2,356,095
2,710,000	Qwest Communications International, Inc.
	7.750%, 02/15/31	2,493,200
2,651,000	Syniverse Technologies, Inc.
	7.750%, 08/15/13	2,624,490

		7,566,823

	TOTAL CORPORATE BONDS
	(Cost $138,113,917)	137,896,913

CONVERTIBLE BONDS (28.2%)
	Consumer Discretionary (2.7%)
2,900,000	Amazon.com, Inc.
	4.750%, 02/01/09	3,458,250
1,500,000	Ford Motor Company
	4.250%, 12/15/36	1,803,750
1,950,000	General Motors Corp.
	6.250%, 07/15/33	2,004,600

		7,266,600

	Financials (1.0%)
2,750,000	Prudential Financial, Inc.^‡
	3.304%, 12/12/36	2,826,588

	Health Care (3.3%)
4,600,000	Invitrogen Corp.
	3.250%, 06/15/25	5,221,000
2,250,000	Millipore Corp.
	3.750%, 06/01/26	2,480,625
See accompanying Notes to Schedule of Investments.
88 ANNUAL REPORT Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

430,000	Molina Healthcare, Inc.^
	3.750%, 10/01/14	$464,937
800,000	OSI Pharmaceuticals, Inc.
	3.250%, 09/08/23	824,000

		8,990,562

	Industrials (6.7%)
1,750,000	EDO Corp.
	4.000%, 11/15/25	3,023,125
3,300,000	FTI Consulting, Inc.
	3.750%, 07/15/12	6,265,875
3,750,000	L-3 Communications Holdings, Inc.^
	3.000%, 08/01/35	4,556,250
5,000,000	Roper Industries, Inc.‡
	1.481%, 01/15/34	4,468,750

		18,314,000

	Information Technology (12.0%)
1,800,000	ASM International NV
	4.250%, 12/06/11	2,573,920
4,600,000	Blackboard, Inc.
	3.250%, 07/01/27	5,370,500
2,000,000	Informatica Corp.^
	3.000%, 03/15/26	2,207,500
7,600,000	Intel Corp.^
	2.950%, 12/15/35	8,151,000
	Lawson Software Americas, Inc.
2,750,000	2.500%, 04/15/12*	3,207,188
1,000,000	2.500%, 04/15/12^	1,166,250
	Linear Technology Corp.
4,000,000	3.000%, 05/01/27*	3,835,000
1,000,000	3.000%, 05/01/27	958,750
4,200,000	VeriSign, Inc.*
	3.250%, 08/15/37	5,034,750

		32,504,858

	Telecommunication Services (1.4%)
	NII Holdings, Inc.
2,800,000	3.125%, 06/15/12*	2,600,500
1,200,000	3.125%, 06/15/12^	1,114,500

		3,715,000

	Utilities (1.1%)
1,500,000	International Power, PLC
	1.000%, 07/20/13	3,037,936

	TOTAL CONVERTIBLE BONDS
	(Cost $68,609,892)	76,655,544

SYNTHETIC CONVERTIBLE SECURITIES (6.4%)
Corporate Bonds (5.4%)
	Consumer Discretionary (1.9%)
266,000	Asbury Automotive Group, Inc.
	7.625%, 03/15/17	250,040

PRINCIPAL
AMOUNT		VALUE

	Cooper Tire & Rubbery Company
193,000	7.625%, 03/15/27	$178,525
31,000	8.000%, 12/15/19^	30,070
	D.R. Horton, Inc.
169,000	9.750%, 09/15/10^	165,944
39,000	8.000%, 02/01/09	38,485
125,000	DIRECTV Financing Company, Inc.
	8.375%, 03/15/13	131,250
97,000	EchoStar Communications Corp.
	7.125%, 02/01/16	101,850
305,000	Expedia, Inc.
	7.456%, 08/15/18	315,276
	Ford Motor Company
266,000	7.875%, 06/15/10	256,581
99,000	8.625%, 11/01/10	96,315
232,000	GameStop Corp.
	8.000%, 10/01/12	243,310
	General Motors Corp.^
242,000	7.200%, 01/15/11	232,320
19,000	7.125%, 07/15/13	17,670
	Goodyear Tire & Rubber Company
174,000	7.857%, 08/15/11	180,960
174,000	7.000%, 03/15/28	153,120
266,000	Hanesbrands, Inc.^‡
	8.784%, 12/15/14	268,660
312,000	Idearc, Inc.
	8.000%, 11/15/16	314,340
193,000	Interpublic Group of Companies, Inc.
	6.250%, 11/15/14	176,595
82,000	Jarden Corp.
	7.500%, 05/01/17	78,310
193,000	Liberty Media Corp.^
	8.250%, 02/01/30	190,688
290,000	Mandalay Resort Group
	7.625%, 07/15/13	289,275
281,000	Oxford Industries, Inc.
	8.875%, 06/01/11	282,405
29,000	Phillips-Van Heusen Corp.
	8.125%, 05/01/13	29,870
174,000	Pinnacle Entertainment, Inc.
	8.750%, 10/01/13	181,830
116,000	Pulte Homes, Inc.
	8.125%, 03/01/11	112,481
266,000	Royal Caribbean Cruises, Ltd.
	7.500%, 10/15/27	252,702
266,000	Service Corp. International
	7.500%, 04/01/27	250,040
218,000	Warnaco Group, Inc.
	8.875%, 06/15/13	230,535
97,000	Warner Music Group
	8.125%, 04/15/14	184,548

		5,233,995

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 89

High Yield Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Consumer Staples (0.7%)
149,000	Alliance One International, Inc.
	8.500%, 05/15/12	$149,000
128,000	Chattem, Inc.
	7.000%, 03/01/14	127,360
145,000	Chiquita Brands International, Inc.^
	8.875%, 12/01/15	132,675
266,000	Constellation Brands, Inc.
	7.250%, 09/01/16	269,325
	Dole Food Company, Inc.
116,000	7.250%, 06/15/10	110,780
58,000	8.875%, 03/15/11^	57,348
116,000	NBTY, Inc.
	7.125%, 10/01/15	115,420
290,000	Pilgrim’s Pride Corp.
	7.625%, 05/01/15	292,900
266,000	Reynolds American, Inc.^
	7.300%, 07/15/15	282,175
290,000	Smithfield Foods, Inc.
	7.750%, 05/15/13	298,700
121,000	SUPERVALU, Inc.
	7.500%, 11/15/14	124,932

		1,960,615

	Energy (0.6%)
193,000	Arch Western Financial, LLC
	6.750%, 07/01/13	189,140
232,000	Complete Production Services, Inc.
	8.000%, 12/15/16	226,200
145,000	Comstock Resources, Inc.
	6.875%, 03/01/12	139,925
97,000	GulfMark Offshore, Inc.
	7.750%, 07/15/14	97,970
329,000	Petrohawk Energy Corp.
	7.125%, 04/01/12	322,420
261,000	Petróleo Brasileiro, SA
	8.375%, 12/10/18	307,980
140,000	Superior Energy Services, Inc.
	6.875%, 06/01/14	136,500
230,000	Williams Companies, Inc.^
	7.750%, 06/15/31	247,250

		1,667,385

	Financials (0.3%)
	E*TRADE Financial Corp.^
202,000	7.375%, 09/15/13	185,840
126,000	7.875%, 12/01/15	115,920
97,000	Host Hotels & Resorts, Inc.
	7.125%, 11/01/13	98,940
	Leucadia National Corp.
288,000	7.000%, 08/15/13	282,240
104,000	8.125%, 09/15/15	105,430

PRINCIPAL
AMOUNT		VALUE

34,000	Omega Healthcare Investors, Inc.
	7.000%, 04/01/14	$34,425

		822,795

	Health Care (0.3%)
242,000	Bio-Rad Laboratories, Inc.
	7.500%, 08/15/13	248,050
145,000	Community Health Systems, Inc.*
	8.875%, 07/15/15	147,537
15,000	DaVita, Inc.
	7.250%, 03/15/15	15,244
	Psychiatric Solutions, Inc.
222,000	7.750%, 07/15/15	226,995
44,000	7.750%, 07/15/15	44,990

		682,816

	Industrials (0.4%)
97,000	American Airlines, Inc.
	7.250%, 02/05/09	97,606
97,000	Gardner Denver, Inc.
	8.000%, 05/01/13	99,425
186,000	General Cable Corp.^
	7.125%, 04/01/17	186,930
145,000	IKON Office Solutions, Inc.^
	7.750%, 09/15/15	148,262
97,000	Interline Brands, Inc.
	8.125%, 06/15/14	97,243
167,000	Terex Corp.
	7.375%, 01/15/14	168,670
389,000	Wesco Distribution, Inc.
	7.500%, 10/15/17	365,660

		1,163,796

	Information Technology (0.5%)
193,000	Amkor Technology, Inc.
	7.750%, 05/15/13	187,451
290,000	Anixter International, Inc.
	5.950%, 03/01/15	266,800
10,000	Avago Technologies^
	11.875%, 12/01/15	11,250
297,000	Freescale Semiconductor, Inc.^
	8.875%, 12/15/14	282,521
388,000	SunGard Data Systems, Inc.
	9.125%, 08/15/13	397,700
193,000	Xerox Corp.
	8.000%, 02/01/27	193,724

		1,339,446

	Materials (0.4%)
242,000	Boise Cascade Company
	7.125%, 10/15/14	239,580
57,000	Century Aluminum Company
	7.500%, 08/15/14	57,428
See accompanying Notes to Schedule of Investments.
90 ANNUAL REPORT Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

10,000	Gibraltar Industries, Inc.
	8.000%, 12/01/15	$9,450
	Ineos Group Holdings, PLC
174,000	7.875%, 02/15/16	233,144
48,000	8.500%, 02/15/16*^	45,840
	Mosaic Company*
145,000	7.625%, 12/01/16	156,963
92,000	7.375%, 12/01/14	97,750
145,000	Terra Industries, Inc.
	7.000%, 02/01/17	145,725
	Union Carbide Corp.
62,000	7.875%, 04/01/23	64,424
34,000	7.500%, 06/01/25	33,850

		1,084,154

	Telecommunication Services (0.3%)
10,000	Citizens Communications Company
	9.000%, 08/15/31	10,338
253,000	Leap Wireless International, Inc.
	9.375%, 11/01/14	252,367
290,000	Qwest Communications International, Inc.
	7.750%, 02/15/31	266,800
284,000	Syniverse Technologies, Inc.
	7.750%, 08/15/13	281,160

		810,665

	TOTAL CORPORATE BONDS	14,765,667

NUMBER OF
CONTRACTS		VALUE

Options (1.0%)
	Consumer Discretionary (0.3%)
	Garmin, Ltd.#
25	Call, 01/17/09, Strike $100.00	75,250
20	Call, 01/17/09, Strike $95.00	64,800
370	Nike, Inc.#
	Call, 01/17/09, Strike $55.00	597,550

		737,600

	Consumer Staples (0.0%)
85	Kroger Company#
	Call, 01/17/09, Strike $30.00	34,425

	Financials (0.1%)
120	Franklin Resources, Inc.#
	Call, 01/17/09, Strike $125.00	303,600

	Industrials (0.1%)
115	Honeywell International, Inc.#
	Call, 01/17/09, Strike $55.00	127,650

	Information Technology (0.5%)
	Apple, Inc.#
30	Call, 01/17/09, Strike $130.00	225,750
10	Call, 01/17/09, Strike $140.00	68,475

NUMBER OF
CONTRACTS		VALUE

500	Cisco Systems, Inc.#
	Call, 01/17/09, Strike $27.50	$436,250
10	Google, Inc.#
	Call, 01/17/09, Strike $520.00	236,750
35	Hewlett-Packard Company#
	Call, 01/17/09, Strike $45.00	42,525
60	Research In Motion, Ltd.#
	Call, 01/17/09, Strike $73.30	365,400

		1,375,150

	Telecommunication Services (0.0%)
20	America Movil, SA de CV#
	Call, 01/17/09, Strike $60.00	27,700

	TOTAL OPTIONS	2,606,125

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES
	(Cost $16,160,959)	17,371,792

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (10.8%)
	Consumer Discretionary (0.5%)
1,350	Stanley Works‡
	7.145%	1,431,169

	Financials (3.8%)
216,500	MetLife, Inc.
	6.375%	7,257,080
120,000	XL Capital, Ltd.
	7.000%	3,054,000

		10,311,080

	Health Care (1.2%)
12,500	Schering-Plough Corp.
	6.000%	3,328,125

	Materials (3.4%)
40,000	Cia Vale do Rio Doce
	5.500%	2,928,800
29,750	Freeport-McMoRan Copper & Gold, Inc.
	6.750%	5,074,160
130	Givaudan SA
	5.375%	1,147,712

		9,150,672

	Utilities (1.9%)
72,000	Centerpoint Energy, Inc. (Time Warner, Inc.)‡∞
	2.000%	2,540,880
35,000	Entergy Corp. 7.625%	2,528,750

		5,069,630

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $27,677,535)	29,290,676

See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 91

High Yield Fund
     SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.2%)
	Financials (0.2%)
170	S&P500 Index# Put, 03/28/08, Strike $1,450.00 (Cost $796,110)	$627,300

NUMBER OF
SHARES		VALUE

COMMON STOCKS (1.7%)
	Consumer Staples (0.4%)
18,436	General Mills, Inc.	1,064,310

	Health Care (1.3%)
120,754	Schering-Plough Corp.	3,685,412

	TOTAL COMMON STOCKS
	(Cost $4,114,271)	4,749,722

INVESTMENT IN AFFILIATED FUND (0.8%)
2,226,862	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $2,226,862)	2,226,862

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (13.1%)
35,623,000	Bank of New York Institutional Cash Reserve Fund 5.158% (Cost $35,623,000)	35,623,000

TOTAL INVESTMENTS (111.8%)
(Cost $293,322,546)		304,441,809

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-13.1%)		(35,623,000)

OTHER ASSETS, LESS LIABILITIES (1.3%)		3,393,741

NET ASSETS (100.0%)		$272,212,550

NOTES TO SCHEDULE OF INVESTMENTS

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $2,226,862 and received $145,296 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the value of 144A securities that could not be exchanged to the registered form is $9,671,625 or 3.6% of net assets.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

^	Security, or portion of security, is on loan.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements.
92 ANNUAL REPORT Schedule of Investments

Total Return Bond Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

COMMERCIAL MORTGAGE BACKED SECURITIES (5.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,020,000	4.254%, 07/11/42	$1,005,166
820,000	4.800%, 01/12/41	813,539
	GS Mortgage Securities Corp.
755,000	4.602%, 08/10/38	749,865
735,000	4.751%, 07/10/39	699,083
650,000	LB-UBS Commercial Mortgage Trust
	5.424%, 02/15/40	640,205

	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $3,858,126)	3,907,858

CORPORATE BONDS (20.8%)
	Consumer Discretionary (3.1%)
	Comcast Corp.
500,000	6.300%, 11/15/17	516,723
425,000	6.500%, 11/15/35	432,558
100,000	General Motors Corp.
	7.200%, 01/15/11	96,000
750,000	McDonald’s Corp.
	6.300%, 10/15/37	767,885
600,000	Target Corp.
	5.375%, 05/01/17	585,212

		2,398,378

	Consumer Staples (2.7%)
100,000	Del Monte Corp.
	8.625%, 12/15/12	102,500
250,000	General Mills, Inc.
	5.650%, 09/10/12	254,150
600,000	Kraft Foods, Inc.
	6.500%, 08/11/17	630,690
100,000	Pilgrim’s Pride Corp.
	7.625%, 05/01/15	101,000
500,000	Tesco, PLC*
	5.500%, 11/15/17	495,475
500,000	Wal-Mart Stores, Inc.
	6.500%, 08/15/37	527,618

		2,111,433

	Energy (1.1%)
100,000	Arch Western Finance, LLC
	6.750%, 07/01/13	98,000
600,000	Valero Energy Corp.
	6.625%, 06/15/37	619,801
100,000	Williams Companies, Inc.
	7.750%, 06/15/31	107,500

		825,301

	Financials (4.9%)
175,000	American General Finance Corp.
	5.375%, 10/01/12	173,394

PRINCIPAL
AMOUNT		VALUE

175,000	Bank of America Corp.
	5.300%, 03/15/17	$169,950
175,000	Capital One Financial Corp.‡
	6.745%, 02/17/37	155,860
100,000	Citigroup, Inc.
	6.125%, 08/25/36	97,871
100,000	E*TRADE Financial Corp.
	8.000%, 06/15/11	95,500
275,000	International Lease Financial Corp.
	5.350%, 03/01/12	273,146
1,000,000	JPMorgan Chase & Company
	5.375%, 10/01/12	1,006,399
1,000,000	Royal Bank of Scotland Group, PLC*‡
	6.990%, 10/29/49	1,012,491
500,000	Sprint Capital Corp.
	6.900%, 05/01/19	501,015
175,000	Swiss Re*‡
	6.854%, 05/29/49	176,789
175,000	XL Capital, Ltd.‡
	6.500%, 12/31/49	162,806

		3,825,221

	Health Care (0.3%)
250,000	Johnson & Johnson
	5.950%, 08/15/37	262,396

	Industrials (3.2%)
600,000	EnCana Corp.
	6.625%, 08/15/37	635,821
	General Electric Company
1,000,000	5.625%, 09/15/17	1,011,643
500,000	5.250%, 10/19/12	503,939
100,000	Terex Corp.
	7.375%, 01/15/14	101,000
250,000	Union Pacific Corp.
	5.450%, 01/31/13	250,324

		2,502,727

	Information Technology (1.6%)
600,000	Cisco Systems, Inc.
	5.500%, 02/22/16	603,320
600,000	International Business Machines Corp.
	5.700%, 09/14/17	610,133

		1,213,453

	Telecommunication Services (3.9%)
500,000	America Movil, SA de CV
	5.625%, 11/15/17	497,750
600,000	AT&T, Inc.
	6.500%, 09/01/37	635,035
600,000	Embarq Corp.
	7.082%, 06/01/16	628,087
600,000	Time Warner Telecom, Inc.
	5.850%, 05/01/17	595,949
See accompanying Notes to Schedule of Investments.
Schedule of Investments ANNUAL REPORT 93

Total Return Bond Fund
SCHEDULE OF INVESTMENTS OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

600,000	Verizon Communications, Inc.
	5.500%, 04/01/17	$601,101
100,000	Windstream Corp.
	8.625%, 08/01/16	107,500

		3,065,422

	TOTAL CORPORATE BONDS (Cost $16,086,441)	16,204,331

U.S. GOVERNMENT AND AGENCY SECURITIES (36.7%)
	United States Treasury Notes
9,400,000	4.500%, 05/15/10	9,535,867
7,650,000	4.125%, 08/31/12	7,644,622
7,100,000	4.000%, 09/30/09	7,112,205
3,140,000	4.750%, 08/15/17	3,210,160
1,000,000	5.250%, 02/15/29	1,060,782

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $28,581,069)	28,563,636

RESIDENTIAL MORTGAGE BACKED SECURITIES (31.0%)
	Federal Home Loan Mortgage Corp.≠
3,000,000	6.000%, 11/01/37	3,019,218
2,500,000	5.500%, 11/01/37	2,461,328
2,000,000	6.000%, 12/01/21	2,032,188
1,500,000	6.500%, 11/01/37	1,536,329
	Federal National Mortgage Association
4,000,000	5.500%, 11/01/37≠	3,941,876
2,000,000	5.000%, 12/01/22≠	1,967,812
1,990,236	6.000%, 05/01/37	2,005,342
1,886,323	5.500%, 10/01/22	1,889,895
1,500,000	6.000%, 11/01/37≠	1,511,016
1,500,000	5.000%, 11/01/37≠	1,439,766
1,222,192	6.500%, 06/01/36	1,251,294
1,000,000	7.000%, 11/01/36≠	1,037,188

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $24,054,474)	24,093,252

SOVEREIGN (4.7%)
650,000	Federal Republic of Germany
	4.000%, 07/04/09	939,417
90,000,000	Government of Japan
	2.400%, 03/20/37	775,664
7,000,000	Kingdom of Sweden
	3.750%, 08/12/17	1,058,551
450,000	United Kingdom Treasury
	4.000%, 03/07/09	921,597

	TOTAL SOVEREIGN (Cost $3,578,816)	3,695,229

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (25.8%)
20,080,285	Calamos Government Money Market Fund — Class I Shares 4.711% Ω (Cost $20,080,285)	$20,080,285

TOTAL INVESTMENTS (124.0%) (Cost $96,239,211)		96,544,591

LIABILITIES, LESS OTHER ASSETS (-24.0%)		(18,707,618)

NET ASSETS (100.0%)		$77,836,973

FORWARD FOREIGN CURRENCY CONTRACTS
	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Canadian Dollar	11/15/07	500,000	529,330	$(25,497)

				$(25,497)

	Settlement	Local	Current	Unrealized
Long Contracts	Date	Currency	Value	Gain/Loss

Australian Dollar	11/15/07	1,200,000	1,116,743	$85,450
British Pound Sterling	11/29/07	450,000	934,824	(13,773)
Canadian Dollar	11/15/07	500,000	529,330	48,446
Singapore Dollar	12/19/07	1,500,000	1,040,089	6,923

				$127,046

NOTES TO SCHEDULE OF INVESTMENTS

≠	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007, the market value of 144A securities that could not be exchanged to the registered form is $1,684,755 or 2.2% of net assets.

Ω	Investment in affiliated fund. During the period from November 1, 2006 through October 31, 2007, the fund had net purchases of $20,080,285, and received $233,294 in dividend payments from the affiliated fund. As of October 31, 2006, the fund had no holdings of the affiliated fund.
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.
See accompanying Notes to Financial Statements.
94 ANNUAL REPORT Schedule of Investments

Statements of Assets and Liabilities

		Growth and
October 31, 2007	Growth Fund	Income Fund	Value Fund	Blue Chip Fund

ASSETS
Investments, at value* (cost $14,749,115,575, $5,823,489,495, $116,199,460, $143,644,051)	$20,718,558,659	$7,198,843,241	$145,681,304	$181,186,519
Investments in affiliated funds (cost $101,432,086, $125,919,322, $123,923, $1,777,893)	101,432,086	125,919,322	123,923	1,777,893
Cash with custodian (interest bearing)	172,459	11,124	731	1,038
Foreign currency (cost $2,223)	—	2,286	—	—
Accrued interest and dividends	5,019,615	18,690,836	70,028	166,174
Receivable for Investments sold	98,940,681	46,271,648	—	—
Receivable for Fund shares sold	31,205,823	9,261,538	249,940	158,575
Prepaid expenses	158,977	79,743	16,947	13,811
Other assets	314,190	137,309	40,470	32,018

Total assets	20,955,802,490	7,399,217,047	146,183,343	183,336,028

LIABILITIES AND NET ASSETS
Payables:
Cash collateral for securities loaned	3,351,577,000	717,099,000	14,286,000	17,158,000
Investments purchased	53,142,398	67,076,905	—	—
Fund shares redeemed	39,969,830	9,083,227	43,283	12,200
Affiliates:
Investment advisory fees	11,378,828	3,629,827	109,063	138,089
Distribution fees	1,111,624	522,614	6,002	6,806
Deferred compensation to Trustees	314,190	137,309	40,470	32,018
Financial accounting fees	163,914	62,160	1,234	1,564
Trustees fees and officer compensation	4,386	1,840	—	206
Other accounts payable and accrued liabilities	4,425,428	1,576,742	51,417	50,749

Total liabilities	3,462,087,598	799,189,624	14,537,469	17,399,632

NET ASSETS	$17,493,714,892	$6,600,027,423	$131,645,874	$165,936,396

ANALYSIS OF NET ASSETS
Paid in capital	$9,628,130,431	$4,761,400,067	$93,369,021	$118,095,519
Undistributed net investment income (loss)	3,765,132	(20,310,483)	(33,200)	90,121
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	1,892,345,493	483,538,442	8,827,013	10,208,288
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	5,969,473,836	1,375,399,397	29,483,040	37,542,468

NET ASSETS	$17,493,714,892	$6,600,027,423	$131,645,874	$165,936,396

CLASS A SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$12,068,659,785	$3,441,625,647	$76,676,363	$107,954,889
Shares outstanding	171,709,543	96,042,805	5,223,313	7,286,792
Net asset value and redemption price per share	$70.29	$35.83	$14.68	$14.82

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$73.80	$37.62	$15.41	$15.56

CLASS B SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$1,396,805,991	$739,883,634	$10,866,491	$8,694,253
Shares outstanding	19,560,644	18,457,039	775,455	601,981
Net asset value, offering price and redemption price per share	$71.41	$40.09	$14.01	$14.44

CLASS C SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$3,801,620,160	$2,244,752,425	$14,364,177	$14,388,872
Shares outstanding	57,555,299	62,272,485	1,025,676	995,828
Net asset value, offering price and redemption price per share	$66.05	$36.05	$14.00	$14.45

CLASS I SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$226,224,678	$173,650,403	$29,627,616	$34,782,833
Shares outstanding	3,005,067	4,942,528	1,985,221	2,333,918
Net asset value, offering price and redemption price per share	$75.28	$35.13	$14.92	$14.90

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$404,278	$115,314	$111,227	$115,549
Shares outstanding	5,762	3,221	7,587	7,813
Net asset value, offering price and redemption price per share	$70.16	$35.80	$14.66	$14.79

*	Including securities on loan with a value of $3,326,488,631, $693,543,590, $14,185,294, $17,012,237 for the Growth Fund, Growth and Income Fund, Value

Fund, and Blue Chip Fund, respectively.

**	Redemption price may be reduced by contingent deferred sales change.

^	Redemption price may be reduced by a redemption fee.
See accompanying Notes to Financial Statements.
Statements of Assets and Liabilities ANNUAL REPORT 95

Statements of Assets and Liabilities

		Global		Global
	Multi-Fund	Growth and	International	Equity
October 31, 2007	Blend	Income Fund	Growth Fund	Fund

ASSETS
Investments, at value* (cost $1,155,493,152, $380,011,711, $41,485,222)	$—	$1,471,955,458	$550,943,719	$53,771,399
Investments in affiliated funds (cost $30,166,589, $5,672,489, $11,341,551, $1,470,608)	35,622,666	5,672,489	11,341,551	1,470,608
Cash with custodian (interest bearing)	3,363	2,897	1,186	253
Due from investment adviser	13,693	—	—	—
Foreign currency (cost $57,442, $106,044, $3,911)	—	57,787	107,356	3,933
Accrued interest and dividends	—	2,678,783	530,578	37,804
Receivable for Fund shares sold	73,438	6,524,008	6,295,723	574,461
Unrealized appreciation on forward foreign currency contracts	—	1,096,435	175,629	—
Prepaid expenses	24,699	44,626	25,687	7,927
Deferred offering costs	—	—	—	45,107
Other assets	7,529	51,022	22,116	5,143

Total assets	35,745,388	1,488,083,505	569,443,545	55,916,635

LIABILITIES AND NET ASSETS
Unrealized depreciation on forward foreign currency contracts	—	7,070,236	—	—
Payables:
Cash collateral for securities loaned	—	95,409,000	—	—
Investments purchased	—	—	2,617,056	859,614
Fund shares redeemed	14,068	5,216,152	295,329	—
Payable for offering fees	—	—	—	26,540
Affiliates:
Investment advisory fees	—	1,070,315	477,540	52,763
Distribution fees	2,867	92,257	27,430	2,258
Deferred compensation to Trustees	7,529	51,022	22,116	5,143
Financial accounting fees	326	12,700	5,073	487
Trustees fees and officer compensation	173	496	292	167
Other accounts payable and accrued liabilities	25,649	357,173	152,930	27,476

Total liabilities	50,612	109,279,351	3,597,766	974,448

NET ASSETS	$35,694,776	$1,378,804,154	$565,845,779	$54,942,187

ANALYSIS OF NET ASSETS
Paid in capital	$29,925,746	$994,778,225	$373,901,578	$42,596,787
Undistributed net investment income (loss)	30,403	(10,642,488)	1,925,584	(11,017)
Accumulated net realized gain (loss) on investments, written options	282,550	84,145,707	18,900,920	69,510
and foreign currency transactions
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	5,456,077	310,522,710	171,117,697	12,286,907

NET ASSETS	$35,694,776	$1,378,804,154	$565,845,779	$54,942,187

CLASS A SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$19,033,623	$625,429,130	$270,864,068	$42,096,758
Shares outstanding	1,415,811	48,740,997	14,135,049	3,133,090
Net asset value and redemption price per share	$13.44	$12.83	$19.16	$13.44

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$14.11	$13.47	$20.12	$14.11

CLASS B SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$4,772,002	$99,134,068	$40,658,809	$2,529,378
Shares outstanding	358,562	7,507,281	2,153,032	189,312
Net asset value, offering price and redemption price per share	$13.31	$13.21	$18.88	$13.36

CLASS C SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$11,648,064	$429,027,941	$96,201,641	$3,260,590
Shares outstanding	875,303	34,464,409	5,101,278	243,931
Net asset value, offering price and redemption price per share	$13.31	$12.45	$18.85	$13.37

CLASS I SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$120,640	$225,092,490	$157,986,433	$5,714,029
Shares outstanding	8,947	17,396,139	8,220,251	424,480
Net asset value, offering price and redemption price per share	$13.48	$12.94	$19.22	$13.46

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$120,447	$120,525	$134,828	$1,341,432
Shares outstanding	8,977	9,407	7,047	100,000
Net asset value, offering price and redemption price per share	$13.42	$12.81	$19.13	$13.41

*	Including securities on loan with a value of $94,644,153 for Global Growth & Income Fund.

**	Redemption price may be reduced by contingent deferred sales change.

^	Redemption price may be reduced by a redemption fee.
See accompanying Notes to Financial Statements.
96 ANNUAL REPORT Statements of Assets and Liabilities

Statements of Assets and Liabilities

	Convertible	Market Neutral	High Yield	Total Return
October 31, 2007	Fund	Income Fund	Fund	Bond Fund

ASSETS
Investments, at value* (cost $725,813,614, $1,400,429,590, $291,095,684, $76,158,926)	$833,086,591	$1,485,195,242	$302,214,947	$76,464,306
Investments in affiliated funds (cost $9,825,683,	9,825,683	86,557,395	2,226,862	20,080,285
$86,557,395, $2,226,862, $20,080,285) Cash with custodian (interest bearing)	2,319	4,651,927	1,664	744
Due from investment adviser	—	—	—	15,860
Restricted cash for open options (interest bearing)	—	150,000	150,000	—
Restricted cash for short positions (interest bearing)	—	422,574,968	—	—
Accrued interest and dividends	3,041,128	6,304,715	4,223,766	636,699
Receivable for Investments sold	3,546,811	26,908,308	474,318	—
Receivable for Fund shares sold	4,660	6,451,739	330,739	332,578
Unrealized appreciation on forward foreign currency contracts	—	—	—	140,819
Prepaid expenses	19,952	55,464	28,246	4,099
Deferred offering costs	—	—	—	123,555
Other assets	53,188	51,070	42,584	3,556

Total assets	849,580,332	2,038,900,828	309,693,126	97,802,501

LIABILITIES AND NET ASSETS
Common stocks sold short, at value (proceeds $384,120,478)	—	438,897,511	—	—
Options written, at value (premium $20,297,689)	—	20,718,225	—	—
Unrealized depreciation on forward foreign currency contracts	129,543	—	—	39,270
Payables:
Cash collateral for securities loaned	127,056,000	—	35,623,000	—
Investments purchased	7,085,830	26,536,539	828,117	19,846,263
Fund shares redeemed	1,478,640	2,810,753	683,078	—
Payable for income distribution	—	—	—	1,642
Payable for offering fees	—	—	—	25,092
Affiliates:
Investment advisory fees	440,389	898,867	169,803	20,434
Distribution fees	64,355	103,996	16,795	1,126
Deferred compensation to Trustees	53,188	51,070	42,584	3,556
Financial accounting fees	6,787	14,672	2,578	429
Trustees fees and officer compensation	352	558	226	2,370
Other accounts payable and accrued liabilities	183,684	471,075	114,395	25,346

Total liabilities	136,498,768	490,503,266	37,480,576	19,965,528

NET ASSETS	$713,081,564	$1,548,397,562	$272,212,550	$77,836,973

ANALYSIS OF NET ASSETS
Paid in capital	$600,428,180	$1,517,075,999	$252,123,837	$77,068,577
Undistributed net investment income (loss)	(2,922,972)	15,324,161	3,937,908	5,378
Accumulated net realized gain (loss) on investments, written	8,432,922	(13,570,681)	5,027,374	355,360
options and foreign currency transactions
Unrealized appreciation (depreciation) of investments,	107,143,434	29,568,083	11,123,431	407,658
written options and foreign currency translations

NET ASSETS	$713,081,564	$1,548,397,562	$272,212,550	$77,836,973

CLASS A SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$297,122,052	$1,012,912,212	$186,815,979	$39,589,918
Shares outstanding	14,306,428	76,080,343	17,048,904	3,864,021
Net asset value and redemption price per share	$20.77	$13.31	$10.96	$10.25

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$21.81	$13.97	$11.51	$10.65 #

CLASS B SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$129,257,887	$52,501,841	$27,805,888	$1,982,757
Shares outstanding	5,325,823	3,776,974	2,464,771	193,490
Net asset value, offering price and redemption price per share	$24.27	$13.90	$11.28	$10.25

CLASS C SHARES (no par value: unlimited number of shares authorized)**^
Net assets applicable to shares outstanding	$268,808,525	$457,924,047	$48,377,226	$1,526,907
Shares outstanding	12,910,653	33,960,836	4,310,085	149,026
Net asset value, offering price and redemption price per share	$20.82	$13.48	$11.22	$10.25

CLASS I SHARES (no par value: unlimited number of shares authorized)^
Net assets applicable to shares outstanding	$17,781,038	$24,954,013	$9,108,770	$33,698,598
Shares outstanding	906,480	1,889,476	831,007	3,289,693
Net asset value, offering price and redemption price per share	$19.62	$13.21	$10.96	$10.24

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$112,062	$105,449	$104,687	$1,038,793
Shares outstanding	5,401	7,924	9,561	101,380
Net asset value, offering price and redemption price per share	$20.75	$13.31	$10.95	$10.25

*	Including securities on loan with a value of $121,276,296, and $34,459,738 for the Convertible Fund and High Yield Fund, respectively.

**	Redemption price may be reduced by contingent deferred sales change.

^	Redemption price may be reduced by a redemption fee.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.
See accompanying Notes to Financial Statements.
Statements of Assets and Liabilities ANNUAL REPORT 97

Statements of Operations

	Growth	Growth and	Value	Blue Chip
Year Ended October 31, 2007	Fund	Income Fund	Fund	Fund

INVESTMENT INCOME
Interest	$5,240,085	$81,857,138	$45,673	$65,641
Dividends	80,469,278	58,100,150	1,934,807	2,606,941
Dividends from affiliates	5,524,160	1,743,333	36,929	38,893
Securities lending income	4,790,319	1,245,614	19,854	24,065

Total investment income*	96,023,842	142,946,235	2,037,263	2,735,540

EXPENSES
Investment advisory fees	127,528,938	42,606,341	1,348,576	1,545,248
Distribution fees
Class A	28,229,587	8,488,474	228,123	267,900
Class B	12,510,408	7,244,507	111,541	85,345
Class C	34,489,421	21,649,931	155,256	145,952
Class R	483	354	350	358
Financial accounting fees	1,826,601	728,436	15,256	17,477
Transfer agent fees	18,810,100	6,397,112	110,123	112,624
Printing and mailing fees	3,254,671	1,014,791	13,672	13,805
Accounting fees	853,319	344,727	14,075	15,101
Audit fees	309,271	149,302	25,209	25,891
Legal fees	208,260	339,417	11,629	11,954
Registration fees	330,720	175,856	48,072	62,247
Custodian fees	404,803	151,062	17,013	15,105
Trustees’ fees and officer compensation	398,473	166,205	17,058	18,435
Other	528,073	190,547	8,962	9,076

Total expenses	229,683,128	89,647,062	2,124,915	2,346,518
Less expense reductions	(410,410)	(137,797)	(2,337)	(1,566)

Net expenses	229,272,718	89,509,265	2,122,578	2,344,952

NET INVESTMENT INCOME (LOSS)	(133,248,876)	53,436,970	(85,315)	390,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,919,070,029	506,358,866	8,917,155	10,242,236
Foreign currency transactions	(411,628)	(1,187,488)	(11,027)	—
Change in net unrealized appreciation/depreciation on:
Investments	2,693,250,693	451,921,186	7,858,586	13,678,798
Foreign currency translations	30,752	44,117	846	—

NET GAIN (LOSS) ON INVESTMENTS	4,611,939,846	957,136,681	16,765,560	23,921,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,478,690,970	$1,010,573,651	$16,680,245	$24,311,622

*	Net of foreign taxes withheld of $924,986, $528,454, $51,011, and $3,614 for the Growth Fund, Growth and Income Fund, Value Fund, and Blue Chip Fund, respectively.
See accompanying Notes to Financial Statements.
98 ANNUAL REPORT Statements of Operations

Statements of Operations

	Multi-Fund	Global Growth and	International	Global Equity
Year Ended October 31, 2007	Blend	Income Fund	Growth Fund	Fund**

INVESTMENT INCOME
Interest	$—	$12,384,951	$113,096	$32,847
Dividends	—	8,319,323	7,030,422	336,751
Dividends from affiliates	—	528,491	209,110	17,607
Securities lending income	—	167,615	—	—

Total investment income*	—	21,400,380	7,352,628	387,205

EXPENSES
Investment advisory fees	—	10,390,826	3,904,801	267,711
Performance fees^	—	—	213,176	—
Distribution fees
Class A	32,406	1,323,061	508,175	54,905
Class B	30,640	804,773	290,586	11,196
Class C	77,873	3,443,076	703,420	9,815
Class R	361	359	380	3,790
Financial accounting fees	2,709	121,361	44,182	3,038
Transfer agent fees	28,155	931,985	317,550	18,125
Custodian fees	1,250	192,285	127,040	7,820
Registration fees	38,015	114,207	79,927	5,279
Audit fees	19,957	50,179	33,478	16,053
Legal fees	8,254	84,730	14,302	4,161
Printing and mailing fees	3,876	141,670	35,987	8,875
Accounting fees	8,250	63,182	27,439	6,063
Trustees’ fees and officer compensation	15,202	38,585	23,451	10,872
Organization expense and offering costs	115,988	—	—	98,488
Other	3,365	34,391	18,230	2,655

Total expenses	386,301	17,734,670	6,342,124	528,846
Less expense reductions	(184,655)	(23,728)	(11,766)	(47,033)

Net expenses	201,646	17,710,942	6,330,358	481,813

NET INVESTMENT INCOME (LOSS)	(201,646)	3,689,438	1,022,270	(94,608)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	197,482	84,967,788	23,840,454	101,730
Foreign currency transactions	—	(28,659,049)	1,072,604	(14,861)
Distributions from affiliated investment companies	319,826	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	5,186,277	198,596,047	125,447,625	12,286,177
Foreign currency translations	—	(942,995)	123,738	730

NET GAIN (LOSS) ON INVESTMENTS	5,703,585	253,961,791	150,484,421	12,373,776

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,501,939	$257,651,229	$151,506,691	$12,279,168

*	Net of foreign taxes withheld of $574,503, $368,854, and $19,561 for the Global Growth and Income Fund, International Growth Fund, and Global Equity Fund, respectively.

**	Global Equity Fund commenced operations on March 1, 2007.

^	Performance fees were in effect only for the International Growth Fund during the period shown. Beginning February 2008, the investment advisory fee paid by Global Equity Fund will also be subject to a performance adjustment.
See accompanying Notes to Financial Statements.
Statements of Operations ANNUAL REPORT 99

Statements of Operations

		Market	High
	Convertible	Neutral	Yield	Total Return
Year Ended October 31, 2007	Fund	Income Fund	Fund	Bond Fund**

INVESTMENT INCOME
Interest	$16,471,063	$45,111,366	$14,343,084	$410,139
Dividends	7,740,448	11,950,895	1,528,256	17,480
Dividends from affiliates	212,910	1,396,414	145,296	233,294
Securities lending income	307,836	—	73,605	—

Total investment income*	24,732,257	58,458,675	16,090,241	660,913

EXPENSES
Investment advisory fees	5,595,840	8,628,341	1,831,753	72,201
Distribution fees
Class A	800,019	1,887,600	381,218	23,561
Class B	1,399,235	495,306	312,732	3,930
Class C	2,835,218	3,886,530	558,166	3,871
Class R	348	341	339	1,755
Financial accounting fees	86,390	137,247	27,628	1,458
Transfer agent fees	714,382	1,067,275	242,781	8,634
Printing and mailing fees	136,049	183,105	37,669	3,561
Registration fees	28,533	127,070	60,595	—
Audit fees	31,696	53,786	27,254	13,489
Legal fees	19,564	24,069	12,987	1,828
Accounting fees	47,071	70,488	19,808	3,529
Custodian fees	31,145	53,032	20,640	2,332
Trustees’ fees and officer compensation	33,213	41,520	20,549	6,247
Dividend expense on short positions	—	1,012,421	—	—
Organization expense and offering costs	—	—	—	72,945
Other	28,967	30,104	11,897	851

Total expenses	11,787,670	17,698,235	3,566,016	220,192
Less expense reductions	(15,030)	(103,818)	(7,833)	(101,213)

Net expenses	11,772,640	17,594,417	3,558,183	118,979

NET INVESTMENT INCOME (LOSS)	12,959,617	40,864,258	12,532,058	541,934

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	80,396,808	70,731,531	8,440,870	470,387
Written options	—	(9,607,277)	—	—
Short positions	—	(40,221,339)	—	—
Foreign currency transactions	(950,023)	—	9,960	(100,504)
Change in net unrealized appreciation/depreciation on:
Investments	7,227,092	72,315,108	(1,232,086)	305,380
Written options	—	2,379,258	—	—
Short positions	—	(46,029,285)	—	—
Foreign currency translations	302,208	—	(437)	102,278

NET GAIN (LOSS) ON INVESTMENTS	86,976,085	49,567,996	7,218,307	777,541

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,935,702	$90,432,254	$19,750,365	$1,319,475

*	Net of foreign taxes withheld of $3,692 for the Convertible Fund.

**	Total Return Bond Fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements.
100 ANNUAL REPORT Statements of Operations

Statements of Changes in Net Assets

	Growth Fund			Growth and Income Fund

	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	October 31, 2007	October 31, 2006#	March 31, 2006	October 31, 2007	October 31, 2006#	March 31, 2006

OPERATIONS
Net investment income (loss)	$(133,248,876)	$(99,144,751)	$(128,402,081)	$53,436,970	$37,970,382	$53,356,345
Net realized gain (loss) from investments, written options and foreign currency transactions	1,918,658,401	(25,700,498)	933,947,228	505,171,378	153,887,472	342,647,629
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	2,693,281,445	(1,069,371,877)	2,574,467,696	451,965,303	(98,396,738)	414,891,092

Net increase (decrease) in net assets resulting from operations	4,478,690,970	(1,194,217,126)	3,380,012,843	1,010,573,651	93,461,116	810,895,066

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(52,328,321)	(47,140,610)	(55,237,151)
Class B	—	—	—	(4,265,101)	(5,203,888)	(6,872,626)
Class C	—	—	—	(16,691,465)	(18,055,258)	(22,051,884)
Class I	—	—	—	(2,829,908)	(2,268,191)	(2,454,856)
Class R	—	—	—	(938)	—	—
Net realized gains
Class A	(440,815,634)	—	(521,184,284)	(187,949,745)	—	(70,888,905)
Class B	(44,394,875)	—	(52,244,348)	(35,198,061)	—	(15,245,562)
Class C	(138,251,343)	—	(158,775,320)	(115,173,566)	—	(44,942,224)
Class I	(4,732,416)	—	(6,687,294)	(8,305,941)	—	(3,243,985)
Class R	—	—	—	—	—	—

Total distributions	(628,194,268)	—	(738,891,246)	(422,743,046)	(72,667,947)	(220,937,193)
CAPITAL SHARE TRANSACTIONS	(4,067,523,245)	(1,113,356,168)	2,910,618,652	(591,740,991)	249,254,258	826,585,343

TOTAL INCREASE (DECREASE) IN NET ASSETS	(217,026,543)	(2,307,573,294)	5,551,740,249	(3,910,386)	270,047,427	1,416,543,216

NET ASSETS
Beginning of period	$17,710,741,435	$20,018,314,729	$14,466,574,480	$6,603,937,809	$6,333,890,382	$4,917,347,166

End of period	17,493,714,892	17,710,741,435	20,018,314,729	6,600,027,423	6,603,937,809	6,333,890,382

Undistributed net investment income (loss)	$3,765,132	$1,061,932	$(291,991)	$(20,310,483)	$(46,775,832)	$(33,709,334)

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006, includes seven months, from April 1, 2006, through October 31, 2006.
See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets ANNUAL REPORT 101

Statements of Changes in Net Assets

	Value Fund			Blue Chip Fund

	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	October 31, 2007	October 31, 2006#	March 31, 2006	October 31, 2007	October 31, 2006#	March 31, 2006

OPERATIONS
Net investment income (loss)	$(85,315)	$(130,091)	$(45,492)	$390,588	$163,039	$40,171
Net realized gain (loss) from investments, written options and foreign currency transactions	8,906,128	2,287,633	7,248,534	10,242,236	233,119	1,269,737
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	7,859,432	3,446,383	6,680,443	13,678,798	6,521,844	11,042,032

Net increase (decrease) in net assets resulting from operations	16,680,245	5,603,925	13,883,485	24,311,622	6,918,002	12,351,940

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(338,298)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	(130,707)	—	—
Class R	—	—	—	—	—	—
Net realized gains
Class A	(5,167,292)	—	(3,557,954)	(312,872)	—	—
Class B	(530,973)	—	(371,961)	(24,168)	—	—
Class C	(820,715)	—	(578,664)	(43,839)	—	—
Class I	(381,974)	—	(149,683)	(56,500)	—	—
Class R	—	—	—	—	—	—

Total distributions	(6,900,954)	—	(4,658,262)	(906,384)	—	—
CAPITAL SHARE TRANSACTIONS	(11,619,074)	4,293,282	2,483,124	(4,073,045)	3,569,362	24,713,790

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,839,783)	9,897,207	11,708,347	19,332,193	10,487,364	37,065,730

NET ASSETS
Beginning of period	$133,485,657	$123,588,450	$111,880,103	$146,604,203	$136,116,839	$99,051,109

End of period	131,645,874	133,485,657	123,588,450	165,936,396	146,604,203	136,116,839

Undistributed net investment income (loss)	$(33,200)	$(26,755)	$(30,674)	$90,121	$169,724	$6,685

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006, includes seven months, from April 1, 2006, through October 31, 2006.
See accompanying Notes to Financial Statements.
102 ANNUAL REPORT Statements of Changes in Net Assets

Statements of Changes in Net Assets

	Multi-Fund Blend*		Global Growth and Income Fund

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	October 31, 2007	October 31, 2006#	October 31, 2007	October 31, 2006#	March 31, 2006

OPERATIONS
Net investment income (loss)	$(201,646)	$(7,395)	$3,689,438	$1,650,505	$4,377,612
Net realized gain (loss) from investments, written options and foreign currency transactions	517,308	—	56,308,739	11,327,632	35,632,224
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	5,186,277	269,800	197,653,052	17,066,816	68,436,254

Net increase (decrease) in net assets resulting from operations	5,501,939	262,405	257,651,229	30,044,953	108,446,090

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(3,967,008)	(7,183,536)
Class B	—	—	—	(419,662)	(820,770)
Class C	—	—	—	(1,924,568)	(3,446,721)
Class I	—	—	—	(305,205)	(448,029)
Class R	—	—	—	—	—
Net realized gains
Class A	—	—	(14,671,149)	—	(4,358,017)
Class B	—	—	(1,954,079)	—	(561,431)
Class C	—	—	(9,132,716)	—	(2,471,105)
Class I	—	—	(1,235,124)	—	(281,411)
Class R	—	—	—	—	—

Total distributions	—	—	(26,993,068)	(6,616,443)	(19,571,020)
CAPITAL SHARE TRANSACTIONS	23,488,241	6,442,191	324,235,760	110,804,531	286,188,389

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,990,180	6,704,596	554,893,921	134,233,041	375,063,459

NET ASSETS
Beginning of period	$6,704,596	$—	$823,910,233	$689,677,192	$314,613,733

End of period	35,694,776	6,704,596	1,378,804,154	823,910,233	689,677,192

Undistributed net investment income (loss)	$30,403	$(2,709)	$(10,642,488)	$(2,718,868)	$(2,232,381)

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006, includes seven months, from April 1, 2006, through October 31, 2006.

*	Multi-Fund Blend commenced operations on June 28, 2006.
See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets ANNUAL REPORT 103

Statements of Changes in Net Assets

	International Growth			Global Equity
	Fund			Fund*

	Year Ended	Period Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006#	March 31, 2006	October 31, 2007

OPERATIONS
Net investment income (loss)	$1,022,270	$568,305	$901,835	$(94,608)
Net realized gain (loss) from investments, written options and foreign currency transactions	24,913,058	(5,174,265)	1,088,901	86,869
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	125,571,363	8,648,883	38,350,207	12,286,907

Net increase (decrease) in net assets resulting from operations	151,506,691	4,042,923	40,340,943	12,279,168

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(637,338)	—	(596,147)	—
Class B	—	—	(20,589)	—
Class C	—	—	(69,316)	—
Class I	(351,112)	—	(55,999)	—
Class R	—	—	—	—
Net realized gains
Class A	(533,818)	—	—	—
Class B	(64,008)	—	—	—
Class C	(187,087)	—	—	—
Class I	(191,289)	—	—	—
Class R	—	—	—	—

Total distributions	(1,964,652)	—	(742,051)	—
CAPITAL SHARE TRANSACTIONS	117,407,782	64,482,992	140,018,714	42,663,019

TOTAL INCREASE (DECREASE) IN NET ASSETS	266,949,821	68,525,915	179,617,606	54,942,187

NET ASSETS
Beginning of period	$298,895,958	$230,370,043	$50,752,437	$—

End of period	565,845,779	298,895,958	230,370,043	54,942,187

Undistributed net investment income (loss)	$1,925,584	$819,984	$485,711	$(11,017)

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006, includes seven months, from April 1, 2006, through October 31, 2006.

*	Global Equity Fund commenced operations on March 1, 2007.
See accompanying Notes to Financial Statements.
104 ANNUAL REPORT Statements of Changes in Net Assets

Statements of Changes in Net Assets

	Convertible Fund			Market Neutral Income Fund

	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	October 31, 2007	October 31, 2006#	March 31, 2006	October 31, 2007	October 31, 2006#	March 31, 2006

OPERATIONS
Net investment income (loss)	$12,959,617	$7,036,296	$14,941,797	$40,864,258	$14,772,558	$14,654,834
Net realized gain (loss) from investments, written options, short positions and foreign currency transactions	79,446,785	35,856,889	102,939,084	20,902,915	(1,571,063)	(10,017,878)
Change in net unrealized appreciation/depreciation on investments, written options, short positions and foreign currency translations	7,529,300	(23,297,668)	(16,157,790)	28,665,081	12,715,694	9,750,272

Net increase (decrease) in net assets resulting from operations	99,935,702	19,595,517	101,723,091	90,432,254	25,917,189	14,387,228

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(13,847,207)	(10,115,672)	(20,819,270)	(24,251,490)	(9,014,726)	(15,769,936)
Class B	(4,063,087)	(2,855,410)	(5,998,880)	(1,199,566)	(789,622)	(2,337,764)
Class C	(10,094,877)	(6,961,702)	(14,552,198)	(9,765,059)	(4,753,711)	(7,161,879)
Class I	(922,837)	(744,058)	(1,509,328)	(691,955)	(222,385)	(1,903,312)
Class R	(2,943)	—	—	(1,765)	—	—
Net realized gains
Class A	(19,356,042)	—	(33,230,813)	—	—	—
Class B	(7,231,308)	—	(12,254,181)	—	—	—
Class C	(16,820,480)	—	(28,230,939)	—	—	—
Class I	(1,206,423)	—	(2,263,539)	—	—	—
Class R	—	—	—	—	—	—

Total distributions	(73,545,204)	(20,676,842)	(118,859,148)	(35,909,835)	(14,780,444)	(27,172,891)
CAPITAL SHARE TRANSACTIONS	(154,819,346)	(101,386,096)	(181,810,172)	626,669,565	396,653,145	(16,467,803)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,428,848)	(102,467,421)	(198,946,229)	681,191,984	407,789,890	(29,253,466)

NET ASSETS
Beginning of period	$841,510,412	$943,977,833	$1,142,924,062	$867,205,578	$459,415,688	$488,669,154

End of period	713,081,564	841,510,412	943,977,833	1,548,397,562	867,205,578	459,415,688

Undistributed net investment income (loss)	$(2,922,972)	$(18,285,251)	$(7,916,320)	$15,324,161	$3,516,905	$3,392,524

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006, includes seven months, from April 1, 2006, through October 31, 2006.
See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets ANNUAL REPORT 105

Statements of Changes in Net Assets

				Total Return
	High Yield Fund			Bond Fund*

	Year Ended	Period Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006#	March 31, 2006	October 31, 2007

OPERATIONS
Net investment income (loss)	$12,532,058	$7,345,209	$11,546,223	$541,934
Net realized gain (loss) from investments, written options and foreign currency transactions	8,450,830	984,667	3,518,554	369,883
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	(1,232,523)	(871,580)	2,998,084	407,658

Net increase (decrease) in net assets resulting from operations	19,750,365	7,458,296	18,062,861	1,319,475

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,048,975)	(6,398,545)	(7,763,862)	(398,353)
Class B	(1,562,088)	(1,164,013)	(1,813,675)	(13,645)
Class C	(2,821,150)	(2,297,184)	(4,010,110)	(13,434)
Class I	(248,083)	(97,172)	(124,524)	(111,651)
Class R	(3,610)	—	—	(13,996)
Net realized gains
Class A	(779,958)	—	(1,274,853)	—
Class B	(171,360)	—	(386,804)	—
Class C	(313,235)	—	(799,989)	—
Class I	(13,037)	—	(21,614)	—
Class R	—	—	—	—

Total distributions	(14,961,496)	(9,956,914)	(16,195,431)	(551,079)
CAPITAL SHARE TRANSACTIONS	23,583,465	(5,039,884)	28,689,934	77,068,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,372,334	(7,538,502)	30,557,364	77,836,973

NET ASSETS
Beginning of period	$243,840,216	$251,378,718	$220,821,354	$—

End of period	272,212,550	243,840,216	251,378,718	77,836,973

Undistributed net investment income (loss)	$3,937,908	$1,678,860	$3,807,567	$5,378

#	The Funds’ fiscal year end was changed to October 31. The fiscal period ended October 31, 2006 includes seven months from April 1, 2006 through October 31, 2006.

*	Total Return Bond Fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements.
106 ANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements
NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the ''Trust’’), consists of thirteen series, Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, Total Return Bond Fund and Government Money Market Fund (the ''Funds’’). Each Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Trust currently offers Class A, Class B, Class C, Class R and Class I shares of each of the Funds except Government Money Market Fund, which offers Class I shares only. Global Equity Fund and Class R shares for all series commenced operations on March 1, 2007. Total Return Bond Fund commenced operations on June 27, 2007. Government Money Market Fund commenced operations on May 16, 2007, and its annual report to shareholders is provided separately. The Convertible Fund is closed to all new investments, subject to the exceptions enumerated in the Prospectus.
Portfolio Valuation. The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
Notes to Financial Statements ANNUAL REPORT 107

Notes to Financial Statements
Each Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgement involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
108 ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class; other expenses of a Fund are allocated proportionately among each class of the Fund in relation to the net assets of each class or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. With respect to Calamos Global Equity Fund and Calamos Total Return Bond Fund, after examination of the facts and circumstances and due consideration of a range of possible outcomes, it is management’s conclusion that no material differences would result from any of the tax positions taken by the Fund. Accordingly, no FIN 48 reserve has been provided. At this time, management is evaluating the implications of FIN 48 with respect to the other funds, and its impact on the financial statements of those funds has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a
Notes to Financial Statements ANNUAL REPORT 109

Notes to Financial Statements
framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 — INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Growth Fund pays a fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% of the next $500 million of average daily net assets, 0.80% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.78% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.76% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.74% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.72% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.70% of average daily net assets in excess of $26 billion. Each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund pay a fee at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million of average daily net assets, and 0.65% of average daily net assets in excess of $1 billion. Each of Value Fund, Blue Chip Fund and Global Growth and Income Fund pay a fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.80% of average daily net assets in excess of $26 billion. The Total Return Bond Fund pays a fee at the annual rate of 0.55% of the first $500 million of average daily net assets, 0.53% of the next $500 million of average daily next assets, 0.51% on the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.49% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.48% on the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.47% on the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.46% on the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion), and 0.45% of average daily net assets in excess of $26 billion.
Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that under the management agreement between Calamos Advisors and the Trust, each underlying fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.
The International Growth Fund and Global Equity Fund pay a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, except for the performance fee, which is based on performance and is paid on a monthly basis, (since March 2006 for International Growth Fund and beginning February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets for each full 1% increment amount by which the Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, respectively. The benchmark indices are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively. The base fee is at the annual rate of 1.00% of the first $500 million of Fund’s average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of
110 ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.80% of average daily net assets in excess of $26 billion.
The performance adjustment rate is calculated by comparing over the performance period the Fund’s Class A share performance to that of the Index. The performance period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively) and will eventually include a rolling 36 months. The first performance adjustment is applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.
Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Funds on the Funds’ investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of the Trust) equal to the advisory fee attributable to the Funds’ investment in GMMF, based on daily net assets. For the fiscal period ended October 31, 2007, the total advisory fees waived pursuant to such agreement were $216,208, $67,672, $1,430, $1,524, $20,720, $8,155, $693, $8,333, $54,647, $5,745 and $9,107, for the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively, and are included in the statements of operations under the caption “Expense reductions”.
Pursuant to a financial accounting services agreement, the Funds also pay Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on their respective assets used in calculating the fee.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statements of Operations.
Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. This agreement is binding on Calamos Advisors until February 29, 2008. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares,
Notes to Financial Statements ANNUAL REPORT 111

Notes to Financial Statements
and 0.75% for Class R shares. This agreement is binding on Calamos Advisors until February 29, 2008. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. This agreement is binding on Calamos Advisors until February 29, 2008. For the fiscal period ended October 31, 2007, there were $184,655, $46,340 and $92,106 of expenses waived or absorbed for Multi-Fund Blend, Global Equity Fund and Total Return Bond Fund, respectively, included in the statements of operations under the caption “Expense reductions”.
As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares and 0.75% and 0.25%, respectively, of the average daily net assets of the Fund’s Class B shares and Class C shares.
CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the fiscal year ended October 31, 2007, CFS received commissions and underwriting fees of $1,117,723; $542,540; $11,805; $8,821; $31,526; $192,313; $95,443; $20,630; $263,957, $20,557 and $1,622 from the sale of shares of Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively.
Included in the statements of operations under the caption “Expense reductions” are expense offsets of $194,202; $70,125; $907; $42; $3,008; $3,611; $6,697; $49,171; and $2,088; for the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, International Growth Fund, Convertible Fund, Market Neutral Income Fund, and High Yield Fund respectively, arising from credits on cash balances maintained on deposit with the Funds’ custodian.
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.
Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.
Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2007, affiliates of the advisor held 27%, 73% and 72% of the outstanding shares of International Growth Fund, Global Equity Fund and Total Return Bond Fund, respectively.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Trust and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to
112 ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $314,190 for the Growth Fund; $137,309 for the Growth and Income Fund; $40,470 for the Value Fund; $32,018 for the Blue Chip Fund; $7,529 for the Multi-Fund Blend; $51,022 for the Global Growth and Income Fund; $22,116 for the International Growth Fund; $5,143 for the Global Equity Fund; $53,188 for the Convertible Fund; $51,070 for the Market Neutral Income Fund; $42,584 for High Yield Fund; and $3,556 for Total Return Bond Fund are included in “Other assets” on the Statements of Assets and Liabilities at October 31, 2007. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 — INVESTMENTS
Purchases and sales of investments, other than short term investments, by the Funds, for the fiscal period ended October 31, 2007 were as follows:

	Growth	Growth and	Value	Blue Chip	Multi-Fund
	Fund	Income Fund	Fund	Fund	Blend

Purchases	$12,160,819,521	$4,167,855,491	$39,143,519	$69,889,687	$26,048,750
Proceeds from sales	$17,096,812,826	$8,298,335,576	$53,999,998	$75,594,253	$2,305,839

	Global Growth	International
	and Income	Growth	Global Equity
	Fund	Fund	Fund

Purchases	$1,136,886,032	$412,975,628	$59,416,099
Proceeds from sales	$877,047,184	$311,123,631	$18,717,995

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Purchases	$699,934,023	$1,995,285,972	$197,886,685	$126,197,803
Proceeds from sales	$912,292,218	$1,561,548,381	$174,681,829	$69,357,855
The following information is presented on a Federal income tax basis as of October 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principles and Federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal Income tax purposes at October 31, 2007 was as follows:

	Growth	Growth and	Value	Blue Chip	Multi-Fund
	Fund	Income Fund	Fund	Fund	Blend

Cost basis of investments	$14,846,787,405	$5,954,712,074	$116,154,573	$145,248,375	$30,167,506

Gross unrealized appreciation	$6,061,511,187	$1,411,551,250	$30,417,744	$40,303,346	$5,456,077
Gross unrealized depreciation	$(88,307,847)	$(41,500,761)	$(767,090)	$(2,587,309)	$(917)

Net unrealized appreciation (depreciation)	$5,973,203,340	$1,370,050,489	$29,650,654	$37,716,037	$5,455,160

	Global Growth
	and Income	International	Global Equity
	Fund	Growth Fund	Fund

Cost basis of investments	$1,164,593,348	$390,777,776	$42,890,205

Gross unrealized appreciation	$325,830,123	$174,099,696	$12,956,629
Gross unrealized depreciation	$(12,795,524)	$(2,592,202)	$(604,827)

Net unrealized appreciation (depreciation)	$313,034,599	$171,507,494	$12,351,802

Notes to Financial Statements ANNUAL REPORT 113

Notes to Financial Statements

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Cost basis of investments	$744,939,248	$1,485,765,370	$293,709,591	$96,360,788

Gross unrealized appreciation	$109,269,438	$135,408,382	$15,206,173	$476,619
Gross unrealized depreciation	$(11,296,412)	$(49,421,115)	$(4,473,955)	$(292,816)

Net unrealized appreciation (depreciation)	$97,973,026	$85,987,267	$10,732,218	$183,803

NOTE 4 — INCOME TAXES
For the fiscal period ended October 31, 2007, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

	Growth	Growth and	Value	Blue Chip	Multi-Fund
	Fund	Income Fund	Fund	Fund	Blend

Paid-in capital	$(136,391,050)	$—	$—	$(8)	$—
Accumulated undistributed/(overdistributed) net investment income	135,952,076	49,144,112	78,870	(1,186)	234,758
Accumulated net realized gain/(loss) on investments	438,974	(49,144,112)	(78,870)	1,194	(234,758)

	Global Growth	International
	and Income	Growth	Global Equity
	Fund	Fund	Fund

Paid-in capital	$(12,018,552)	$—	$(66,232)
Accumulated undistributed/(overdistributed) net investment income	(11,613,058)	1,071,780	83,591
Accumulated net realized gain/(loss) on investments	23,631,610	(1,071,780)	(17,359)

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Paid-in capital	$44,424,226	$—	$—	$—
Accumulated undistributed/(overdistributed) net investment income	31,333,613	6,852,833	3,410,896	14,523
Accumulated net realized gain/(loss) on investments	(75,757,839)	(6,852,833)	(3,410,896)	(14,523)
Distributions during the fiscal year or period ended October 31, 2007, October 31, 2006, and March 31, 2006, were characterized for Federal income tax purposes as follows:

	Growth Fund			Growth and Income Fund			Value Fund
	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,
	2007	2006	2006	2007	2006	2006	2007	2006	2006

Distributions paid from:
Ordinary Income	$—	$—	$—	$76,115,733	$72,667,947	$86,616,517	$1,456,487	$—	$—
Long-Term Capital Gain	$628,194,268	$—	$738,891,246	$346,627,313	$—	$134,320,676	$5,444,467	$—	$4,658,262
114 ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

							Global Growth
	Blue Chip Fund			Multi-Fund Blend*			and Income Fund
	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,
	2007	2006	2006	2007	2006	2006	2007	2006	2006

Distributions paid from:
Ordinary Income	$470,611	$—	$—	$—	$—	N/A	$2,300,364	$6,768,960	$12,911,336
Long-Term Capital Gain	$435,765	$—	$—	$—	$—	N/A	$25,254,024	$200,000	$6,908,420

	International Growth Fund			Global Equity Fund*			Convertible Fund
	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,
	2007	2006	2006	2007	2006	2006	2007	2006	2006

Distributions paid from:
Ordinary Income	$2,316,650	$164,123	$1,000,857	$18,880	N/A	N/A	$28,930,951	$20,676,842	$42,879,676
Long-Term Capital Gain	$36	$—	$—	$—	N/A	N/A	$89,038,479	$6,109,912	$92,109,105

	Market Neutral Income Fund			High Yield Fund			Total Return Bond Fund*
	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,	October 31,	October 31,	March 31,
	2007	2006	2006	2007	2006	2006	2007	2006	2006

Distributions paid from:
Ordinary Income	$35,909,835	$14,780,444	$27,172,891	$13,950,596	$9,956,914	$13,712,171	$551,079	N/A	N/A
Long-Term Capital Gain	$—	$—	$—	$1,010,900	$—	$2,483,260	$—	N/A	N/A

*	Multi-Fund Blend, Global Equity Fund, and Total Return Bond Fund commenced operations on June 28, 2006, March 1, 2007, and June 27, 2007 respectively.
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Undistributed ordinary income	$—	$23,379,864	$701,396	$123,356
Undistributed capital gains	1,892,601,626	445,262,001	7,956,807	10,034,720

Total undistributed earnings	1,892,601,626	468,641,865	8,658,203	10,158,076
Accumulated capital and other losses	—	—	—	—
Net unrealized gain/(losses)	5,973,234,092	1,370,096,139	29,651,850	37,716,037

Total accumulated earnings/(losses)	7,865,835,718	1,838,738,004	38,310,053	47,874,113
Other	(251,257)	(110,647)	(33,200)	(33,236)
Paid-in capital	9,628,130,431	4,761,400,067	93,369,021	118,095,519

	$17,493,714,892	$6,600,027,424	$131,645,874	$165,936,396

		Global Growth	International
	Multi-Fund	and Income	Growth	Global Equity
	Blend	Fund	Fund	Fund

Undistributed ordinary income	$39,792	$—	$2,108,747	$—
Undistributed capital gains	282,550	76,973,306	18,205,820	—

Total undistributed earnings	322,342	76,973,306	20,314,567	—
Accumulated capital and other losses	—	—	—	—
Net unrealized gain/(losses)	5,455,160	307,095,003	171,693,183	12,352,532

Total accumulated earnings/(losses)	5,777,502	384,068,309	192,007,750	12,352,532
Other	(8,472)	(42,380)	(63,549)	(7,132)
Paid-in capital	29,925,746	994,778,225	373,901,578	42,596,787

	$35,694,776	$1,378,804,154	$565,845,779	$54,942,187

Notes to Financial Statements ANNUAL REPORT 115

Notes to Financial Statements

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Undistributed ordinary income	$12,628,213	$21,729,883	$4,633,415	$487,753
Undistributed capital gains	2,096,450	—	4,754,782	—

Total undistributed earnings	14,724,663	21,729,883	9,388,197	487,753
Accumulated capital and other losses	—	(21,155,610)	—	—
Net unrealized gain/(losses)	97,973,026	30,789,698	10,736,386	286,081

Total accumulated earnings/(losses)	112,697,689	31,363,971	20,124,583	773,834
Other	(44,305)	(42,408)	(35,870)	(5,438)
Paid-in capital	600,428,180	1,517,075,999	252,123,837	77,068,577

	$713,081,564	$1,548,397,562	$272,212,550	$77,836,973

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for Federal income tax purposes. For the fiscal year ended October 31, 2007, Growth Fund, International Growth Fund and Market Neutral Income Fund utilized capital loss carryforwards of $26,589,503, $4,940,233 and $9,706,562, respectively.
As of October 31, 2007, the Funds had capital loss carryforwards which, if not used, will expire as follows:

Growth and
	Growth	Income	Value	Blue Chip	Multi-Fund
	Fund	Fund	Fund	Fund	Blend

2012	$—	$—	$—	$—	$—
2013	—	—	—	—	—
2014	—	—	—	—	—

	Global Growth	International			Market
	and Income	Growth	Global Equity	Convertible	Neutral
	Fund	Fund	Fund	Fund	Income Fund

2012	$—	$—	$—	$—	$—
2013	—	—	—	—	(6,141,405)
2014	—	—	—	—	(13,706,083)

	High Yield	Total Return
	Fund	Bond Fund

2012	$—	$—
2013	—	—
2014	—	—
NOTE 5  — SHORT SALES
Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that
116  ANNUAL REPORT  Notes to Financial Statements

Notes to Financial Statements
it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.
NOTE 6  — FORWARD FOREIGN CURRENCY CONTRACTS
Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at October 31, 2007, were multinational banks.
NOTE 7  — SYNTHETIC CONVERTIBLE SECURITIES
The Funds may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Funds may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 8  — OPTIONS TRANSACTIONS
The Funds may engage in options transactions and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of individual securities. For the fiscal year ended October 31, 2007, the Market Neutral Income Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2006	1,975	$5,320,531
Options written	14,140	36,790,951
Options closed	(11,855)	(21,813,793)

Options outstanding at October 31, 2007	4,260	$20,297,689
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Notes to Financial Statements
NOTE 9  — SECURITIES LENDING
For the fiscal period ended October 31, 2007, the Funds disclosed below loaned one or more of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At October 31, 2007, the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, Convertible Fund, and High Yield Fund had securities valued at $3,326,488,631; $693,543,590; $14,185,294; $17,012,237; $94,644,153; $121,276,296; $34,459,738, respectively, on loan to broker-dealers and banks and had $3,351,577,000; $717,099,000; $14,286,000; $17,158,000; $95,409,000; $127,056,000; $35,623,000, respectively, in cash or cash equivalent collateral.
NOTE 10  — REDEMPTION FEE
A redemption of Class A, Class B, Class C and Class I shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven days or less may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is intended to deter short-term trading. The redemption fee is also intended to offset portfolio transaction costs, market impact, and other costs associated with short-term trading. If the shares redeemed were purchased on different days, the shares held shortest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not a sales charge; it is retained by the respective Fund and reflected as an addition to paid in capital and does not benefit Calamos Advisors or any other third party. For financial statement purposes and Note 11, such fees are netted with dollars paid for shares redeemed. The redemption fee is not disclosed separately in the Financial Highlights as the impact to all Funds as of October 31, 2007, was less than $0.01 per share. For the fiscal period ended October 31, 2007, redemption fees of $104,740, $47,573, $111, $134, $3,247, $1,821, $11, $505, $22,722 and $3,226, were collected by the Growth Fund, Growth and Income Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund, respectively.
118  ANNUAL REPORT  Notes to Financial Statements

Notes to Financial Statements
NOTE 11  — CAPITAL SHARE TRANSACTIONS
The following table summarizes the activity in capital shares of the Funds:
For the Fiscal Period Ended October 31, 2007

	Growth		Growth and		Value		Blue Chip
	Fund		Income Fund		Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	32,352,756	$1,904,834,322	16,999,710	$552,210,009	745,595	$10,204,684	1,379,897	$18,455,330
Shares issued in reinvestment of distributions	7,321,281	396,374,146	6,478,706	205,418,058	334,665	4,447,704	45,888	595,875
Less shares redeemed	(96,096,679)	(5,507,704,245)	(35,553,856)	(1,153,857,773)	(3,270,820)	(45,213,180)	(2,374,598)	(32,388,507)

Increase (decrease)	(56,422,642)	$(3,206,495,777)	(12,075,440)	$(396,229,706)	(2,190,560)	$(30,560,792)	(948,813)	$(13,337,302)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	966,962	$57,626,202	1,185,270	$42,638,441	268,051	$3,487,128	149,320	$1,931,800
Shares issued in reinvestment of distributions	667,778	36,994,907	813,440	28,694,292	33,815	432,150	1,257	15,860
Less shares redeemed	(4,783,863)	(278,994,188)	(3,814,973)	(139,058,373)	(280,283)	(3,686,462)	(189,817)	(2,511,551)

Increase (decrease)	(3,149,123)	$(184,373,079)	(1,816,263)	$(67,725,640)	21,583	$232,816	(39,240)	$(563,891)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,559,201	$360,232,008	7,514,981	$244,713,415	187,556	$2,437,078	224,018	$2,910,121
Shares issued in reinvestment of distributions	1,905,971	97,681,048	2,939,304	93,470,289	53,549	683,815	2,165	27,324
Less shares redeemed	(21,994,228)	(1,177,377,808)	(14,425,427)	(472,401,823)	(405,895)	(5,346,673)	(385,452)	(5,045,384)

Increase (decrease)	(13,529,056)	$(719,464,752)	(3,971,142)	$(134,218,119)	(164,790)	$(2,225,780)	(159,269)	$(2,107,939)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,460,656	$156,492,892	671,656	$21,973,662	1,561,852	$21,967,204	847,528	$11,926,169
Shares issued in reinvestment of distributions	77,686	4,494,153	336,918	10,486,601	18,030	243,047	14,308	187,208
Less shares redeemed	(1,917,689)	(118,535,110)	(832,125)	(26,128,727)	(98,174)	(1,375,569)	(19,623)	(277,290)

Increase (decrease)	620,653	$42,451,935	176,449	$6,331,536	1,481,708	$20,834,682	842,213	$11,836,087

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,827	$362,946	3,193	$100,000	7,587	$100,000	7,813	$100,000
Shares issued in reinvestment of distributions	—	—	28	938	—	—	—	—
Less shares redeemed	(65)	(4,518)	—	—	—	—	—	—

Increase (decrease)	5,762	$358,428	3,221	$100,938	7,587	$100,000	7,813	$100,000

Total increase (decrease)	(72,474,406)	$(4,067,523,245)	(17,683,175)	$(591,740,991)	(844,472)	$(11,619,074)	(297,296)	$(4,073,045)

Notes to Financial Statements  ANNUAL REPORT  119

Notes to Financial Statements

			Global Growth and		International		Global Equity
	Multi-Fund Blend		Income Fund		Growth Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,319,264	$15,250,603	18,835,951	$209,940,713	4,650,316	$72,939,712	3,446,892	$35,759,393
Shares issued in reinvestment of distributions	—	—	1,176,793	12,261,558	73,269	1,023,033	—	—
Less shares redeemed	(263,688)	(3,138,185)	(14,237,781)	(160,256,334)	(2,858,077)	(44,145,493)	(313,802)	(3,670,115)

Increase (decrease)	1,055,576	$12,112,418	5,774,963	$61,945,937	1,865,508	$29,817,252	3,133,090	$32,089,278

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	331,931	$3,806,796	2,933,044	$33,448,076	1,107,519	$16,708,852	203,124	$2,182,404
Shares issued in reinvestment of distributions	—	—	127,961	1,381,895	3,753	50,407	—	—
Less shares redeemed	(39,041)	(454,145)	(1,223,234)	(14,098,374)	(415,089)	(6,273,529)	(13,812)	(158,331)

Increase (decrease)	292,890	$3,352,651	1,837,771	$20,731,597	696,183	$10,485,730	189,312	$2,024,073

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	880,714	$10,129,774	13,031,385	$141,332,052	1,566,210	$24,666,253	247,201	$2,809,611
Shares issued in reinvestment of distributions	—	—	585,578	5,960,568	9,428	126,422	—	—
Less shares redeemed	(191,987)	(2,284,119)	(5,743,893)	(62,619,294)	(791,588)	(11,967,456)	(3,270)	(37,244)

Increase (decrease)	688,727	$7,845,655	7,873,070	$84,673,326	784,050	$12,825,219	243,931	$2,772,367

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	15,684	$185,739	14,156,153	$161,159,652	3,815,376	$64,516,087	425,466	$4,789,104
Shares issued in reinvestment of distributions	—	—	109,383	1,146,304	38,557	542,402	—	—
Less shares redeemed	(8,819)	(108,222)	(443,242)	(5,521,056)	(54,005)	(878,878)	(986)	(11,803)

Increase (decrease)	6,865	$77,517	13,822,294	$156,784,900	3,799,928	$64,179,611	424,480	$4,777,301

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,977	$100,000	9,407	$100,000	7,104	$101,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(57)	(1,030)	—	—

Increase (decrease)	8,977	$100,000	9,407	$100,000	7,047	$99,970	100,000	$1,000,000

Total increase (decrease)	2,053,035	$23,488,241	29,317,505	$324,235,760	7,152,716	$117,407,782	4,090,813	$42,663,019

120  ANNUAL REPORT  Notes to Financial Statements

Notes to Financial Statements

	Convertible		Market Neutral		High Yield		Total Return
	Fund		Income Fund		Fund		Bond Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	464,035	$9,000,659	52,677,509	$682,616,429	11,613,175	$126,678,590	3,826,774	$38,621,538
Shares issued in reinvestment of distributions	1,334,317	25,763,754	1,473,702	19,013,735	788,450	8,464,773	39,157	397,031
Less shares redeemed	(5,317,876)	(103,808,009)	(16,989,549)	(220,252,441)	(9,109,715)	(98,449,563)	(1,910)	(19,171)

Increase (decrease)	(3,519,524)	$(69,043,596)	37,161,662	$481,377,723	3,291,910	$36,693,800	3,864,021	$38,999,398

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	143,494	$3,216,473	1,427,182	$19,281,210	517,557	$5,760,688	192,198	$1,945,459
Shares issued in reinvestment of distributions	285,974	6,419,040	57,384	770,889	85,537	945,066	1,292	13,105
Less shares redeemed	(1,761,980)	(40,144,352)	(1,196,289)	(16,174,877)	(1,182,573)	(13,095,706)	—	—

Increase (decrease)	(1,332,512)	$(30,508,839)	288,277	$3,877,222	(579,479)	$(6,389,952)	193,490	$1,958,564

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	444,565	$8,601,872	15,625,302	$204,770,164	779,577	$8,639,273	152,789	$1,538,195
Shares issued in reinvestment of distributions	782,737	15,149,618	411,596	5,375,193	160,227	1,761,136	1,265	12,831
Less shares redeemed	(3,845,229)	(75,255,421)	(5,975,329)	(78,452,107)	(2,152,985)	(23,725,437)	(5,028)	(51,130)

Increase (decrease)	(2,617,927)	$(51,503,931)	10,061,569	$131,693,250	(1,213,181)	$(13,325,028)	149,026	$1,499,896

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	175,958	$3,302,144	897,383	$11,527,217	660,522	$7,134,623	3,278,740	$33,485,072
Shares issued in reinvestment of distributions	32,223	590,956	51,818	662,923	24,348	261,120	10,953	111,651
Less shares redeemed	(414,708)	(7,759,023)	(200,025)	(2,570,535)	(82,974)	(894,708)	—	—

Increase (decrease)	(206,527)	$(3,865,923)	749,176	$9,619,605	601,896	$6,501,035	3,289,693	$33,596,723

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,252	$100,000	7,788	$100,000	9,225	$100,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	149	2,943	136	1,765	336	3,610	1,380	13,996
Less shares redeemed	—	—	—	—	—	—	—	—

Increase (decrease)	5,401	$102,943	7,924	$101,765	9,561	$103,610	101,380	$1,013,996

Total increase (decrease)	(7,671,089)	$(154,819,346)	48,268,608	$626,669,565	2,110,707	$23,583,465	7,597,610	$77,068,577

Notes to Financial Statements  ANNUAL REPORT  121

Notes to Financial Statements
The following table summarizes the activity in capital shares of the Funds:
For the Fiscal Period Ended October 31, 2006

	Growth		Growth and		Value		Blue Chip
	Fund		Income Fund		Fund		Fund		Multi-Fund Blend

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	29,439,796	$1,610,451,564	17,329,085	$548,087,879	761,842	$9,825,772	1,142,649	$13,925,778	364,777	$3,821,797
Shares issued in reinvestment of distributions	—	—	1,235,403	39,524,237	—	—	—	—	—	—
Less shares redeemed	(45,553,079)	(2,446,466,790)	(13,181,420)	(414,050,827)	(659,740)	(8,409,368)	(789,442)	(9,487,623)	(4,542)	(48,264)

Net Increase (decrease)	(16,113,283)	$(836,015,226)	5,383,068	$173,561,289	102,102	$1,416,404	353,207	$4,438,155	360,235	$3,773,533

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,288,847	$72,820,497	1,308,463	$45,827,494	140,108	$1,755,165	77,870	$937,547	67,252	$701,854
Shares issued in reinvestment of distributions	—	—	102,873	3,698,372	—	—	—	—	—	—
Less shares redeemed	(2,365,513)	(129,783,587)	(1,685,697)	(58,999,602)	(116,130)	(1,436,250)	(145,494)	(1,716,536)	(1,580)	(17,042)

Net Increase (decrease)	(1,076,666)	$(56,963,090)	(274,361)	$(9,473,736)	23,978	$318,915	(67,624)	$(778,989)	65,672	$684,812

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	7,552,055	$395,091,457	7,755,955	$246,801,262	205,239	$2,577,294	155,125	$1,874,460	187,094	$1,967,388
Shares issued in reinvestment of distributions	—	—	382,772	12,434,052	—	—	—	—	—	—
Less shares redeemed	(11,203,422)	(570,018,456)	(5,814,776)	(183,855,012)	(204,912)	(2,521,563)	(193,209)	(2,261,362)	(518)	(5,260)

Net Increase (decrease)	(3,651,367)	$(174,926,999)	2,323,951	$75,380,302	327	$55,731	(38,084)	$(386,902)	186,576	$1,962,128

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	714,892	$41,307,125	340,139	$10,555,687	195,035	$2,555,514	29,000	$350,090	2,095	$21,862
Shares issued in reinvestment of distributions	—	—	60,285	1,891,274	—	—	—	—	—	—
Less shares redeemed	(1,527,385)	(86,757,978)	(85,039)	(2,660,558)	(4,100)	(53,282)	(4,313)	(52,992)	(13)	(144)

Net Increase (decrease)	(812,493)	$(45,450,853)	315,385	$9,786,403	190,935	$2,502,232	24,687	$297,098	2,082	$21,718

Total increase (decrease)	(21,653,809)	$(1,113,356,168)	7,748,043	$249,254,258	317,342	$4,293,282	272,186	$3,569,362	614,565	$6,442,191

122  ANNUAL REPORT  Notes to Financial Statements

Notes to Financial Statements

	Global Growth and		International		Convertible		Market Neutral		High Yield
	Income Fund		Growth Fund		Fund		Income Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	11,604,907	$116,870,975	3,658,120	$48,008,068	300,094	$5,898,655	25,117,822	$315,138,662	2,914,217	$30,876,627
Shares issued in reinvestment of distributions	320,881	3,282,617	—	—	391,815	7,701,095	572,506	7,171,132	506,472	5,331,839
Less shares redeemed	(7,009,311)	(69,087,012)	(1,120,272)	(14,211,131)	(2,908,755)	(56,847,884)	(6,844,180)	(85,933,798)	(3,730,290)	(39,526,775)

Net Increase (decrease)	4,916,477	$51,066,580	2,537,848	$33,796,937	(2,216,846)	$(43,248,134)	18,846,148	$236,375,996	(309,601)	$(3,318,309)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,615,791	$16,796,887	681,659	$8,843,153	30,830	$700,217	1,324,992	$17,296,336	588,245	$6,368,210
Shares issued in reinvestment of distributions	25,919	275,775	—	—	68,229	1,549,667	38,647	504,763	60,325	652,530
Less shares redeemed	(943,254)	(9,802,158)	(141,163)	(1,759,418)	(919,897)	(20,659,546)	(536,155)	(7,027,670)	(483,657)	(5,255,305)

Net Increase (decrease)	698,456	$7,270,504	540,496	$7,083,735	(820,838)	$(18,409,662)	827,484	$10,773,429	164,913	$1,765,435

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,657,132	$65,898,035	1,657,377	$21,751,932	111,236	$2,199,030	12,931,008	$164,353,428	913,545	$9,864,010
Shares issued in reinvestment of distributions	119,891	1,204,896	—	—	190,014	3,755,530	195,375	2,480,165	115,821	1,245,310
Less shares redeemed	(2,319,037)	(22,641,574)	(337,208)	(4,253,967)	(2,079,488)	(40,703,969)	(1,874,587)	(23,861,015)	(1,397,740)	(15,116,106)

Net Increase (decrease)	4,457,986	$44,461,357	1,320,169	$17,497,965	(1,778,238)	$(34,749,409)	11,251,796	$142,972,578	(368,374)	$(4,006,786)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	762,611	$7,765,316	458,810	$6,170,104	7,751	$143,570	510,551	$6,448,594	42,994	$452,398
Shares issued in reinvestment of distributions	29,718	305,205	—	—	10,166	189,709	17,248	214,153	9,251	97,172
Less shares redeemed	(6,251)	(64,431)	(5,084)	(65,749)	(288,557)	(5,312,170)	(10,594)	(131,605)	(2,798)	(29,794)

Net Increase (decrease)	786,078	$8,006,090	453,726	$6,104,355	(270,640)	$(4,978,891)	517,205	$6,531,142	49,447	$519,776

Total increase (decrease)	10,858,997	$110,804,531	4,852,239	$64,482,992	(5,086,562)	$(101,386,096)	31,442,633	$396,653,145	(463,615)	$(5,039,884)

Notes to Financial Statements  ANNUAL REPORT  123

Notes to Financial Statements
The following table summarizes the activity in capital shares of the Funds:
For the Year Ended March 31, 2006

	Growth		Growth and		Value		Blue Chip		Global Growth and
	Fund		Income Fund		Fund		Fund		Income Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	80,866,608	$4,329,720,738	31,214,522	$960,038,236	2,211,950	$27,171,037	4,086,251	$46,391,464	22,613,095	$214,987,271
Shares issued in reinvestment of distributions	8,637,640	463,495,815	3,493,183	106,614,982	243,795	2,986,493	—	—	1,004,001	9,606,268
Less shares redeemed	(48,878,822)	(2,614,446,065)	(19,745,950)	(600,383,686)	(2,473,544)	(30,325,025)	(3,241,359)	(36,967,397)	(7,799,906)	(71,835,540)

Net Increase (decrease)	40,625,426	$2,178,770,488	14,961,755	$466,269,532	(17,799)	$(167,495)	844,892	$9,424,067	15,817,190	$152,757,999

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	3,799,135	$209,114,881	2,685,541	$90,930,386	230,438	$2,757,148	241,086	$2,658,354	2,440,200	$23,978,698
Shares issued in reinvestment of distributions	786,382	43,471,206	467,640	15,836,672	24,988	297,110	—	—	93,136	924,381
Less shares redeemed	(2,314,739)	(127,358,577)	(2,325,907)	(78,685,019)	(179,987)	(2,192,849)	(199,728)	(2,261,786)	(396,747)	(3,727,957)

Net Increase (decrease)	2,270,778	$125,227,510	827,274	$28,082,039	75,439	$861,409	41,358	$396,568	2,136,589	$21,175,122

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	19,824,382	$1,020,805,995	16,024,494	$494,723,688	332,281	$3,997,082	362,858	$4,041,370	11,656,157	$108,793,833
Shares issued in reinvestment of distributions	2,118,803	108,631,006	1,489,454	45,792,097	38,750	460,346	—	—	388,958	3,651,835
Less shares redeemed	(10,503,765)	(539,587,840)	(8,288,441)	(255,066,426)	(289,138)	(3,498,812)	(310,217)	(3,504,812)	(2,408,380)	(21,426,303)

Net Increase (decrease)	11,439,420	$589,849,161	9,225,507	$285,449,359	81,893	$958,616	52,641	$536,558	9,636,735	$91,019,365

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,062,529	$117,236,301	1,478,398	$43,588,601	1,127,104	$14,001,690	2,280,047	$26,088,077	2,205,977	$20,968,678
Shares issued in reinvestment of distributions	107,601	6,139,728	170,820	5,129,894	12,091	149,683	—	—	75,905	729,440
Less shares redeemed	(1,937,026)	(106,604,536)	(63,182)	(1,934,082)	(1,088,587)	(13,320,779)	(1,058,404)	(11,731,480)	(53,948)	(462,215)

Net Increase (decrease)	233,104	$16,771,493	1,586,036	$46,784,413	50,608	$830,594	1,221,643	$14,356,597	2,227,934	$21,235,903

Total Increase (decrease)	54,568,728	$2,910,618,652	26,600,572	$826,585,343	190,141	$2,483,124	2,160,534	$24,713,790	29,818,448	$286,188,389

124  ANNUAL REPORT  Notes to Financial Statements

Notes to Financial Statements

	International Growth		Convertible		Market Neutral Income		High Yield
	Fund		Fund		Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,874,282	$98,816,488	488,104	$9,659,705	10,870,883	$136,579,107	8,043,597	$85,889,986
Shares issued in reinvestment of distributions	46,540	553,365	2,132,595	41,835,316	1,065,431	13,340,860	670,146	7,041,468
Less shares redeemed	(3,669,129)	(45,651,245)	(6,981,293)	(140,773,491)	(13,341,043)	(167,852,383)	(5,791,971)	(61,317,424)

Net Increase (decrease)	5,251,693	$53,718,608	(4,360,594)	$(89,278,470)	(1,404,729)	$(17,932,416)	2,921,772	$31,614,030

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	953,592	$10,889,728	238,826	$5,342,525	487,454	$6,372,942	1,338,571	$14,550,224
Shares issued in reinvestment of distributions	1,514	17,922	448,644	10,038,196	116,248	1,511,012	111,278	1,198,898
Less shares redeemed	(48,753)	(547,624)	(1,645,432)	(37,761,689)	(905,647)	(11,845,768)	(1,138,509)	(12,364,986)

Net Increase (decrease)	906,353	$10,360,026	(957,962)	$(22,380,968)	(301,945)	$(3,961,814)	311,340	$3,384,136

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	3,046,021	$35,852,636	731,416	$14,350,678	6,741,196	$85,792,220	1,791,146	$19,420,026
Shares issued in reinvestment of distributions	3,319	39,223	1,181,680	23,185,070	289,790	3,671,330	233,019	2,499,696
Less shares redeemed	(62,281)	(740,068)	(4,927,907)	(99,524,936)	(4,208,504)	(53,658,450)	(2,614,994)	(28,280,958)

Net Increase (decrease)	2,987,059	$35,151,791	(3,014,811)	$(61,989,188)	2,822,482	$35,805,100	(590,829)	$(6,361,236)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	3,265,335	$40,775,171	10,613	$205,257	50,459	$632,026	20,995	$223,208
Shares issued in reinvestment of distributions	4,706	55,999	51,541	964,006	143,209	1,786,073	13,908	146,138
Less shares redeemed	(3,644)	(42,881)	(480,581)	(9,330,809)	(2,631,554)	(32,796,772)	(29,538)	(316,342)

Net Increase (decrease)	3,266,397	$40,788,289	(418,427)	$(8,161,546)	(2,437,886)	$(30,378,673)	5,365	$53,004

Total Increase (decrease)	12,411,502	$140,018,714	(8,751,794)	$(181,810,172)	(1,322,078)	$(16,467,803)	2,647,648	$28,689,934

Notes to Financial Statements  ANNUAL REPORT  125

Calamos Growth Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$55.12	$58.31	$49.90	$47.62	$31.68	$37.64

Income from investment operations:
Net investment income (loss)	(0.35)#	(0.23)#	(0.30)#	(0.36)#	(0.14)#	(0.37)#
Net realized and unrealized gain (loss) on investments	17.49	(2.96)	11.05	2.78	16.08	(5.59)

Total from investment operations	17.14	(3.19)	10.75	2.42	15.94	(5.96)

Distributions
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(1.97)	—	(2.34)	(0.14)	—	—

Total distributions	(1.97)	—	(2.34)	(0.14)	—	—

Net asset value, end of period	$70.29	$55.12	$58.31	$49.90	$47.62	$31.68
Ratios and supplemental data:
Total Return (a)	32.15%	(5.47%)	21.96%	5.08%	50.32%	(15.84%)

Net assets, end of period (000)	$12,068,660	$12,573,503	$14,242,247	$10,161,403	$5,789,210	$1,768,431

Ratio of net expenses to average net assets	1.20%	1.19%*	1.20%	1.23%	1.31%	1.40%
Ratio of net investment income (loss) to average net assets	(0.61%)	(0.71%)*	(0.55%)	(0.74%)	(0.96%)	(1.12%)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.19%*	1.20%	1.23%	1.31%	1.40%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Portfolio Turnover Rate	75.8%	41.2%	74.7%	63.1%	53.7%	60.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
126 ANNUAL REPORT Financial Highlights

Calamos Growth Fund

	CLASS B

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$56.37	$59.91	$51.59	$49.59	$33.24	$39.79

Income from investment operations:
Net investment income (loss)	(0.80)#	(0.48)#	(0.72)#	(0.75)#	(0.32)#	(0.65)#
Net realized and unrealized gain (loss) on investments	17.81	(3.06)	11.38	2.89	16.67	(5.90)

Total from investment operations	17.01	(3.54)	10.66	2.14	16.35	(6.55)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(1.97)	—	(2.34)	(0.14)	—	—

Total distributions	(1.97)	—	(2.34)	(0.14)	—	—

Net asset value, end of period	$71.41	$56.37	$59.91	$51.59	$49.59	$33.24

Ratios and supplemental data:
Total Return (a)	31.18%	(5.91%)	21.05%	4.31%	49.19%	(16.46%)

Net assets, end of period (000)	$1,396,806	$1,280,227	$1,424,960	$1,110,017	$749,897	$250,121

Ratio of net expenses to average net assets	1.95%	1.94%*	1.95%	1.98%	2.06%	2.15%
Ratio of net investment income (loss) to average net assets	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)	(1.87%)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.94%*	1.95%	1.98%	2.06%	2.15%

	CLASS C

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$52.29	$55.57	$48.00	$46.15	$30.94	$37.03

Income from investment operations:
Net investment income (loss)	(0.74)#	(0.44)#	(0.67) #	(0.69)#	(0.28)#	(0.61)#
Net realized and unrealized gain (loss) on investments	16.47	(2.84)	10.58	2.68	15.49	(5.48)

Total from investment operations	15.73	(3.28)	9.91	1.99	15.21	(6.09)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(1.97)	—	(2.34)	(0.14)	—	—

Total distributions	(1.97)	—	(2.34)	(0.14)	—	—

Net asset value, end of period	$66.05	$52.29	$55.57	$48.00	$46.15	$30.94

Ratios and supplemental data:
Total Return (a)	31.16%	(5.90%)	21.06%	4.31%	49.16%	(16.45%)

Net assets, end of period (000)	$3,801,620	$3,716,923	$4,152,698	$3,038,513	$1,882,171	$585,040

Ratio of net expenses to average net assets	1.95%	1.94%*	1.95%	1.98%	2.06%	2.15%
Ratio of net investment income (loss) to average net assets	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)	(1.87%)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.94%*	1.95%	1.98%	2.06%	2.15%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights ANNUAL REPORT 127

Calamos Growth Fund

	CLASS I

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$58.75	$62.06	$52.85	$50.30	$33.38	$39.56

Income from investment operations:
Net investment income (loss)	(0.23)#	(0.16)#	(0.17)#	(0.25)#	(0.13)#	(0.30)#
Net realized and unrealized gain (loss) on investments	18.73	(3.15)	11.72	2.94	17.05	(5.88)

Total from investment operations	18.50	(3.31)	11.55	2.69	16.92	(6.18)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(1.97)	—	(2.34)	(0.14)	—	—

Total distributions	(1.97)	—	(2.34)	(0.14)	—	—

Net asset value, end of period	$75.28	$58.75	$62.06	$52.85	$50.30	$33.38

Ratios and supplemental data:
Total Return (a)	32.49%	(5.33%)	22.25%	5.35%	50.69%	(15.62%)

Net assets, end of period (000)	$226,225	$140,089	$198,409	$156,641	$123,933	$45,620

Ratio of net expenses to average net assets	0.95%	0.94%*	0.95%	0.98%	1.06%	1.15%
Ratio of net investment income (loss) to average net assets	(0.36%)	(0.46%)*	(0.30%)	(0.49%)	(0.71%)	(0.87%)
Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.94%*	0.95%	0.98%	1.06%	1.15%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$53.60

Income from investment operations:
Net investment income (loss)	(0.36)#
Net realized and unrealized gain (loss) on investments	16.92

Total from investment operations	16.56

Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—

Total distributions	—

Net asset value, end of period	$70.16

Ratios and supplemental data:
Total Return (a)	30.90%

Net assets, end of period (000)	$404

Ratio of net expenses to average net assets	1.45%*
Ratio of net investment income (loss) to average net assets	(0.86%)*
Ratio of gross expenses to average net assets prior to expense reductions	1.46%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
128 ANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund
FINANCIAL HIGHLIGHTS
     The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$32.71	$32.64	$29.40	$28.71	$22.30	$23.95

Income from investment operations:
Net investment income (loss)	0.32	0.27	0.42	0.40	0.34	0.66
Net realized and unrealized gain (loss) on investments	5.04	0.25	4.18	0.85	6.48	(1.83)

Total from investment operations	5.36	0.52	4.60	1.25	6.82	(1.17)

Distributions:
Dividends from net investment income	(0.50)	(0.45)	(0.60)	(0.40)	(0.41)	(0.48)
Dividends from net realized gains	(1.74)	—	(0.76)	(0.16)	—	—

Total distributions	(2.24)	(0.45)	(1.36)	(0.56)	(0.41)	(0.48)

Net asset value, end of period	$35.83	$32.71	$32.64	$29.40	$28.71	$22.30

Ratios and supplemental data:
Total Return (a)	17.38%	1.66%	16.01%	4.40%	30.74%	(4.86%)

Net assets, end of period (000)	$3,441,626	$3,536,121	$3,352,933	$2,580,205	$2,031,032	$609,838

Ratio of net expenses to average net assets	1.06%	1.05%*	1.06%	1.08%	1.14%	1.25%
Ratio of net investment income (loss) to average net assets	1.16%	1.35%*	1.31%	1.42%	1.63%	3.31%
Ratio of gross expenses to average net assets prior to expense reductions	1.06%	1.05%*	1.06%	1.08%	1.14%	1.25%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Portfolio Turnover Rate	66.0%	42.2%	65.4%	65.0%	50.0%	27.1%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized
Financial Highlights ANNUAL REPORT 129

Calamos Growth and Income Fund

	CLASS B

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$36.32	$36.15	$32.42	$31.66	$24.57	$26.36

Income from investment operations:
Net investment income (loss)	0.12	0.12	0.19	0.19	0.16	0.54
Net realized and unrealized gain (loss) on investments	5.60	0.30	4.64	0.95	7.14	(2.01)

Total from investment operations	5.72	0.42	4.83	1.14	7.30	(1.47)

Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.34)	(0.22)	(0.21)	(0.32)
Dividends from net realized gains	(1.74)	—	(0.76)	(0.16)	—	—

Total distributions	(1.95)	(0.25)	(1.10)	(0.38)	(0.21)	(0.32)

Net asset value, end of period	$40.09	$36.32	$36.15	$32.42	$31.66	$24.57

Ratios and supplemental data:

Total Return (a)	16.53%	1.21%	15.15%	3.62%	29.78%	(5.56%)

Net assets, end of period (000)	$739,884	$736,256	$742,721	$639,253	$541,360	$212,764

Ratio of net expenses to average net assets	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%
Ratio of net investment income (loss) to average net assets	0.41%	0.60%*	0.56%	0.67%	0.88%	2.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%

	CLASS C

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$32.89	$32.78	$29.53	$28.90	$22.47	$24.16

Income from investment operations:
Net investment income (loss)	0.10	0.13	0.20	0.19	0.17	0.51
Net realized and unrealized gain (loss) on investments	5.05	0.26	4.19	0.84	6.50	(1.86)

Total from investment operations	5.15	0.39	4.39	1.03	6.67	(1.35)

Distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.38)	(0.24)	(0.24)	(0.34)
Dividends from net realized gains	(1.74)	—	(0.76)	(0.16)	—	—

Total distributions	(1.99)	(0.28)	(1.14)	(0.40)	(0.24)	(0.34)

Net asset value, end of period	$36.05	$32.89	$32.78	$29.53	$28.90	$22.47
Ratios and supplemental data:

Total Return (a)	16.53%	1.20%	15.16%	3.59%	29.77%	(5.57%)

Net assets, end of period (000)	$2,244,752	$2,178,512	$2,095,534	$1,615,096	$1,260,818	$386,101

Ratio of net expenses to average net assets	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%
Ratio of net investment income (loss) to average net assets	0.41%	0.60%*	0.56%	0.67%	0.88%	2.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized
130 ANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund

	CLASS I

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,

	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$32.11	$32.06	$28.90	$28.21	$21.91	$23.54
Income from investment operations:
Net investment income (loss)	0.46	0.32	0.51	0.45	0.44	0.65
Net realized and unrealized gain (loss) on investments	4.88	0.24	4.08	0.85	6.33	(1.75)

Total from investment operations	5.34	0.56	4.59	1.30	6.77	(1.10)
Distributions:
Dividends from net investment income	(0.58)	(0.51)	(0.67)	(0.45)	(0.47)	(0.53)
Dividends from net realized gains	(1.74)	—	(0.76)	(0.16)	—	—

Total distributions	(2.32)	(0.51)	(1.43)	(0.61)	(0.47)	(0.53)

Net asset value, end of period	$35.13	$32.11	$32.06	$28.90	$28.21	$21.91
Ratios and supplemental data:
Total Return (a)	17.70%	1.78%	16.33%	4.67%	31.06%	(4.65%)

Net assets, end of period (000)	$173,650	$153,049	$142,702	$82,793	$44,192	$15,670

Ratio of net expenses to average net assets	0.81%	0.80%*	0.81%	0.83%	0.89%	1.00%
Ratio of net investment income (loss) to average net assets	1.41%	1.60%*	1.56%	1.67%	1.88%	3.56%
Ratio of gross expenses to average net assets prior to expense reductions	0.81%	0.80%*	0.81%	0.83%	0.89%	1.00%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$31.32
Income from investment operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investments	4.57

Total from investment operations	4.77
Distributions:
Dividends from net investment income	(0.29)
Dividends from net realized gains	—

Total distributions	(0.29)

Net asset value, end of period	$35.80
Ratios and supplemental data:
Total Return (a)	15.32%

Net assets, end of period (000)	$115

Ratio of net expenses to average net assets	1.31%*
Ratio of net investment income (loss) to average net assets	0.91%*
Ratio of gross expenses to average net assets prior to expense reductions	1.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 131

Calamos Value Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,		Year Ended March 31,
	2007	2006		2006	2005	2004	2003

Net asset value, beginning of period	$13.63	$13.03		$12.01	$11.27	$7.70	$9.89

Income from investment operations:
Net investment income (loss)	0.01 #	(0.00	)#*	0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.73	0.60		1.51	0.72	3.59	(2.18)

Total from investment operations	1.74	0.60		1.52	0.74	3.57	(2.19)

Distributions:
Dividends from net investment income	—	—		—	—	—	—
Dividends from net realized gains	(0.69)	—		(0.50)	—	—	—

Total distributions	(0.69)	—		(0.50)	—	—	—

Net asset value, end of period	$14.68	$13.63		$13.03	$12.01	$11.27	$7.70

Ratios and supplemental data:
Total Return (a)	13.33%	4.60%		12.91%	6.57%	46.36%	(22.14%)

Net assets, end of period (000)	$76,676	$101,016		$95,264	$88,040	$40,024	$9,333

Ratio of net expenses to average net assets	1.46%	1.46	%**	1.47%	1.61%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.05%	(0.04	%)**	0.10%	0.07%	(0.40%)	(0.28%)
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.46	%**	1.47%	1.61%	2.02%	6.05%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Portfolio Turnover Rate	29.6%	35.7%	63.3%	50.3%	24.4%	33.6%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method

*	Amounts are less than $0.005

**	Annualized
132 ANNUAL REPORT Financial Highlights

Calamos Value Fund

	CLASS B
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$13.13	$12.61	$11.73	$11.08	$7.63	$9.87

Income from investment operations:
Net investment income (loss)	(0.09)#	(0.06)#	(0.07)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	1.66	0.58	1.45	0.68	3.47	(2.21)

Total from investment operations	1.57	0.52	1.38	0.65	3.45	(2.24)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.69)	—	(0.50)	—	—	—

Total distributions	(0.69)	—	(0.50)	—	—	—

Net asset value, end of period	$14.01	$13.13	$12.61	$11.73	$11.08	$7.63

Ratios and supplemental data:
Total Return (a)	12.50%	4.12%	12.01%	5.87%	45.22%	(22.70%)

Net assets, end of period (000)	$10,867	$9,898	$9,205	$7,676	$3,865	$545

Ratio of net expenses to average net assets	2.21%	2.21%*	2.22%	2.36%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)	(1.03%)
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.21%*	2.22%	2.36%	2.77%	6.80%

	CLASS C
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$13.12	$12.60	$11.72	$11.08	$7.63	$9.88

Income from investment operations:
Net investment income (loss)	(0.09)#	(0.06)#	(0.07)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.66	0.58	1.45	0.68	3.46	(2.22)

Total from investment operations	1.57	0.52	1.38	0.64	3.45	(2.25)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.69)	—	(0.50)	—	—	—

Total distributions	(0.69)	—	(0.50)	—	—	—

Net asset value, end of period	$14.00	$13.12	$12.60	$11.72	$11.08	$7.63

Ratios and supplemental data:
Total Return (a)	12.51%	4.13%	12.02%	5.78%	45.22%	(22.77%)

Net assets, end of period (000)	$14,364	$15,621	$14,999	$12,991	$6,894	$922

Ratio of net expenses to average net assets	2.21%	2.21%*	2.22%	2.36%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)	(1.03%)
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.21%*	2.22%	2.36%	2.77%	6.80%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method

*	Annualized
Financial Highlights ANNUAL REPORT 133

Calamos Value Fund

	CLASS I
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$13.81	$13.18	$12.11	$11.33	$7.72	$9.90

Income from investment operations:
Net investment income (loss)	0.04 #	0.02 #	0.04	0.03	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.76	0.61	1.53	0.75	3.62	(2.18)

Total from investment operations	1.80	0.63	1.57	0.78	3.61	(2.18)

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.69)	—	(0.50)	—	—	—

Total distributions	(0.69)	—	(0.50)	—	—	—

Net asset value, end of period	$14.92	$13.81	$13.18	$12.11	$11.33	$7.72

Ratios and supplemental data:
Total Return (a)	13.60%	4.78%	13.22%	6.88%	46.76%	(22.02%)

Net assets, end of period (000)	$29,628	$6,951	$4,120	$3,174	$2,461	$1,336

Ratio of net expenses to average net assets	1.21%	1.21%*	1.22%	1.36%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.30%	0.21%*	0.35%	0.32%	(0.15%)	(0.03%)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.21%*	1.22%	1.36%	1.77%	5.80%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$$13.18

Income from investment operations:
Net investment income (loss)	(0.02) #
Net realized and unrealized gain (loss) on investments	1.50

Total from investment operations	1.48

Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—

Total distributions	—

Net asset value, end of period	$$14.66

Ratios and supplemental data:
Total Return (a)	11.23%

Net assets, end of period (000)	$111

Ratio of net expenses to average net assets	1.71%*
Ratio of net investment income (loss) to average net assets	(0.20%) *
Ratio of gross expenses to average net assets prior to expense reductions	1.71%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
134 ANNUAL REPORT Financial Highlights

Calamos Blue Chip Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,			December 1,
	Year	2006			2003^
	Ended	through			through
	October 31,	October 31,	Year Ended March 31,		March 31,
	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.75	$12.12	$10.91	$10.27	$10.00

Income from investment operations:
Net investment income (loss)	0.04 #	0.02	0.02	0.02	(0.01)

Net realized and unrealized gain (loss) on investments	2.11	0.61	1.19	0.63	0.28

Total from investment operations	2.15	0.63	1.21	0.65	0.27

Distributions:
Dividends from net investment income	(0.04)	—	—	(0.01)	—

Dividends from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.08)	—	—	(0.01)	—

Net asset value, end of period	$14.82	$12.75	$12.12	$10.91	$10.27

Ratios and supplemental data:
Total return (a)	16.93%	5.20%	11.09%	6.33%	2.70%

Net assets, end of period (000)	$107,955	$105,014	$95,552	$76,809	$28,499

Ratio of net expenses to average net assets	1.44%	1.43%*	1.46%	1.70%	1.75%*

Ratio of net investment income (loss) to average net assets	0.33%	0.29%*	0.16%	0.25%	(0.42%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.45%	1.43%*	1.46%	1.70%	2.56%*

		April 1,			December 1,
	Year	2006			2003^
	Ended	through			through
	October 31,	October 31,	Year Ended March 31,		March 31,
	2007	2006	2006	2005	2004

Portfolio turnover rate	45.9%	25.5%	27.7%	37.6%	4.3%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 135

Calamos Blue Chip Fund

	CLASS B
		April 1,			December 1,
	Year	2006			2003^
	Ended	through			through
	October 31,	October 31,	Year Ended March 31,		March 31,
	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.49	$11.92	$10.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	(0.06)#	(0.05)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	2.05	0.62	1.17	0.60	0.27

Total from investment operations	1.99	0.57	1.10	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.04)	—	—	—	—

Net asset value, end of period	$14.44	$12.49	$11.92	$10.82	$10.25

Ratios and supplemental data:
Total return (a)	15.96%	4.78%	10.17%	5.56%	2.50%

Net assets, end of period (000)	$8,694	$8,007	$8,452	$7,219	$3,894

Ratio of net expenses to average net assets	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.42%)	(0.46%) *	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.20%	2.18%*	2.21%	2.45%	3.31%*

	CLASS C
		April 1,			December 1,
	Year	2006			2003^
	Ended	through			through
	October 31,	October 31,	Year Ended March 31,		March 31,
	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.49	$11.93	$10.82	$10.25	$10.00

Income from investment operations:

Net investment income (loss)	(0.06)#	(0.04)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	2.06	0.60	1.18	0.60	0.27

Total from investment operations	2.00	0.56	1.11	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.04)	—	—	—	—

Net asset value, end of period	$14.45	$12.49	$11.93	$10.82	$10.25

Ratios and supplemental data:
Total return (a)	16.04%	4.69%	10.26%	5.56%	2.50%

Net assets, end of period (000)	$14,389	$14,430	$14,233	$12,337	$4,822

Ratio of net expenses to average net assets	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.42%)	(0.46%) *	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.20%	2.18%*	2.21%	2.45%	3.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
136 ANNUAL REPORT Financial Highlights

Calamos Blue Chip Fund

	CLASS I
		April 1,			December 1,
	Year	2006			2003^
	Ended	through			through
	October 31,	October 31,	Year Ended March 31,		March 31,
	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.84	$12.19	$10.94	$10.28	$10.00

Income from investment operations:
Net investment income (loss)	0.08 #	0.04	0.01	0.04	(0.00)	*

Net realized and unrealized gain (loss) on investments	2.11	0.61	1.24	0.64	0.28

Total from investment operations	2.19	0.65	1.25	0.68	0.28

Distributions:
Dividends from net investment income	(0.09)	—	—	(0.02)	—

Dividends from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.13)	—	—	(0.02)	—

Net asset value, end of period	$14.90	$12.84	$12.19	$10.94	$10.28

Ratios and supplemental data:
Total return (a)	17.15%	5.33%	11.43%	6.64%	2.80%

Net assets, end of period (000)	$34,783	$19,153	$17,881	$2,686	$1,427

Ratio of net expenses to average net assets	1.19%	1.18%**	1.21%	1.45%	1.50	%**

Ratio of net investment income (loss) to average net assets	0.58%	0.54%**	0.41%	0.50%	(0.17	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.18%**	1.21%	1.45%	2.31	%**

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$12.80

Income from investment operations:
Net investment income (loss)	0.01 #

Net realized and unrealized gain (loss) on investments	1.98

Total from investment operations	1.99

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Total distributions	—

Net asset value, end of period	$14.79

Ratios and supplemental data:
Total return (a)	15.55%

Net assets, end of period (000)	$116

Ratio of net expenses to average net assets	1.69%**

Ratio of net investment income (loss) to average net assets	0.08%**

Ratio of gross expenses to average net assets prior to expense reductions	1.70%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 137

Calamos Multi-Fund Blend
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		June 28,
	Year	2006^
	Ended	through
	October 31,	October 31,
	2007	2006

Net asset value, beginning of period	$10.92	$10.00

Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	2.56	0.93

Total from investment operations	2.52	0.92

Distributions:
Dividends from net investment income	—	—

Dividends from net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$13.44	$10.92

Ratios and supplemental data:

Total return (a)	23.08%	9.20%

Net assets, end of period (000)	$19,034	$3,934

Ratio of net expenses to average net assets	0.50%	0.50%*

Ratio of net investment income (loss) to average net assets	(0.50%)	(0.50%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.27%	10.91%*

		June 28,
	Year	2006^
	Ended	through
	October 31,	October 31,
	2007	2006

Portfolio turnover rate	9.89%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Commencement of operations

*	Annualized
138 ANNUAL REPORT Financial Highlights

Calamos Multi-Fund Blend

	CLASS B			CLASS C
		June 28,			June 28,
	Year	2006^		Year	2006^
	Ended	through		Ended	through
	October 31,	October 31,		October 31,	October 31,
	2007	2006		2007	2006

Net asset value, beginning of period	$10.89	$10.00		$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.09)	(0.02)		(0.10)	(0.02)

Net realized and unrealized gain (loss) on investments	2.51	0.91		2.52	0.91

Total from investment operations	2.42	0.89		2.42	0.89

Distributions:
Dividends from net investment income	—	—		—	—

Dividends from net realized gains	—	—		—	—

Total distributions	—	—		—	—

Net asset value, end of period	$13.31	$10.89		$13.31	$10.89

Ratios and supplemental data:
Total return (a)	22.22%	8.90%		22.22%	8.90%

Net assets, end of period (000)	$4,772	$715		$11,648	$2,032

Ratio of net expenses to average net assets	1.25%	1.25	%**	1.25%	1.25	%**

Ratio of net investment income (loss) to average net assets	(1.25%)	(1.25	%)**	(1.25%)	(1.25	%)**

Ratio of gross expenses to average net assets prior to expense reductions	2.02%	11.66	%**	2.02%	11.66	%**

	CLASS I
		June 28,		CLASS R
	Year	2006^		March 1, 2007^
	Ended	through		through
	October 31,	October 31,		October 31,
	2007	2006		2007

Net asset value, beginning of period	$10.93	$10.00		$11.14

Income from investment operations:
Net investment income (loss)	(0.02)	(0.00)	*	(0.06)

Net realized and unrealized gain (loss) on investments	2.57	0.93		2.34

Total from investment operations	2.55	0.93		2.28

Distributions:
Dividends from net investment income	—	—		—

Dividends from net realized gains	—	—		—

Total distributions	—	—		—

Net asset value, end of period	$13.48	$10.93		$13.42

Ratios and supplemental data:
Total return (a)	23.33%	9.30%		20.47%

Net assets, end of period (000)	$121	$23		$120

Ratio of net expenses to average net assets	0.25%	0.25	%**	0.75	%**

Ratio of net investment income (loss) to average net assets	(0.25%)	(0.25	%)**	(0.75	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.02%	10.66	%**	1.52	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Commencement of operations

*	Amounts are less than $0.005 per share.

**	Annualized
Financial Highlights ANNUAL REPORT 139

Calamos Global Growth and Income Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.50	$10.18	$8.27	$8.04	$6.27	$6.89

Income from investment operations:
Net investment income (loss)	0.07 #	0.04 #	0.12 #	0.14 #	0.13 #	0.46
Net realized and unrealized gain (loss) on investments	2.60	0.38	2.19	0.09	1.65	(1.06)

Total from investment operations	2.67	0.42	2.31	0.23	1.78	(0.60)

Distributions
Dividends from net investment income	—	(0.10)	(0.24)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.34)	—	(0.16)	(0.00) *	—	—

Total distributions	(0.34)	(0.10)	(0.40)	—	(0.01)	(0.02)

Net asset value, end of period	$12.83	$10.50	$10.18	$8.27	$8.04	$6.27

Ratios and supplemental data:
Total Return (a)	26.17%	4.19%	28.25%	2.90%	28.42%	(8.69%)

Net assets, end of period (000)	$625,429	$451,280	$387,476	$183,797	$93,830	$21,397

Ratio of net expenses to average net assets	1.38%	1.41%**	1.44%	1.51%	1.69%	1.75%
Ratio of net investment income (loss) to average net assets	0.61%	0.67%**	1.29%	1.78%	1.72%	5.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.42%**	1.44%	1.51%	1.69%	2.43%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Portfolio Turnover Rate	83.3%	42.2%	59.0%	45.5%	48.5%	59.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized
140 ANNUAL REPORT Financial Highlights

Calamos Global Growth and Income Fund

	CLASS B
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.88	$10.57	$8.60	$8.43	$6.63	$7.34

Income from investment operations:
Net investment income (loss)	(0.02) #	(0.01) #	0.05 #	0.09 #	0.08 #	0.31
Net realized and unrealized gain (loss) on investments	2.69	0.40	2.28	0.08	1.73	(1.00)

Total from investment operations	2.67	0.39	2.33	0.17	1.81	(0.69)

Distributions
Dividends from net investment income	—	(0.08)	(0.20)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.34)	—	(0.16)	(0.00) *	—	—

Total distributions	(0.34)	(0.08)	(0.36)	—	(0.01)	(0.02)

Net asset value, end of period	$13.21	$10.88	$10.57	$8.60	$8.43	$6.63

Ratios and supplemental data:
Total Return (a)	25.23%	3.75%	27.39%	2.06%	27.30%	(9.38%)

Net assets, end of period (000)	$99,134	$61,675	$52,547	$24,378	$13,878	$2,522

Ratio of net expenses to average net assets	2.13%	2.16%**	2.19%	2.26%	2.44%	2.50%
Ratio of net investment income (loss) to average net assets	(0.14%)	(0.08%) **	0.54%	1.03%	0.97%	4.51%
Ratio of gross expenses to average net assets prior to expense reductions	2.13%	2.17%**	2.19%	2.26%	2.44%	3.18%

	CLASS C
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.27	$9.99	$8.15	$7.98	$6.28	$6.95

Income from investment operations:
Net investment income (loss)	(0.02) #	(0.00) #*	0.05 #	0.08 #	0.07 #	0.39
Net realized and unrealized gain (loss) on investments	2.54	0.37	2.15	0.09	1.64	(1.04)

Total from investment operations	2.52	0.37	2.20	0.17	1.71	(0.65)

Distributions
Dividends from net investment income	—	(0.09)	(0.20)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.34)	—	(0.16)	(0.00) *	—	—

Total distributions	(0.34)	(0.09)	(0.36)	—	(0.01)	(0.02)

Net asset value, end of period	$12.45	$10.27	$9.99	$8.15	$7.98	$6.28

Ratios and supplemental data:
Total Return (a)	25.27%	3.69%	27.31%	2.17%	27.23%	(9.33%)

Net assets, end of period (000)	$429,028	$273,198	$221,122	101,794	$63,425	$11,426

Ratio of net expenses to average net assets	2.13%	2.16%**	2.19%	2.26%	2.44%	2.50%
Ratio of net investment income (loss) to average net assets	(0.14%)	(0.08%) **	0.54%	1.03%	0.97%	4.51%
Ratio of gross expenses to average net assets prior to expense reductions	2.13%	2.17%**	2.19%	2.26%	2.44%	3.18%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized
Financial Highlights ANNUAL REPORT 141

Calamos Global Growth and Income Fund

	CLASS I
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.57	$10.23	$8.30	$8.05	$6.27	$6.86

Income from investment operations:
Net investment income (loss)	0.10 #	0.05 #	0.15 #	0.16 #	0.15 #	0.52
Net realized and unrealized gain (loss) on investments	2.61	0.40	2.19	0.09	1.64	(1.09)

Total from investment operations	2.71	0.45	2.34	0.25	1.79	(0.57)

Distributions
Dividends from net investment income	—	(0.11)	(0.25)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.34)	—	(0.16)	(0.00) *	—	—

Total distributions	(0.34)	(0.11)	(0.41)	—	(0.01)	(0.02)

Net asset value, end of period	$12.94	$10.57	$10.23	$8.30	$8.05	$6.27

Ratios and supplemental data:
Total Return (a)	26.38%	4.43%	28.56%	3.15%	28.59%	(8.29%)

Net assets, end of period (000)	$225,092	$37,758	$28,532	$4,645	$4,251	$1,155

Ratio of net expenses to average net assets	1.13%	1.16%**	1.19%	1.26%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	0.86%	0.92%**	1.54%	2.03%	1.97%	5.51%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.17%**	1.19%	1.26%	1.44%	2.18%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$10.63

Income from investment operations:
Net investment income (loss)	0.03 #
Net realized and unrealized gain (loss) on investments	2.15

Total from investment operations	2.18

Distributions
Dividends from net investment income	—
Dividends from net realized gains	—

Total distributions	—

Net asset value, end of period	$12.81

Ratios and supplemental data:
Total Return (a)	20.51%

Net assets, end of period (000)	$121

Ratio of net expenses to average net assets	1.63%**
Ratio of net investment income (loss) to average net assets	0.36%**
Ratio of gross expenses to average net assets prior to expense reductions	1.63%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

^	Commencement of operations
142 ANNUAL REPORT Financial Highlights

Calamos International Growth Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,		March 16,
	Year	2006		2005^
	Ended	through	Year Ended	through
	October 31,	October 31,	March 31,	March 31,
	2007	2006	2006	2005

Net asset value, beginning of period	$13.34	$13.10	$9.76	$10.00

Income from investment operations:
Net investment income	0.06	0.03	0.07	0.01
Net realized and unrealized (loss) on investments	5.85	0.21	3.33	(0.25)

Total from investment operations	5.91	0.24	3.40	(0.24)

Distributions:
Dividends from net investment income	(0.05)	—	(0.06)	—
Dividends from net realized gains	(0.04)	—	—	—

Total distributions	(0.09)	—	(0.06)	—

Net asset value, end of period	$19.16	$13.34	$13.10	$9.76

Ratios and supplemental data:
Total return (a)	44.59%	1.83%	34.87%	(2.40%)

Net assets, end of period (000)	$270,864	$163,662	$127,471	43,722

Ratio of net expenses to average net assets	1.49%	1.52%*	1.62%	1.75%*
Ratio of net investment income (loss) to average net assets	0.40%	0.49%*	0.80%	2.00%*
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.53%*	1.62%	3.00%*

				March 16,
	Year	Year	Year	2005^
	Ended	Ended	Ended	through
	October 31,	October 31,	March 31,	March 31,
	2007	2006	2006	2005

Portfolio turnover rate	80.1%	39.5%	49.3%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 143

Calamos International Growth Fund

	CLASS B				CLASS C
		April 1,		March 16,		April 1,		March 16,
	Year	2006		2005^	Year	2006		2005^
	Ended	through	Year Ended	through	Ended	through	Year Ended	through
	October 31,	October 31,	March 31,	March 31,	October 31,	October 31,	March 31,	March 31,
	2007	2006	2006	2005	2007	2006	2006	2005

Net asset value, beginning of period	$13.20	$13.02	$9.76	$10.00	$13.18	$13.00	$9.76	$10.00

Income from investment operations:
Net investment income	(0.04)	(0.01)	0.01	0.01	(0.04)	(0.01)	0.02	0.01
Net realized and unrealized (loss) on investments	5.76	0.19	3.29	(0.25)	5.75	0.19	3.27	(0.25)

Total from investment operations	5.72	0.18	3.30	(0.24)	5.71	0.18	3.29	(0.24)

Distributions:
Dividends from net investment income	—	—	(0.04)	—	—	—	(0.05)	—
Dividends from net realized gains	(0.04)	—	—	—	(0.04)	—	—	—

Total distributions	(0.04)	—	(0.04)	—	(0.04)	—	(0.05)	—

Net asset value, end of period	$18.88	$13.20	$13.02	$9.76	$18.85	$13.18	$13.00	$9.76

Ratios and supplemental data:
Total return (a)	43.49%	1.38%	33.81%	(2.40%)	43.48%	1.38%	33.73%	(2.40%)

Net assets, end of period (000)	$40,659	$19,227	$11,928	$98	$96,202	$56,899	$38,959	$98

Ratio of net expenses to average net assets	2.24%	2.27%*	2.37%	2.50%*	2.24%	2.27%*	2.37%	2.50%*
Ratio of net investment income (loss) to average net assets	(0.35%)	(0.26%) *	0.05%	1.25%*	(0.35%)	(0.26%) *	0.05%	1.25%*
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.28%*	2.37%	3.75%*	2.24%	2.28%*	2.37%	3.75%*

	CLASS I				CLASS R
		April 1,		March 16,	March 1,
	Year	2006		2005^	2007^
	Ended	through	Year Ended	through	through
	October 31,	October 31,	March 31,	March 31,	October 31,
	2007	2006	2006	2005	2007

Net asset value, beginning of period	$13.37	$13.11	$9.76	$10.00	$14.19

Income from investment operations:
Net investment income	0.07	0.05	0.09	0.01	0.02
Net realized and unrealized (loss) on investments	5.90	0.21	3.33	(0.25)	4.92

Total from investment operations	5.97	0.26	3.42	(0.24)	4.94

Distributions:
Dividends from net investment income	(0.08)	—	(0.07)	—	—
Dividends from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.12)	—	(0.07)	—	—

Net asset value, end of period	$19.22	$13.37	$13.11	$9.76	$19.13

Ratios and supplemental data:
Total return (a)	45.01%	1.98%	35.13%	(2.40%)	34.81%

Net assets, end of period (000)	$157,986	$59,108	$52,011	$6,835	$135

Ratio of net expenses to average net assets	1.24%	1.27%*	1.37%	1.50%*	1.74%*
Ratio of net investment income (loss) to average net assets	0.65%	0.74%*	1.05%	2.25%*	0.15%*
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.28%*	1.37%	2.75%*	1.74%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized

^	Commencement of operations
144 ANNUAL REPORT Financial Highlights

Calamos Global Equity Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A		CLASS B		CLASS C		CLASS I		CLASS R
	March 1, 2007^		March 1, 2007^		March 1, 2007^		March 1, 2007^		March 1, 2007^
	through		through		through		through		through
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2007		2007		2007		2007

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment income (loss)	(0.02	)#	(0.08	)#	(0.08	)#	(0.00	)*#	(0.04	)#
Net realized and unrealized gain (loss) on investments	3.46		3.44		3.45		3.46		3.45

Total from investment operations	3.44		3.36		3.37		3.46		3.41

Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net asset value, end of period	$13.44		$13.36		$13.37		$13.46		$13.41

Ratios and supplemental data:
Total return (a)	34.40%		33.60%		33.70%		34.60%		34.10%

Net assets, end of period (000)	$42,097		$2,529		$3,261		$5,714		$1,341

Ratio of net expenses to average net assets	1.75	%**	2.50	%**	2.50	%**	1.50	%**	2.00	%**
Ratio of net investment income (loss) to average net assets	(0.30	%)**	(1.05	%)**	(1.05	%)**	(0.05	%)**	(0.55	%)**
Ratio of gross expenses to average net assets prior to expense reductions	1.92	%**	2.67	%**	2.67	%**	1.67	%**	2.17	%**

March 1 2007^
through
October 31,
2007

Portfolio turnover rate	45.78%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 145

Calamos Convertible Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$19.98	$19.98	$20.42	$22.18	$17.15	$18.85

Income from investment operations:
Net investment income (loss)	0.41 #	0.20 #	0.33	0.40	0.51	0.60
Net realized and unrealized gain (loss) on investments	2.33	0.32	1.78	(0.76)	5.13	(2.04)

Total from investment operations	2.74	0.52	2.11	(0.36)	5.64	(1.44)

Distributions:
Dividends from net investment income	(0.86)	(0.52)	(0.93)	(0.36)	(0.61)	(0.26)
Dividends from net realized gains	(1.09)	—	(1.62)	(1.04)	—	—
Total distributions	(1.95)	(0.52)	(2.55)	(1.40)	(0.61)	(0.26)

Net asset value, end of period	$20.77	$19.98	$19.98	$20.42	$22.18	$17.15

Ratios and supplemental data:
Total Return (a)	14.80%	2.70%	10.97%	(1.69%)	33.16%	(7.63%)

Net assets, end of period (000)	$297,122	$356,203	$400,392	$498,262	$629,461	$550,035

Ratio of net expenses to average net assets	1.13%	1.12%*	1.12%	1.11%	1.15%	1.20%
Ratio of net investment income (loss) to average net assets	2.11%	1.78%*	1.85%	1.80%	2.36%	3.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.12%*	1.12%	1.11%	1.15%	1.20%

		April 3,
		2006
	Year Ended	Through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Portfolio turnover rate	92.7%	33.7%	63.4%	50.6%	67.0%	35.6%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net Investment income allocated based on average shares method.

*	Annualized
146 ANNUAL REPORT Financial Highlights

Calamos Convertible Fund

	CLASS B
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$23.02	$22.90	$23.04	$24.88	$19.18	$21.10

Income from investment operations:
Net investment income (loss)	0.31 #	0.14 #	0.24	0.26	0.37	0.50
Net realized and unrealized gain (loss) on investments	2.71	0.37	1.99	(0.84)	5.77	(2.26)

Total from investment operations	3.02	0.51	2.23	(0.58)	6.14	(1.76)

Distributions:
Dividends from net investment income	(0.68)	(0.39)	(0.75)	(0.22)	(0.44)	(0.16)
Dividends from net realized gains	(1.09)	—	(1.62)	(1.04)	—	—

Total distributions	(1.77)	(0.39)	(2.37)	(1.26)	(0.44)	(0.16)

Net asset value, end of period	$24.27	$23.02	$22.90	$23.04	$24.88	$19.18

Ratios and supplemental data:
Total Return (a)	13.91%	2.24%	10.18%	(2.43%)	32.16%	(8.32%)

Net assets, end of period (000)	$129,258	$153,263	$171,282	$194,383	$229,323	$177,823

Ratio of net expenses to average net assets	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%
Ratio of net investment income (loss) to average net assets	1.36%	1.03%*	1.10%	1.05%	1.61%	3.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%

	CLASS C
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$20.02	$19.99	$20.42	$22.22	$17.19	$18.94

Income from investment operations:
Net investment income (loss)	0.27 #	0.12 #	0.18	0.23	0.33	0.47
Net realized and unrealized gain (loss) on investments	2.33	0.32	1.79	(0.76)	5.16	(2.05)

Total from investment operations	2.60	0.44	1.97	(0.53)	5.49	(1.58)

Distributions:
Dividends from net investment income	(0.71)	(0.41)	(0.78)	(0.23)	(0.46)	(0.17)
Dividends from net realized gains	(1.09)	—	(1.62)	(1.04)	—	—

Total distributions	(1.80)	(0.41)	(2.40)	(1.27)	(0.46)	(0.17)

Net asset value, end of period	$20.82	$20.02	$19.99	$20.42	$22.22	$17.19

Ratios and supplemental data:
Total Return (a)	13.93%	2.23%	10.20%	(2.45%)	32.11%	(8.32%)

Net assets, end of period (000)	$268,809	$310,918	$346,000	$415,044	$522,146	$422,336

Ratio of net expenses to average net assets	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%
Ratio of net investment income (loss) to average net assets	1.36%	1.03%*	1.10%	1.05%	1.61%	3.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net Investment income allocated based on average shares method.

*	Annualized
Financial Highlights ANNUAL REPORT 147

Calamos Convertible Fund

	CLASS I
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$18.98	$19.01	$19.55	$21.29	$16.49	$18.13

Income from investment operations:
Net investment income (loss)	0.44 #	0.22 #	0.35	0.43	0.51	0.66
Net realized and unrealized gain (loss) on investments	2.20	0.30	1.72	(0.73)	4.95	(2.01)

Total from investment operations	2.64	0.52	2.07	(0.30)	5.46	(1.35)

Distributions:
Dividends from net investment income	(0.91)	(0.55)	(0.99)	(0.40)	(0.66)	(0.29)
Dividends from net realized gains	(1.09)	—	(1.62)	(1.04)	—	—

Total distributions	(2.00)	(0.55)	(2.61)	(1.44)	(0.66)	(0.29)

Net asset value, end of period	$19.62	$18.98	$19.01	$19.55	$21.29	$16.49

Ratios and supplemental data:
Total Return (a)	15.11%	2.83%	11.31%	(1.47%)	33.45%	(7.44%)

Net assets, end of period (000)	$17,781	$21,126	$26,304	$35,235	$51,614	$38,852

Ratio of net expenses to average net assets	0.88%	0.87%*	0.87%	0.86%	0.90%	0.95%
Ratio of net investment income (loss) to average net assets	2.36%	2.03%*	2.10%	2.05%	2.61%	4.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.87%*	0.87%	0.86%	0.90%	0.95%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$19.04

Income from investment operations:
Net investment income (loss)	0.24 #
Net realized and unrealized gain (loss) on investments	2.03

Total from investment operations	2.27

Distributions:
Dividends from net investment income	(0.56)
Dividends from net realized gains	—

Total distributions	(0.56)

Net asset value, end of period	$20.75

Ratios and supplemental data:
Total Return (a)	12.08%

Net assets, end of period (000)	$112

Ratio of net expenses to average net assets	1.38%*
Ratio of net investment income (loss) to average net assets	1.86%*
Ratio of gross expenses to average net assets prior to expense reductions	1.38%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net Investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
148 ANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$12.77	$12.67	$13.02	$14.45	$14.14	$13.72

Income from investment operations:
Net investment income (loss)	0.47 #	0.30 #	0.55 #	0.33	0.51	0.50
Net realized and unrealized gain (loss) on investments	0.51	0.13	0.09	(0.46)	0.87	0.46

Total from investment operations	0.98	0.43	0.64	(0.13)	1.38	0.96

Distributions:
Dividends from net investment income	(0.44)	(0.33)	(0.99)	(0.82)	(0.76)	(0.54)
Dividends from net realized gains	—	—	—	(0.48)	(0.31)	(0.00) *

Total distributions	(0.44)	(0.33)	(0.99)	(1.30)	(1.07)	(0.54)

Net asset value, end of period	$13.31	$12.77	$12.67	$13.02	$14.45	$14.14

Ratios and supplemental data:
Total Return (a)	7.81%	3.45%	5.20%	(1.03%)	10.11%	7.11%

Net assets, end of period (000)	$1,012,912	$497,161	$254,292	$279,737	$402,820	$463,466

Ratio of net expenses to average net assets (b)	1.18%	1.25%**	1.57%	1.32%	1.51%	1.53%
Ratio of net investment income (loss) to average net assets	3.63%	4.03%**	4.34%	3.45%	3.64%	3.67%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.19%	1.25%**	1.57%	1.32%	1.51%	1.53%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Portfolio turnover rate	104.7%	78.4%	137.1%	74.4%	123.0%	116.9%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distribu-tions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.08%, 0.10%, 0.43%, 0.18%, 0.36%, and 0.34%, for the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, and 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized
Financial Highlights ANNUAL REPORT 149

Calamos Market Neutral Income Fund

	CLASS B
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$13.31	$13.18	$13.51	$14.95	$14.60	$14.16

Income from investment operations:
Net investment income (loss)	0.39 #	0.25 #	0.47 #	0.33	0.42	0.42
Net realized and unrealized gain (loss) on investments	0.53	0.14	0.08	(0.56)	0.89	0.46

Total from investment operations	0.92	0.39	0.55	(0.23)	1.31	0.88

Distributions:
Dividends from net investment income	(0.33)	(0.26)	(0.88)	(0.73)	(0.65)	(0.44)
Dividends from net realized gains	—	—	—	(0.48)	(0.31)	(0.00) *

Total distributions	(0.33)	(0.26)	(0.88)	(1.21)	(0.96)	(0.44)

Net asset value, end of period	$13.90	$13.31	$13.18	$13.51	$14.95	$14.60

Ratios and supplemental data:
Total Return (a)	7.04%	3.00%	4.33%	(1.66%)	9.22%	6.28%

Net assets, end of period (000)	$52,502	$$46,453	$35,076	$40,019	$$50,429	$55,186

Ratio of net expenses to average net assets (b)	1.93%	2.00%**	2.32%	2.07%	2.26%	2.28%
Ratio of net investment income (loss) to average net assets	2.88%	3.28%**	3.59%	2.70%	2.89%	2.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.94%	2.00%**	2.32%	2.07%	2.26%	2.28%

	CLASS C
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$12.93	$12.83	$13.17	$14.61	$14.29	$13.87

Income from investment operations:
Net investment income (loss)	0.38 #	0.25 #	0.46 #	0.24	0.41	0.41
Net realized and unrealized gain (loss) on investments	0.51	0.12	0.08	(0.47)	0.87	0.46

Total from investment operations	0.89	0.37	0.54	(0.23)	1.28	0.87

Distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.88)	(0.73)	(0.65)	(0.45)
Dividends from net realized gains	—	—	—	(0.48)	(0.31)	(0.00) *

Total distributions	(0.34)	(0.27)	(0.88)	(1.21)	(0.96)	(0.45)

Net asset value, end of period	$13.48	$12.93	$12.83	$13.17	$14.61	$14.29

Ratios and supplemental data:
Total Return (a)	7.01%	2.97%	4.37%	(1.69%)	9.24%	6.29%

Net assets, end of period (000)	$$457,924	$$309,142	$$162,218	$$129,352	$$185,568	$$204,105

Ratio of net expenses to average net assets (b)	1.93%	2.00%**	2.32%	2.07%	2.26%	2.28%
Ratio of net investment income (loss) to average net assets	2.88%	3.28%**	3.59%	2.70%	2.89%	2.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.94%	2.00%**	2.32%	2.07%	2.26%	2.28%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.08%, 0.10%, 0.43%, 0.18%, 0.36%, and 0.34%, for the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, and 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized
150 ANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

	CLASS I
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$12.67	$12.57	$12.92	$14.34	$14.05	$13.63

Income from investment operations:
Net investment income (loss)	0.50 #	0.31 #	0.57 #	0.54	0.56	0.54
Net realized and unrealized gain (loss) on investments	0.51	0.14	0.10	(0.63)	0.84	0.46

Total from investment operations	1.01	0.45	0.67	(0.09)	1.40	1.00

Distributions:
Dividends from net investment income	(0.47)	(0.35)	(1.02)	(0.85)	(0.80)	(0.58)
Dividends from net realized gains	—	—	—	(0.48)	(0.31)	(0.00) *

Total distributions	(0.47)	(0.35)	(1.02)	(1.33)	(1.11)	(0.58)

Net asset value, end of period	$13.21	$12.67	$12.57	$12.92	$14.34	$14.05

Ratios and supplemental data:
Total Return (a)	8.12%	3.62%	5.56%	(0.76%)	10.32%	7.40%

Net assets, end of period (000)	$24,954	$14,450	$7,830	$39,561	$40,969	$39,257

Ratio of net expenses to average net assets (b)	0.93%	1.00%**	1.32%	1.07%	1.26%	1.28%
Ratio of net investment income (loss) to average net assets	3.88%	4.28%**	4.59%	3.70%	3.89%	3.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	0.94%	1.00%**	1.32%	1.07%	1.26%	1.28%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$$12.84

Income from investment operations:
Net investment income (loss)	0.30 #
Net realized and unrealized gain (loss) on investments	0.40

Total from investment operations	0.70

Distributions:
Dividends from net investment income	(0.23)
Dividends from net realized gains	—

Total distributions	(0.23)

Net asset value, end of period	$$13.31

Ratios and supplemental data:
Total Return (a)	5.47%

Net assets, end of period (000)	$105

Ratio of net expenses to average net assets (b)	1.43%**
Ratio of net investment income (loss) to average net assets	3.38%**
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.44%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.08%, 0.10%, 0.43%, 0.18%, 0.36%, and 0.34%, for the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, and 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights ANNUAL REPORT 151

Calamos High Yield Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.71	$10.83	$10.75	$10.86	$9.60	$9.85

Income from investment operations:
Net investment income (loss)	0.61	0.34	0.60	0.67	0.69	0.48
Net realized and unrealized gain (loss) on investments	0.34	0.00	0.33	(0.07)	1.28	(0.26)

Total from investment operations	0.95	0.34	0.93	0.60	1.97	0.22

Distributions:
Dividends from net investment income	(0.64)	(0.46)	(0.72)	(0.56)	(0.71)	(0.47)
Dividends from net realized gains	(0.06)	—	(0.13)	(0.15)	—	—

Total distributions	(0.70)	(0.46)	(0.85)	(0.71)	(0.71)	(0.47)

Net asset value, end of period	$10.96	$10.71	$10.83	$10.75	$10.86	$9.60

Ratios and supplemental data:
Total Return (a)	9.16%	3.32%	9.11%	5.67%	20.87%	2.53%

Net assets, end of period (000)	$186,816	$$147,400	$152,382	$119,798	$97,993	$45,265

Ratio of net expenses to average net assets	1.19%	1.17%*	1.19%	1.24%	1.30%	1.75%
Ratio of net investment income (loss) to average net assets	5.39%	5.50%*	5.70%	6.26%	7.04%	7.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.17%*	1.19%	1.24%	1.30%	1.96%

		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Portfolio turnover rate	74.1%	27.1%	73.1%	39.7%	44.2%	33.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized
152 ANNUAL REPORT Financial Highlights

Calamos High Yield Fund

	CLASS B
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$11.00	$11.10	$10.99	$11.11	$9.82	$10.07

Income from investment operations:
Net investment income (loss)	0.50	0.31	0.54	0.61	0.63	0.45
Net realized and unrealized gain (loss) on investments	0.39	(0.01)	0.34	(0.08)	1.29	(0.28)

Total from investment operations	0.89	0.30	0.88	0.53	1.92	0.17

Distributions:
Dividends from net investment income	(0.55)	(0.40)	(0.64)	(0.50)	(0.63)	(0.42)
Dividends from net realized gains	(0.06)	—	(0.13)	(0.15)	—	—

Total distributions	(0.61)	(0.40)	(0.77)	(0.65)	(0.63)	(0.42)

Net asset value, end of period	$11.28	$11.00	$11.10	$10.99	$11.11	$9.82

Ratios and supplemental data:
Total Return (a)	8.32%	2.84%	8.37%	4.83%	19.89%	1.91%

Net assets, end of period (000)	$27,806	$33,499	$31,960	$28,228	$26,657	$14,166

Ratio of net expenses to average net assets	1.94%	1.92%*	1.94%	1.99%	2.05%	2.50%
Ratio of net investment income (loss) to average net assets	4.64%	4.75%*	4.95%	5.51%	6.29%	6.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.92%*	1.94%	1.99%	2.05%	2.71%

	CLASS C
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.95	$11.05	$10.94	$11.06	$9.78	$10.04

Income from investment operations:
Net investment income (loss)	0.48	0.30	0.54	0.61	0.62	0.47
Net realized and unrealized gain (loss) on investments	0.40	—	0.33	(0.08)	1.29	(0.31)

Total from investment operations	0.88	0.30	0.87	0.53	1.91	0.16

Distributions:
Dividends from net investment income	(0.55)	(0.40)	(0.63)	(0.50)	(0.63)	(0.42)
Dividends from net realized gains	(0.06)	—	(0.13)	(0.15)	—	—

Total distributions	(0.61)	(0.40)	(0.76)	(0.65)	(0.63)	(0.42)

Net asset value, end of period	$11.22	$10.95	$11.05	$10.94	$11.06	$9.78
Ratios and supplemental data:
Total Return (a)	8.27%	2.85%	8.37%	4.87%	19.88%	1.84%

Net assets, end of period (000)	$48,377	$60,486	$65,089	$70,922	$67,593	$30,324

Ratio of net expenses to average net assets	1.94%	1.92%*	1.94%	1.99%	2.05%	2.50%
Ratio of net investment income (loss) to average net assets	4.64%	4.75%*	4.95%	5.51%	6.29%	6.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.92%*	1.94%	1.99%	2.05%	2.71%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized
Financial Highlights ANNUAL REPORT 153

Calamos High Yield Fund

	CLASS I
		April 1,
	Year	2006
	Ended	through
	October 31,	October 31,	Year Ended March 31,
	2007	2006	2006	2005	2004	2003

Net asset value, beginning of period	$10.71	$10.84	$10.75	$10.85	$9.60	$9.84

Income from investment operations:
Net investment income (loss)	0.60	0.33	0.64	0.82	0.77	0.61
Net realized and unrealized gain (loss) on investments	0.38	0.02	0.33	(0.19)	1.21	(0.37)

Total from investment operations	0.98	0.35	0.97	0.63	1.98	0.24

Distributions:
Dividends from net investment income	(0.67)	(0.48)	(0.75)	(0.58)	(0.73)	(0.48)
Dividends from net realized gains	(0.06)	—	(0.13)	(0.15)	—	—

Total distributions	(0.73)	(0.48)	(0.88)	(0.73)	(0.73)	(0.48)

Net asset value, end of period	$10.96	$10.71	$10.84	$10.75	$10.85	$9.60

Ratios and supplemental data:
Total Return (a)	9.43%	3.50%	9.39%	5.96%	21.04%	2.83%

Net assets, end of period (000)	$9,109	$2,455	$1,947	$1,874	$2,717	$2,272

Ratio of net expenses to average net assets	0.94%	0.92%*	0.94%	0.99%	1.05%	1.50%
Ratio of net investment income (loss) to average net assets	5.64%	5.75%*	5.95%	6.51%	7.29%	7.32%
Ratio of gross expenses to average net assets prior to expense reductions	0.95%	0.92%*	0.94%	0.99%	1.05%	1.71%

CLASS R
March 1, 2007^
through
October 31,
2007

Net asset value, beginning of period	$$10.84

Income from investment operations:
Net investment income (loss)	0.37
Net realized and unrealized gain (loss) on investments	0.13

Total from investment operations	0.50

Distributions:
Dividends from net investment income	(0.39)
Dividends from net realized gains	—

Total distributions	(0.39)

Net asset value, end of period	$$10.95

Ratios and supplemental data:
Total Return (a)	4.69%

Net assets, end of period (000)	$105

Ratio of net expenses to average net assets	1.44%*
Ratio of net investment income (loss) to average net assets	5.14%*
Ratio of gross expenses to average net assets prior to expense reductions	1.45%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Annualized

^	Commencement of operations
154 ANNUAL REPORT Financial Highlights

Total Return Bond Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2007, October 31, 2006, and March 31, 2006. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	June 27, 2007^	June 27, 2007^	June 27, 2007^	June 27, 2007^	June 27, 2007^
	through	through	through	through	through
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007	2007

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	0.15	0.12	0.12	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.25	0.25	0.25	0.24	0.25

Total from investment operations	0.40	0.37	0.37	0.40	0.39

Distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.12)	(0.16)	(0.14)
Dividends from net realized gains	—	—	—	—	—

Total distributions	(0.15)	(0.12)	(0.12)	(0.16)	(0.14)

Net asset value, end of period	$10.25	$10.25	$10.25	$10.24	$10.25

Ratios and supplemental data:
Total return (a)	4.00%	3.74%	3.74%	4.06%	3.91%

Net assets, end of period (000)	$39,590	$1,983	$1,527	$33,698	$1,039

Ratio of net expenses to average net assets	0.90%*	1.65%*	1.65%*	0.65%*	1.15%*
Ratio of net investment income (loss) to average net assets	4.11%*	3.36%*	3.36%*	4.36%*	3.86%*
Ratio of gross expenses to average net assets prior to expense reductions	1.66%*	2.41%*	2.41%*	1.41%*	1.91%*

June 27,
2007^
through
October 31,
2007
2007

Portfolio turnover rate	235.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Commencement of operations

*	Annualized
Financial Highlights ANNUAL REPORT 155

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Investment Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund (the “Funds”), portfolios of Calamos Investment Trust, as of October 31, 2007, the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each year or for each period ended on or after March 31, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for periods ended prior to March 31, 2006 were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above included in the Calamos Investment Trust as of October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
December 14, 2007
156 ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (Unaudited)
The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.
In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
During the six months ended October 31, 2007, the Board, including all of the Independent Trustees, approved an amendment to the management agreement to add Calamos Total Return Bond Fund as a new Fund covered by the terms of the agreement. That amendment was approved at a meeting of the Board on May 16; and at a meeting on June 22, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At the meeting held on June 22, the Trustees, including all of the Independent Trustees, approved continuation of the management agreement with respect to all of the Funds through July 31, 2008, subject to possible earlier termination as provided in the agreement.
In considering the amendments and continuation of the management agreement, the Trustees reviewed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees’ determinations. However, the material factors and conclusions that formed the basis for the Trustees’ determinations to approve the amendments and the continuation of the management agreement are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of Calamos Advisors’ services to the Funds, taking into account each Fund’s investment objective and strategy and their knowledge gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed Calamos Advisors’ resources and key personnel, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. In addition, the Trustees considered compliance reports from the Trust’s Chief Compliance Officer.
The Trustees concluded that the nature, quality and extent of the services provided or to be provided to each Fund by Calamos Advisors were appropriate and consistent with the terms of the management agreement and that each Fund was likely to benefit from the continued provision of those services.
Trustee Approval of Management Agreement ANNUAL REPORT 157

Trustee Approval of Management Agreement (Unaudited)
Performance of the Funds
The Trustees considered the performance results over various time periods for each Fund that had commenced operations prior to May 1, 2007. They reviewed information comparing the performance of each of those Funds with the performance of a universe of comparable funds identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s respective benchmark. The Trustees discussed Fund performance with representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials.
The Trustees noted that the long-term performance of each of the seven Funds that had been in operation for five or more years compared favorably with its corresponding universe, with five of those Funds placing in the top quintile among the universe for the longest period reported by Lipper for that Fund. They also noted that, for the most recent one- and three-year periods, the performance of most of the Funds had lagged the median performance of the Funds’ respective universes of comparable funds. They considered management’s assertion that the recent underperformance of most of the Funds was a function of Calamos Advisors’ adherence to its investment strategy for each Fund and the recent performance of most of the securities markets. The Trustees also noted that Multi-Fund Blend and Global Equity Fund each had less than three years of performance data, and thus did not have as long a performance record as some of the other Funds, and that Total Return Bond Fund had not yet commenced operations. However, the Trustees discussed the fact that Multi-Fund Blend’s portfolio of investments consists of investments in other Funds managed by Calamos Advisors, the “Underlying Funds,” for which performance information was reviewed, and that Multi-Fund Blend’s performance depended on the performance of the Underlying Funds.
The Trustees concluded that, although past performance is not necessarily indicative of future results, the favorable longer-term performance record of most of the Funds with such a performance history and the positive short-term performance records of Global Equity Fund and Market Neutral Income Fund were important factors in the Trustees’ evaluation of the quality of services provided by Calamos Advisors under the management agreement.
Costs of Services and Profits Realized by Calamos Advisors
The Trustees examined information regarding the fees and expenses of each Fund in comparison to corresponding information for comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that the expense ratios and the rates of management fees paid by most of the Funds were greater than the median expense ratios and management fee rates of the Funds’ respective Lipper peer groups.
The Trustees also reviewed the rates of management fees charged by Calamos Advisors to its separate accounts and to its subadvised funds (for which Calamos Advisors provides portfolio management services only). Although in most instances its sub-advisory fees, and in many instances its separate account fees, for various investment strategies are lower than the management fees charged to the Funds with corresponding strategies, the Trustees noted that Calamos Advisors performs significant additional services for the Funds that it does not provide to those other clients. Those services include administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services. The Trustees also considered that, in serving the Funds, Calamos Advisors assumes many risks that it does not assume in servicing its other clients.
The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
158 ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (Unaudited)
The Trustees reviewed information on the profitability of Calamos Advisors in serving as each Fund’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and Calamos Advisors’ other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the particular manager’s organizational structure, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors with respect to each Fund in relation to the services rendered was not unreasonable.
The Trustees concluded that the management fees payable by each Fund to Calamos Advisors were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that each Fund’s overall expense ratio was reasonable in light of the quality and extent of services provided by Calamos Advisors, the size of the Fund and the Fund’s investment performance.
Economies of Scale
The Trustees received and discussed information concerning whether Calamos Advisors realizes economies of scale as a Fund’s assets increase. The Trustees recognized that breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, could result in the sharing of economies of scale as Fund assets increase. The Trustees also considered Calamos Advisors’ agreement to reimburse each Fund for a portion of its expenses if the Fund’s expense ratio otherwise would exceed a specified level. The Trustees concluded that the fee schedule for each Fund, other than Multi-Fund Blend, provides for a sharing of economies of scale at various asset levels.
Other Benefits to Calamos Advisors
The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Funds. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefor, the Funds and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees also considered Calamos Advisors’ use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Calamos Advisors. The Trustees concluded, based on reports from the Funds’ Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.
At the May 16 meeting, after full consideration of the above factors with respect to Total Return Bond Fund as well as other factors that were instructive in considering that Fund’s management arrangement, the Trustees, including all of the Independent Trustees, approved the amendment of the management agreement to add Total Return Bond Fund as a series covered by the management agreement. At the June 22 meeting, after full consideration of the above factors as well as other factors that were instructive in considering the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of each Fund and its shareholders.
Trustee Approval of Management Agreement ANNUAL REPORT 159

Tax Information (Unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2007:

				Global Growth
Growth	Growth and	Value	Blue Chip	and Income
Fund	Income Fund	Fund	Fund	Fund

$628,194,268	$346,627,313	$5,444,467	$435,765	$25,254,024

International
Growth	Convertible	High Yield
Fund	Fund	Fund

$36	$89,038,479	$1,010,900
Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2007:

				Global
Growth	Growth and	Value	Blue Chip	Growth and
Fund	Income Fund	Fund	Fund	Income Fund

$81,394,384	$41,900,577	$1,882,868	$2,572,605	$7,937,609

International			Market
Growth	Global Equity	Convertible	Neutral Income	High Yield
Fund	Fund	Fund	Fund	Fund

$5,970,439	$289,468	$3,080,216	$10,927,302	$682,461
Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2007:

			Global Growth
Growth and	Value	Blue Chip	and Income	Global Equity
Income Fund	Fund	Fund	Fund	Fund

41%	1%	100%	100%	100%

	Market
Convertible	Neutral Income	High Yield
Fund	Fund	Fund

8%	21%	3%
160 ANNUAL REPORT Tax Information

Tax Information (Unaudited)
Under Section 853 of the Code, Global Growth and Income Fund, International Growth Fund and Global Equity Fund have elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign taxes paid per share for the fiscal period ended October 31, 2007, are as follows:
GLOBAL GROWTH AND INCOME FUND
For the tax year ended 10/31/07

Country	Gross Foreign Income	Taxes Paid

Australia	0.00163	0.00000
Belgium	0.00169	0.00025
Bermuda	0.00053	0.00000
Canada	0.00036	0.00005
China	0.00090	0.00000
Cyprus	0.00195	0.00029
Finland	0.00678	0.00102
France	0.00193	0.00000
Germany	0.00324	0.00024
Hong Kong	0.00039	0.00000
India	0.00085	0.00000
Japan	0.01424	0.00099
Luxembourg	0.00202	0.00000
Mexico	0.00536	0.00000
Netherlands	0.00217	0.00025
Spain	0.00251	0.00038
Sweden	0.00273	0.00041
Switzerland	0.01285	0.00132
Taiwan	0.00061	0.00000
United Kingdom	0.01103	0.00000
Totals	0.07377	0.00520

INTERNATIONAL GROWTH FUND
For the tax year ended 10/31/07

Country	Gross Foreign Income	Taxes Paid

Australia	0.01657	0.00000
Belgium	0.00342	0.00051
Bermuda	0.02247	0.00000
Brazil	0.00186	0.00006
Canada	0.00121	0.00018
Cyprus	0.00564	0.00085
Denmark	0.00151	0.00023
Finland	0.00219	0.00033
Germany	0.00899	0.00135
Greece	0.00470	0.00000
Hong Kong	0.00484	0.00000
India	0.00164	0.00000
Ireland	0.00432	0.00000
Italy	0.00116	0.00017
Japan	0.03528	0.00247
Mexico	0.01256	0.00000
Tax Information ANNUAL REPORT 161

Tax Information (Unaudited)

Country	Gross Foreign Income	Taxes Paid

Norway	0.00468	0.00070
Netherlands	0.00402	0.00060
Singapore	0.01407	0.00000
South Africa	0.01049	0.00000
Spain	0.00604	0.00091
Sweden	0.00636	0.00095
Switzerland	0.01774	0.00257
Taiwan	0.00284	0.00000
United Kingdom	0.05307	0.00000
Totals	0.24767	0.01188

GLOBAL EQUITY FUND
For the tax year ended 10/31/07

Country	Gross Foreign Income	Taxes Paid

Australia	0.00404	0.00000
Belgium	0.00216	0.00032
Bermuda	0.00576	0.00000
Canada	0.00023	0.00003
Cayman Islands	0.00150	0.00000
Cyprus	0.00140	0.00021
Finland	0.00141	0.00021
Germany	0.00159	0.00024
Greece	0.00139	0.00000
Hong Kong	0.00178	0.00000
India	0.00080	0.00000
Ireland	0.00274	0.00000
Japan	0.01624	0.00114
Mexico	0.00815	0.00000
Norway	0.00161	0.00024
Netherlands	0.00148	0.00022
Singapore	0.00588	0.00000
Spain	0.00324	0.00049
Sweden	0.00363	0.00054
Switzerland	0.00644	0.00097
Taiwan	0.00111	0.00000
United Kingdom	0.00573	0.00000
Totals	0.07831	0.00461

162 ANNUAL REPORT Tax Information

Trustees & Officers
The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at October 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen by Trustee	and Other Directorships Held

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 67*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 70	Trustee (since 2001)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since 2002)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since 2001)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 63	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 94 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.
The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.
Trustees & Officers ANNUAL REPORT 163

Trustees & Officers
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	and Other Directorships Held

Nimish S. Bhatt, 44	Treasurer (since 2004)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since 2001)	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Mark Mickey, 56	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.
164 ANNUAL REPORT Trustees & Officers

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This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2008, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2007. The managers' views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

MFANR 1631 2007

CALAMOS®

Investment strategies for
your serious money™

Calamos Government Money Market Fund

Annual Report October 31, 2007

Managing Your Calamos Funds Investments
CALAMOS INVESTMENTS offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
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800.823.7386
Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.
•	Get fund prices and account balances

•	Review recent transactions

•	Order statements, literature and more
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866.915.0373
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
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Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your annual report for the year ended October 31, 2007. We always appreciate any chance to correspond with you and hope that you will carefully review the accompanying materials. This report includes market and fund commentary from our investment team, a listing of portfolio holdings and financial and data highlights, as well as detailed information regarding performance and composition.
In May, as an extension of our investment capabilities, we introduced the Calamos Government Money Market Fund. The Fund invests exclusively in U.S.
Government obligations, including U.S. Treasury bills, notes, bonds, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements backed by such obligations.
At Calamos Investments, our investment approach focuses on building wealth over full market cycles. Our goal is to position our funds to participate in upward moving markets and to preserve capital during down markets. The Government Money Market Fund has been unaffected by the recent credit market turmoil, providing investment safety for institutional investors. We have a great deal of confidence in our investment philosophy and process.
As always, we remain focused on managing risk and enhancing return potential through full market cycles. By continuing our course—one defined by a dedication to risk management—we believe we are well positioned to build wealth for investors who have entrusted us with their savings.
Should you have any questions about your portfolio, please contact your financial advisor, or contact us at 866.915.0373, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. Please visit our website at www.calamos.com to access market commentaries, sign up for e-delivery of reports, receive fund information and learn more about our investment process.
We thank you for your continued trust and look forward to helping you achieve your financial goals in the years to come.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

Government Money Market Fund
Letter to Shareholders ANNUAL REPORT	1

Introducing
Calamos Government Money Market Fund
This Fund seeks current income consistent with liquidity and stability of capital by investing exclusively in U.S. Government obligations. The Fund recently received AAAm and Aaa ratings from Standard & Poor’s and Moody’s, respectively.
FUND NASDAQ SYMBOL

I Shares	CGIXX
FUND CUSIP NUMBER

I Shares	128119328
Inception
May 16, 2007
Purchase Requirements
Minimum initial investment of $1,000,000; no minimum requirement for subsequent purchases
Fund Objective
Seeks maximum current income consistent with liquidity and stability of capital
Highlights
•	Invests exclusively in U.S. Government obligations, including U.S. Treasury bills, notes, bonds, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements backed by such obligations
•	Aims to take advantage of interest rate increases and preserve yield in interest rate decreases
•	Seeks to maintain an expense ratio consistent with that of top government money market funds, with the expense ratio capped at 0.27%
•	Seasoned investment team contributes
DATA AS OF 10/31/07

Total Net Assets	$857,974,951

Asset Allocation
U.S. Government Agency — Interest Bearing	39.5%
U.S. Government Agency — Discount Notes	5.1%
Repurchase Agreements	56.4%
Cash and Receivables/Payables	-1.0%

Yield Information as of 10/31/07*
Daily Yield	4.71%
SEC 7-Day Yield	4.75%
SEC 30-Day Yield	4.77%
Average Days to Maturity	41.0

*	For current information, please go to our website at www.calamos.com.

Maturity Schedule
1 day	34.0%
2-7 days	31.8
8-30 days	7.0
31-60 days	6.8
61-90 days	4.4
91-180 days	7.7
180+ days	8.3
Rated AAAm by S&P†
The Fund has received a rating of AAAm from Standard & Poor’s. This rating indicates S&P’s opinion that the Fund offers extremely strong capacity to maintain principal stability and to limit exposure to loss due to credit, market and/or liquidity risks.
Rated Aaa by Moody’s†
The Fund has received a rating of Aaa from Moody’s. Moody’s stated that the rating reflects the strong overall credit quality of the Fund’s investments, the highly liquid portfolio structure, and the conservative investment guidelines and practices of the advisor. The rating also reflects the Fund’s effective operations controls and compliance procedures.

†	Standard & Poor’s and Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. Contact 800.582.6959 for a prospectus containing this and other information. Read it carefully.

2	Government Money Market Fund ANNUAL REPORT About the Government Money Market Fund

Investment Team Commentary

For more ongoing commentary about our views on the cash markets, we invite you to visit www.calamos.com, where we regularly publish our Money Market Outlook and Review.

The Investment Management Team discusses the market environment during the reporting period, as well as the Fund’s performance and positioning.
Calamos Government Money Market Fund — Class I shares* began operations on May 16, 2007. From its inception through the close of the reporting period, the Fund met its objective of maximizing current income consistent with liquidity and stability of capital. The Fund’s total return since inception through October 31, 2007 was 2.33%.
During the period, the money markets were influenced by credit stresses related to sub-prime mortgages. In reaction to the deterioration in financial markets and its potential adverse impact on economic growth, the Federal Reserve reduced its federal funds target rate by 50 basis points in September, and then followed with a second reduction of 25 basis points in October. These moves brought the target rate to 4.50% at the close of the reporting period.
Calamos Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements backed by such obligations. As a result, the Fund was not impacted by the financial stresses that affected the asset-backed commercial paper market and other non-government fixed-income instruments.
As the Fund’s universe of eligible investments comprises the highest-quality cash instruments, the Fund was affected by the Federal Reserve’s actions during the period. This occurred because of a flight to quality toward U.S. government investments. Generally speaking, the average weighted maturity for institutional money funds covers a range of 15 to 45 days. The Fund stayed toward the longer end of its maturity range, to capture yield opportunities while still maintaining optimal liquidity and stability of principal.
We believe the Federal Reserve’s actions were an appropriate and forward-looking response to counter the credit stresses hindering the normal functioning of financial markets and threatening to reduce the pace of economic activity. In regard to the latter, recent growth has been respectable. The annualized rate of growth of real gross domestic product was 3.8% in the second quarter and 3.9% in the third quarter. However, markets are guided by expectations rather than recent history and lower growth is anticipated. We would expect short-term interest rates to trend modestly lower because monetary policy is still restrictive, given the likelihood for more muted economic growth and minimal inflation pressures.
We believe the stresses recently witnessed in the credit markets underscore the value of Calamos Government Money Market Fund’s high-quality, highly liquid cash management portfolio. Although uncertainty persists in many sectors of the credit market, we enter the Fund’s next fiscal year with a high degree of confidence about the prospects of the Calamos Government Money Market Fund.

*	Class I shares are offered to institutions only; other entities, such as investment companies, may purchase shares under certain circumstances. Please see the prospectus for more information.
This report is presented for informational purposes and should not be considered investment advice.

Government Money Market Fund	3
Investment Team Commentary ANNUAL REPORT

Expense Overview
As a shareholder of a mutual fund, you will incur transaction costs and ongoing costs, including management fees, and other fund expenses such as audit, legal and custodian fees.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 16, 2007 to October 31, 2007. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts of each Fund’s chart:
Actual
In this part of the chart, you’ll see the actual expenses you would have on a $1,000 investment made at the beginning of the period and held for the entire period from May 16, 2007 to October 31, 2007, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. (In this example, you would multiply 8.6 times the figure.)
Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from the inception date, May 16, 2007 to October 31, 2007, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4	Government Money Market Fund ANNUAL REPORT Expense Overview

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 16, 2007 and held through October 31, 2007.

CLASS I
CALAMOS GOVERNMENT MONEY MARKET FUND**	SHARES

Actual Expenses per $1,000*	$1.22
Ending Value	$1,023.30

Hypothetical Expenses per $1,000*	$1.22
Ending Value	$1,021.95

Annualized Expense Ratio	0.26%

*	For Calamos Government Money Market Fund, Class I Shares, the expenses are multiplied by 169/365. Calamos Government Money Market Fund commenced operations on 05/16/2007.

**	Annualized Expense Ratio for Calamos Government Money Market Fund is adjusted to reflect fee waiver.

Government Money Market Fund	5
Expense Overview ANNUAL REPORT

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

U.S. GOVERNMENT AGENCY SECURITIES — INTEREST BEARING (39.5%)
13,816,000	Federal Agricultural Mortgage Corp.
	4.250%, 07/29/08	$13,771,403

	Federal Farm Credit Bank
48,000,000	4.790%, 03/17/09‡	48,000,000
15,000,000	4.780%, 03/11/09‡	15,000,000
15,000,000	4.689%, 10/27/08‡	15,000,000
10,000,000	4.795%, 09/15/09‡	9,999,098
7,000,000	4.710%, 01/23/09‡	6,996,402
2,000,000	5.058%, 12/28/07‡	1,999,867

	Federal Home Loan Bank
15,000,000	5.544%, 09/17/08‡	14,994,160
15,000,000	5.270%, 05/21/08	15,000,000
12,500,000	4.225%, 03/07/08‡	12,470,000
11,500,000	4.235%, 11/15/07‡	11,499,237
10,000,000	5.074%, 01/05/09‡	9,999,167
7,295,000	4.850%, 02/15/08	7,288,484
5,000,000	5.450%, 08/15/08	5,000,000
5,000,000	5.375%, 08/20/08	5,000,000
4,720,000	3.375%, 02/15/08	4,693,799
4,490,000	4.245%, 01/10/08‡	4,483,877
3,450,000	5.250%, 02/01/08	3,448,871
3,270,000	4.625%, 02/08/08	3,264,544
3,000,000	4.530%, 03/12/08‡	2,992,515
3,000,000	4.040%, 07/14/08	2,973,314
2,945,000	2.750%, 03/14/08	2,919,487
2,620,000	5.200%, 07/25/08	2,621,892
2,300,000	5.093%, 01/10/08‡	2,299,493
2,210,000	5.000%, 05/23/08	2,208,163
2,000,000	3.900%, 05/19/08	1,984,326
2,000,000	3.000%, 12/28/07	1,993,949
1,825,000	5.375%, 02/28/08	1,824,981
1,800,000	5.438%, 02/18/09‡	1,799,539
1,500,000	4.200%, 07/16/08	1,491,024
1,420,000	5.000%, 07/23/08	1,418,987
1,250,000	3.360%, 07/30/08	1,234,833
1,050,000	4.450%, 06/02/08	1,046,653
1,030,000	3.110%, 01/18/08	1,025,444
1,000,000	5.400%, 04/09/08	999,560
1,000,000	5.360%, 01/15/08	999,559
1,000,000	5.280%, 02/15/08	999,699
1,000,000	4.500%, 06/30/08	995,700
1,000,000	3.875%, 10/14/08	991,537
750,000	4.933%, 10/24/08‡	749,567
680,000	3.730%, 01/04/08	678,131
550,000	4.125%, 02/15/08	548,130
500,000	3.450%, 03/17/08	496,655

PRINCIPAL
AMOUNT		VALUE

	Federal Home Loan Mortgage Corp.
7,224,000	5.750%, 04/15/08	$7,252,092
5,000,000	4.000%, 03/17/08	4,975,641
2,970,000	5.500%, 01/18/08	2,970,600
2,902,000	4.625%, 02/21/08	2,898,085
2,000,000	3.625%, 12/19/07	1,995,662
1,300,000	3.875%, 06/15/08	1,293,598
1,000,000	5.375%, 03/14/08	999,530
700,000	4.000%, 05/23/08	695,170
700,000	3.370%, 04/28/08	693,706
600,000	4.450%, 03/06/08	598,282
545,000	3.100%, 07/15/08	537,012
511,000	2.750%, 03/15/08	506,249
500,000	4.100%, 01/11/08	498,826
500,000	3.250%, 03/14/08	496,382
	Federal National Mortgage Association
15,000,000	3.550%, 11/16/07	14,988,871
9,437,000	5.500%, 01/15/08	9,439,690
7,400,000	3.350%, 04/28/08	7,340,275
5,176,000	4.200%, 03/24/08	5,162,516
5,000,000	4.500%, 03/03/08	4,986,466
5,000,000	4.000%, 06/23/08	4,975,536
3,968,000	3.875%, 07/15/08	3,947,295
3,780,000	5.750%, 02/15/08	3,789,617
3,493,000	6.000%, 05/15/08	3,515,984
2,500,000	2.500%, 06/15/08	2,459,987
1,558,000	3.250%, 01/15/08	1,551,764
1,500,000	4.250%, 05/23/08	1,496,028
1,235,000	4.875%, 04/10/08	1,232,545
1,000,000	3.860%, 02/22/08	995,969
1,000,000	3.250%, 11/15/07	999,257
500,000	4.520%, 02/15/08	498,848

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES — INTEREST BEARING (Cost $338,993,530)	338,993,530

U.S. GOVERNMENT AGENCY SECURITIES - DISCOUNT NOTES (5.1%)
25,000,000	Federal Home Loan Bank@
	5.177%, 12/19/07	24,829,800
	Federal Home Loan Mortgage Corp.@
10,183,000	5.181%, 12/10/07	10,126,629
3,500,000	5.171%, 12/11/07	3,480,167
5,000,000	Federal National Mortgage Association@
	4.623%, 01/11/08	4,955,033

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES — DISCOUNT NOTES (Cost $43,391,629)	43,391,629

See accompanying Notes to Schedule of Investments.

6	Government Money Market Fund
ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

REPURCHASE AGREEMENTS (56.4%)
75,000,000	Barclays Capital, Inc., 5.000%, dated 09/13/07, due 11/13/07, repurchase price $75,634,417,collateralized by various U.S. Government Agency Securities 6.000% - 6.500%, 04/15/32 - 10/01/36 with a value of $75,000,001	$75,000,000
75,000,000	Barclays Capital, Inc., 4.750%, dated 10/31/07, due 11/07/07, repurchase price $75,069,271, collateralized by various U.S. Government Agency Securities 0.000% - 4.240%, 03/25/08 - 02/22/10 with a value of $75,000,880	75,000,000
110,212,000	BNP Paribas, 4.950%, dated 10/30/07, due 11/01/07, repurchase price $110,242,308, collateralized by various U.S. Government Agency Securities 0.000% - 6.000%, 10/25/24 - 05/25/37 with a value of $110,212,000	110,212,000
69,277,000	BNP Paribas, 4.940%, dated 10/31/07, due 11/01/07, repurchase price $69,286,506, collateralized by various U.S. Government Agency Securities 0.000%, 03/15/28 - 04/25/37 with a value of $69,277,000	69,277,000
50,000,000	Credit Suisse Securities, Inc., 4.800%, dated 10/26/07, due 11/02/07, repurchase price $50,046,667, collateralized by Federal Home Loan Mortgage Corp. 5.500%, 10/01/37 with a value of $51,001,662	50,000,000
25,000,000	Credit Suisse Securities, Inc., 4.800%, dated 10/10/07, due 11/07/07, repurchase price $25,093,333, collateralized by Federal Home Loan Mortgage Corp. 5.500%, 10/01/37 with a value of $25,503,315	25,000,000
25,000,000	Credit Suisse Securities, Inc., 4.620%, dated 10/30/07, due 11/29/07, repurchase price $25,096,250, collateralized by Federal Home Loan Mortgage Corp. 5.500%,10/01/37 with a value of $25,503,315	25,000,000
35,000,000	Deutsche Bank, AG 4.650%, dated 10/31/07, due 11/01/07, repurchase price $35,004,521,collateralized by various U.S. Government Agency Securities 5.500% - 7.000%, 08/01/22 - 07/01/37 with a value of $35,000,000	35,000,000

PRINCIPAL
AMOUNT		VALUE

20,000,000	Deutsche Bank, AG 4.600%, dated 10/29/07, due 11/28/07, repurchase price $20,076,667,collateralized by various U.S. Government Agency Securities 5.500% - 7.000%, 08/01/22 - 07/01/37 with a value of $20,000,000	$20,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost $484,489,000)	484,489,000

TOTAL INVESTMENTS (101.0%) (Cost $866,874,159)		$866,874,159

LIABILITIES, LESS OTHER ASSETS (-1.0%)		(8,899,208)

NET ASSETS (100.0%)		$857,974,951

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2007.

@	Annualized yield at time of purchase; not a coupon rate.
See accompanying Notes to Financial Statements.

Government Money Market Fund	7
Schedule of Investments ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2007

ASSETS
Investments, at value (cost $382,385,159)	$382,385,159
Repurchase agreements, at value (cost $484,489,000)	484,489,000
Cash with custodian (interest bearing)	467
Accrued interest	3,808,859
Prepaid expenses	8,153
Deferred offering costs	99,744
Other assets	5,807

Total assets	870,797,189

LIABILITIES AND NET ASSETS
Payables:
Investments purchased	12,550,547
Payable for offering fees	61,179
Affiliates:
Investment advisory fees	145,729
Deferred compensation to Trustees	5,807
Financial accounting fees	8,100
Trustees fees and officer compensation	69
Other accounts payable and accrued liabilities	50,807

Total liabilities	12,822,238

NET ASSETS	$857,974,951

ANALYSIS OF NET ASSETS
Paid in capital	$857,974,951

NET ASSETS	$857,974,951

Class I Shares (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$857,974,951
Shares outstanding	857,974,951
Net asset value, offering price and redemption price per share	$1.00

See accompanying Notes to Financial Statements.

8	Government Money Market Fund
ANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Period Ended October 31, 2007*

INVESTMENT INCOME
Interest	$22,332,109

Total investment income	22,332,109

EXPENSES
Investment advisory fees	829,031
Financial accounting fees	47,028
Audit and legal fees	48,385
Accounting fees	25,031
Transfer agent fees	24,531
Custodian fees	12,629
Printing and mailing fees	745
Trustees’ fees and officer compensation	14,167
Organization expense and offering costs	90,919
Other	9,804

Total expenses	1,102,270
Less expense reductions	(8,072)

Net expenses	1,094,198

NET INVESTMENT INCOME (LOSS)	21,237,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,237,911

*	Government Money Market Fund commenced operations on May 16, 2007.
See accompanying Notes to Financial Statements.

Government Money Market Fund	9
Statement of Operations ANNUAL REPORT

Statement of Changes in Net Assets

Period Ended
October 31,
2007*

OPERATIONS
Net investment income (loss)	$21,237,911

Net increase (decrease) in net assets resulting from operations	21,237,911

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(21,237,911)

Total distributions	(21,237,911)

CAPITAL SHARE TRANSACTIONS	857,974,951

TOTAL INCREASE (DECREASE) IN NET ASSETS	857,974,951

NET ASSETS
Beginning of period	—

End of period	$857,974,951

Undistributed net investment income (loss)	$—

*	Government Money Market Fund commenced operations on May 16, 2007.
See accompanying Notes to Financial Statements.

10	Government Money Market Fund
ANNUAL REPORT Statement of Changes in Net Assets

Notes to Financial Statements
NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Government Money Market Fund (the “Fund”) commenced operations on May 16, 2007, and is a series of the CALAMOS Investment Trust (the “Trust”). The Fund is registered under the Investment Company Act of 1940 (the “Act”) as a diversified, open-end management investment company. The Fund currently offers Class I shares. The Trust includes twelve additional series (the “Funds”) and the annual report to shareholders for the Funds is provided separately.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Pursuant to Rule 2a-7 of the Act, the Fund values its portfolio securities on an amortized cost basis. The amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the Fund’s net asset value is affected by any unrealized appreciation or depreciation of the portfolio. The board of trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the Fund’s portfolio securities.
Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date.
Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell it to the vendor (usually a bank or broker-dealer) at an agreed upon future date and price. The Fund requires that its custodian or sub-custodian maintain collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of the repurchase agreement. The Fund may only enter into repurchase agreements that are fully collateralized by obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.
Allocation of Expenses Among Funds. Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and distribute to shareholders substantially all of its taxable income and net realized gains.
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for methods of amortizing and accreting on fixed income securities. The Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Financial records are not adjusted for temporary differences.

Government Money Market Fund	11
Notes to Financial Statements ANNUAL REPORT

Notes to Financial Statements
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. After examination of the facts and circumstances and due consideration of a range of possible outcomes, it is management’s conclusion that no material differences would result from any of the tax positions taken by the Fund. Accordingly, no FIN 48 reserve has been provided.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures and its impact has not yet been determined.
NOTE 2 — INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, computed as follows: The Fund pays a fee at the annual rate of 0.20% of the first $500 million of average daily net assets, 0.19% of the next $500 million of average daily net assets, 0.18% of the next $10 billion of average daily net assets (average daily net assets in excess of $1 billion to $11 billion), 0.17% of the next $10 billion of average daily net assets (average daily net assets in excess of $11 billion to $21 billion), 0.16% of the next $10 billion of average daily net assets (average daily net assets in excess of $21 billion to $31 billion), and 0.15% of average daily net assets in excess of $31 billion.
Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s relative portion of combined assets.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of the Fund as a percentage of the average daily net assets to 0.27%. As of October 31, 2007, there were $8,072 of expenses waived or absorbed for the Fund.

12	Government Money Market Fund
ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Fund’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Fund has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Fund to US Bancorp have not increased as a result thereof.
Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.
Certain affiliates of the advisor hold material investments in the Funds. As of October 31, 2007, affiliates of the advisor held 100% of the outstanding shares for the Fund.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $5,807 for the Fund are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 — INCOME TAXES
As of October 31, 2007, the cost of investments for federal income tax purposes was $866,874,159.
Distributions during the fiscal period ended October 31, 2007, were characterized for Federal Income tax purposes as follows:

Distributions paid from:
Ordinary Income	$21,237,911
Long-Term Capital Gain	$—

As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$4,314
Undistributed capital gains	—

Total undistributed earnings	4,314
Accumulated capital and other losses	—
Net unrealized gain/(losses)	—

Total accumulated earnings/(losses)	4,314
Other	(4,314)
Paid-in capital	857,974,951

$857,974,951

Government Money Market Fund	13
Notes to Financial Statements ANNUAL REPORT

Notes to Financial Statements
NOTE 4 — CAPITAL SHARE TRANSACTIONS
The following table summarizes the activity in capital shares of the Fund:
For the Fiscal Period Ended October 31, 2007

I Shares	Shares	Dollars

Shares sold	7,754,928,646	$7,754,928,646
Shares issued in reinvestment of distributions	21,237,911	$21,237,911
Less shares redeemed	(6,918,191,606)	$(6,918,191,606)

Net Increase	857,974,951	$857,974,951

14	Government Money Market Fund
ANNUAL REPORT Notes to Financial Statements

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated below. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in this annual report to shareholders.

May 16^
through
October 31,
2007

Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) from investments	—

Total from investment operations	0.02

Distributions:
Dividends from net investment income	(0.02)
Dividends from net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$1.00

Total Return(a)	2.33%

Ratios and supplemental data:
Net assets, end of period (000)	$857,975

Ratio of net expenses to average net assets	0.26%*
Ratio of net investment income (loss) to average net assets	4.99%*
Ratio of gross expenses to average net assets prior to	0.26%*
waiver of expenses by the Advisor

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

Total return is not annualized for periods that are less than a full year, and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares.

*	Annualized

^	Commencement of operations

Government Money Market Fund Financial Highlights ANNUAL REPORT	15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of CALAMOS Government Money Market Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Government Money Market Fund (the “Fund”), a portfolio of Calamos Investment Trust, as of October 31, 2007, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 16, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund’s custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 16, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 14, 2007

16	Government Money Market Fund
ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (Unaudited)
The Board of Trustees of Calamos Investment Trust oversees the management of the Fund, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.
In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
At a meeting of the Board on March 30, 2007, the Board, including all of the Independent Trustees, approved an amendment to the management agreement to add Calamos Government Money Market Fund as a new Fund covered by the terms of the agreement. At a meeting on June 22, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, approved continuation of the management agreement with respect to the Fund through July 31, 2008, subject to possible earlier termination as provided in the agreement.
In considering the amendments and continuation of the management agreement, the Trustees reviewed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees’ determinations. However, the material factors and conclusions that formed the basis for the Trustees’ determinations to approve the amendments and the continuation of the management agreement are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of Calamos Advisors’ services to the Fund, taking into account the Fund’s investment objective and strategy and their knowledge gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Fund. In addition, the Trustees reviewed Calamos Advisors’ resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund’s administrator, monitoring adherence to the Fund’s investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. In addition, the Trustees considered compliance reports from the Trust’s Chief Compliance Officer.
The Trustees concluded that the nature, quality and extent of the services provided or to be provided to the Fund by Calamos Advisors were appropriate and consistent with the terms of the management agreement and that the Fund was likely to benefit from the continued provision of those services.
Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the performance of the Fund with the performance of a universe of comparable funds identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s respective benchmark. The Trustees discussed Fund performance with representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper

Government Money Market Fund	17
Trustee Approval of Management Agreement ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)
materials. The Trustees noted that the Fund had less than three years of performance data, and thus did not have a long-term performance record. The Trustees concluded that the Fund’s operating history was too short a period to allow for a meaningful performance comparison.
Costs of Services and Profits Realized by Calamos Advisors
The Trustees examined information regarding the fees and expenses of the Fund in comparison to corresponding information for comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that the Fund’s contractual rate of management fees was lower than the peer group median, while its actual management fees and overall expense ratio were higher than the peer group medians.
The Trustees also reviewed the rates of management fees charged by Calamos Advisors to its separate accounts and to its subadvised funds (for which Calamos Advisors provides portfolio management services only). Although in most instances its sub-advisory fees, and in many instances its separate account fees, for various comparable investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors performs significant additional services for the Fund that it does not provide to those other clients. Those services include administrative services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services. The Trustees also considered that, in serving the Fund, Calamos Advisors assumes many risks that it does not assume in servicing its other clients.
The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees reviewed information on the profitability of Calamos Advisors in serving as the Fund’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and Calamos Advisors’ other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the particular manager’s organizational structure, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors with respect to the Fund in relation to the services rendered was not unreasonable.
The Trustees concluded that the management fees payable by the Fund to Calamos Advisors were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund’s overall expense ratio was reasonable in light of the quality and extent of services provided by Calamos Advisors, the size of the Fund and the Fund’s investment performance.
Economies of Scale
The Trustees received and discussed information concerning whether Calamos Advisors realizes economies of scale as the Fund’s assets increase. The Trustees recognized that breakpoints in the fee schedule for the Fund could result in the sharing of economies of scale as Fund assets increase. The Trustees also considered Calamos Advisors’ agreement to reimburse the Fund for a portion of its expenses if the Fund’s expense ratio otherwise would exceed a specified level. The Trustees concluded that the fee schedule for the Fund provides for a sharing of economies of scale at various asset levels.

18	Government Money Market Fund
ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (Unaudited)
Other Benefits to Calamos Advisors
The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees also considered Calamos Advisors’ use of commissions paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Calamos Advisors. The Trustees concluded, based on reports from the Trust’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.
After full consideration of the above factors with respect to the Fund as well as other factors that were instructive in considering the Fund’s management arrangement, at the March 30 meeting, the Trustees, including all of the Independent Trustees, approved the amendment of the management agreement to add the Fund as a series covered by the management agreement. At the June 22 meeting, after full consideration of the above factors as well as other factors that were instructive in considering the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.

Government Money Market Fund	19
Trustee Approval of Management Agreement ANNUAL REPORT

Tax Information (unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 854(b)(2) of the Code, the Fund hereby designates $0, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates 0.0% of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2007.

20	Government Money Market Fund
ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)
The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at October 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios
		in Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 67*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 70	Trustee (since 2001)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since 2002)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since 2001)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 63	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services, LLC.

**	Overseeing 94 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

^ The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund
The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.

Government Money Market Fund Trustees & Officers ANNUAL REPORT	21

Trustees & Officers (unaudited)
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 44	Treasurer (since 2004)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since 2001)	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Mark Mickey, 56	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.

22	Government Money Market Fund
ANNUAL REPORT Trustees & Officers

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This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after January 31, 2008, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2007. The manager's views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
866.915.0373

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

GMMANR 3084 2007

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR Item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $231,000 and $326,500 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $149,916 and $322,155 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $0 and $41,475 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $104,916 and $41,475 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2007

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 20, 2007